As filed with the Securities and Exchange Commission on July 10, 2026

Securities Act File No. 333-123257
Investment Company Act File No. 811-10325

United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 2,951	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 2,955	☒

VANECK ETF TRUST
(Exact Name of Registrant as Specified in its Charter)

666 Third Avenue, 9th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number
Jonathan R. Simon, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Allison M. Fumai, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

Immediately upon filing pursuant to paragraph (b)
On [date] pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
On [date] pursuant to paragraph (a)(1)
X	75 days after filing pursuant to paragraph (a)(2)
On [date] pursuant to paragraph (a)(2) of rule 485

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated July 10, 2026
[ , 2027]
Prospectus
[] | U.S. Equity Buffer ETF - April
Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
800.826.2333 | vaneck.com

Prospectus
VanEck® U.S. Equity Buffer ETF — April
[____], 2027

VanEck U.S. Equity Buffer ETF — April (the “Fund”) is a series of
VanEck ETF Trust (the “Trust”) and is an actively managed ETF.
•The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below (the “Outcomes”), are based upon the performance of the share price of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”) over an approximately one-year period from April 1 through March 31 of each year (the “Outcome Period”). The initial Outcome Period is from approximately April 1, 2027 through March 31, 2028. The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. There is no guarantee that the Outcomes for an Outcome Period will be realized.
•The Fund invests in FLexible EXchange® Options (“FLEX Options”) on the Underlying ETF. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund’s strategy has been specifically designed to produce the Outcomes based upon the performance of the Underlying ETF’s share price (or its “price return”) at the conclusion of the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF to the extent of its FLEX Options investments. The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide.
•Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is [10]% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of [0.__]% of the Fund’s average daily net assets is taken into account, the Cap is [__]%. The Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses incurred by the Fund, and any extraordinary expenses incurred by the Fund. The Cap is likely to rise or fall from one Outcome Period to the next. Please note, if the Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Shares at that price has little or no ability to achieve gains but remains vulnerable to downside risks.
•The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a buffer (the “Buffer”) against the first [20]% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will bear all Underlying ETF losses exceeding [20]% on a one-to-one basis. The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses experienced by the Fund, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to [0.__]% of the Fund’s daily net assets is taken into account, the net Buffer for an Outcome Period is [__]%. If the Outcome Period has begun and the Fund has decreased in value beyond the pre-determined [20]% Buffer, an investor purchasing Shares at that price may not benefit from the Buffer. Similarly, if the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
•The Fund’s website, www.vaneck.com/[______], provides important Fund information (including, among other items, Outcome Period start and end dates and information relating to the Cap and Buffer), as well as information relating to the potential Outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website. The Fund’s strategy is designed to produce the Outcomes upon the expiration of its FLEX Options investments on the last day of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Buffer, will be provided at any point prior to the last day of the Outcome Period. Investors considering purchasing Shares after the Outcome Period has begun or selling Shares prior to the end of the Outcome Period should visit the Fund’s website to fully understand potential investment Outcomes. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the annual imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF.
Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

800.826.2333 | vaneck.com	3

VANECK® U.S. EQUITY BUFFER ETF - APRIL
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The investment objective of the VanEck U.S. Equity Buffer ETF - April (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the "Underlying ETF"), up to a predetermined upside cap of [10%] while providing a buffer (before fees and expenses) against the first [20%] of Underlying ETF losses, over the period from approximately April 1, 2027 through March 31, 2028.
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	[ ]
Other Expenses(a) (b)	[ ]
Total Annual Fund Operating Expenses(b)	[ ]
(a)    “Other Expenses” are based on estimated amounts for the current fiscal year.
(b)    Van Eck Absolute Return Advisers Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least [ ].
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same [(except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year)]. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	[ ]
3	[ ]
PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets in investments that provide exposure to the Underlying ETF. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes.
The Fund employs a defined outcome strategy which seeks to produce pre-determined investment outcomes (the “Outcomes”) based on the performance of the share price of the Underlying ETF over an approximate one year period. The Fund invests in Flexible Exchange® Options (“FLEX Options”) on the Underlying ETF. FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the Options Clearing Corporation (the ”OCC”), FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund.
In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. The reference asset for all of the Fund’s FLEX

800.826.2333 | vaneck.com	4

Options is the Underlying ETF, an exchange-traded unit investment trust that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index. The Underlying ETF invests in equity securities of companies, including companies with large capitalizations. Through its use of FLEX Options on the Underlying ETF, the Fund has significant exposure to companies in the information technology sector. For more information on the Underlying ETF, please see the section of the prospectus entitled “Additional Information About the Fund’s Investment Strategies and Risks.”
The Outcomes sought by the Fund, which include the Buffer and Cap discussed below, are based upon the performance of the Underlying ETF’s share price over an approximately one-year period from April 1 through March 31 of each year (the “Outcome Period”). The initial Outcome Period is from approximately April 1, 2027 through March 31, 2028. Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date of approximately one year in the future, and a new Outcome Period will begin. The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that vary from those that the Fund seeks to provide.
The Fund’s strategy has been specifically designed to produce the Outcomes based upon the performance of the Underlying ETF’s share price (or its “price return”) over the duration of the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF to the extent of its FLEX Options investments. The Fund is not an appropriate investment for income-seeking investors. If the Underlying ETF’s share price increases over the duration of the Outcome Period, the Fund seeks to provide investors that hold Shares for the entire Outcome Period with an increase in value that approximately matches the percentage increase experienced by the Underlying ETF’s share price over the duration of the Outcome Period, up to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF’s share price, if the Underlying ETF’s share price experiences returns for the Outcome Period in excess of the Cap, Fund shareholders will not participate in such excess returns.
The Cap is based upon prevailing market conditions at the time the Fund enters into the FLEX Options on the first day of the Outcome Period. For the initial Outcome Period, the Cap is [10]% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.[ ]% of the Fund’s average daily net assets is taken into account, the Cap is [ ]%. The Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. Since the Cap is based upon prevailing market conditions at the beginning of an Outcome Period, the Cap will rise or fall from one Outcome Period to the next.
As is discussed in further detail below, it is anticipated that during the Outcome Period the Fund’s net asset value (“NAV”) will not increase or decrease at the same rate as the Underlying ETF’s share price. The Fund’s NAV is based upon the value of its portfolio, which is primarily composed of FLEX Options.
Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the time remaining until those FLEX Options expire also affects their value. The Fund’s investment sub-adviser, Lido Advisors, LLC, (“Lido” or the “Sub-Adviser”), generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.
The Fund seeks to generate returns that match the Underlying ETF, up to the Cap (discussed in detail below), while limiting downside losses through the implementation of the Buffer. The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

800.826.2333 | vaneck.com	5

Underlying ETF
VanEck U.S. Equity Buffer ETF – April
Fund Return Profile
Underlying ETF

*Please note this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the Underlying ETF. Shareholders may experience losses greater than shown in this illustration, including loss of their entire investment. There is no guarantee that these Outcomes will be achieved over the course of the Outcome Period.
The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The table is not intended to predict or project the performance of the FLEX Options or the Fund. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the Fund’s website, www.vaneck.com/[______], which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Underlying ETF Performance	(100)%	(50)%	(20)%	(10)%	(5)%	0%	5%	10%	15%	20%	50%	100%
Fund Performance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%*	[ ]%	[ ]%*

800.826.2333 | vaneck.com	6

• The Cap is set on the first day of the Outcome Period and is [__]% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of [__]% of the Fund’s average daily net assets is taken into account, the Cap is [__]%. The Fund’s annual management fee of [__]% of the Fund’s average daily net assets, any acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses incurred by the Fund will have the effect of reducing the Cap and Buffer amounts for Fund shareholders.
Use of FLEX Options. The Outcomes may be achieved by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. The FLEX Options that comprise the Fund’s portfolio each reference the Underlying ETF and are set to expire on the last day of the Outcome Period. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price at which the Underlying ETF will be exercised at the expiration of each FLEX Option. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s share price over the duration of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.
To achieve the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price.
The effect of the Fund’s call option contracts is to provide exposure to the increases in the price of the Underlying ETF, subject to the Cap. The potential investment gains provided by the Fund are subject to the Cap, a maximum investment return level, which is discussed below. The Fund will not participate in gains that exceed the Cap. Separately, the Fund is designed to deliver on its investment objective to provide returns that are buffered by up to [20]% if the Underlying ETF’s share price experiences a loss during the course of the Outcome Period through its put option contracts. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer that the Fund seeks to provide is only operative against the first [20]% of Underlying ETF losses for the Outcome Period. After the Underlying ETF’s share price has decreased in value by more than [20]%, the Fund will experience all subsequent losses on a one-to-one basis. The effect created by the Fund’s Buffer is that if the Underlying ETF’s share price has decreased in value over the course of the Outcome Period, the Fund seeks to be returned the amount of its principal investment (if the Underlying ETF’s share price decreased in value by [20]% or less) or experience a loss that is [20]% less than the loss experienced by the Underlying ETF (if the Underlying ETF’s share price decreased in value by more than [20]%).
Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period. Additional information regarding the terms of the FLEX Options and the mechanics of the Fund’s strategy can be found in “Additional Information Regarding the Fund’s Investment Strategies and Risks.”
The Outcome Period. The Outcomes sought by the Fund are based upon the Fund’s NAV at the outset of the Outcome Period. The Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF’s share price during that time. Because the terms of the FLEX Options don’t change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment Outcomes very different from those sought by the Fund. Since the FLEX Options are exercisable only on the final day of the Outcome Period, a shareholder that sells Shares prior to the end of the Outcome Period may also experience investment Outcomes very different from those sought by the Fund. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must be holding Shares at the time that the Fund enters into the FLEX Options and on the day those FLEX Options expire. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of the Fund’s FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF’s share price has decreased by [20]%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than [20]% (because the Fund’s NAV will not correlate one-to-one with the Underlying ETF and the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses).
An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an

800.826.2333 | vaneck.com	7

investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the annual imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF.
Cap on Potential Upside Returns. Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF’s share price, if the Underlying ETF’s share price experiences returns for the Outcome Period in excess of the Cap, the Fund will not participate in excess returns. The Cap is determined on the first day of the Outcome Period and is [10]% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.[ ]% of the Fund’s average daily net assets is taken into account, the Cap is [ ]%. The Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses incurred by the Fund. For the purpose of this prospectus, “extraordinary expenses” are [non-recurring expenses that may be incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders]. The Cap is also set forth on the Fund's website at www.vaneck.com/[ ].
The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If an investor is considering purchasing Shares during the Outcome Period, and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
There is no guarantee that the Fund will successfully achieve its investment objective. The Cap is a result of the design of the Fund’s principal investment strategy. In order to provide the Buffer, the Fund enters into a series of FLEX Option contracts. As the purchaser of certain of these FLEX Options, the Fund is obligated to pay a premium to the seller of those FLEX Options.
However, the strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of FLEX Options. On the first day of the Outcome Period when the Fund enters into its other FLEX Options positions, the portfolio managers will calculate the amount of premiums that the Fund will owe in order to provide the Buffer and will then go into the market and sell a call FLEX Option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe.
The Cap is the strike price of that sold call FLEX Option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX Options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and calls on the underlying FLEX Options.
Buffer. The Buffer is only operative against the first [20]% of Underlying ETF losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. After the Underlying ETF’s share price has decreased by more than [20]%, the Fund will experience all subsequent losses on a one-to-one basis. The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period.
When the Fund’s annual management fee equal to 0.[ ]% of the Fund’s daily net assets is taken into account, the net Buffer for an Outcome Period is [ ]%. The Fund’s strategy is designed to produce the Outcomes upon the expiration of its FLEX Options investments on the last day of the Outcome Period. Therefore, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period. If an investor is considering purchasing Shares during the Outcome Period, and the Fund has already decreased in value by an amount equal to or greater than [20]%, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to provide for the remainder of the Outcome Period. Conversely, if an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value, then a shareholder may experience losses prior to gaining the protection offered by the Buffer, which is not guaranteed. A shareholder that purchases Shares at the beginning of the Outcome Period may lose their entire investment. While the Fund seeks to limit losses to [20]% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. Depending upon market conditions at the time of purchase, a shareholder that purchases Shares after the Outcome Period has begun may also lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options and another Outcome Period will commence.

800.826.2333 | vaneck.com	8

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of the unitary management fee) for the next Outcome Period. This information is available on the Fund’s website, www.vaneck.com/[ ], which also provides information relating to the Outcomes, including the Fund’s position relative to the Cap, of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Cap, is communicated on the Fund’s website.
The Fund’s website, www.vaneck.com/[ ],provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “Investment Company Act of 1940”).
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Defined Outcome Strategy Risk. The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by [__]% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match those of the Underlying ETF (up to the Cap), while limiting downside losses, if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that match those of the Underlying ETF (up to the Cap), while limiting downside losses, if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Further, because the FLEX Options are designed to produce returns that match the price return of the Underlying ETF (subject to the Cap) on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF.
The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide.
Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve.

800.826.2333 | vaneck.com	9

Cap Change Risk. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
FLEX Options Risk. The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.
The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.
Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.
Derivatives Risk. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if the Fund invested directly in the underlying securities, currencies or other assets.
Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.
Many derivative transactions are entered into “over-the-counter” without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). Counterparty risk also refers to the related risks of having concentrated exposure to such a counterparty. A liquid secondary market may not always exist for the Fund’s derivative positions at any time, and the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses. The Fund may also face the risk that it may not be able to meet margin and payment requirements to maintain a derivatives position.
Derivatives are also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human errors. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Clearing Member Default Risk. Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing

800.826.2333 | vaneck.com	10

organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
Underlying ETF Risk. The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein. However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF:
Equity Securities Risk. The value of the equity securities held by the Underlying ETF may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Underlying ETF participate, or factors relating to specific issuers in which the Underlying ETF invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns.
Information Technology Sector Risk. The Underlying ETF may be sensitive to, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. They may face unexpected risks and costs associated with technological developments, such as artificial intelligence and machine learning. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Further, many companies involved in, or exposed to, artificial intelligence-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Underlying ETF may be adversely affected by negative developments impacting those companies, industries or sectors. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies. In addition, information technology may face increased government scrutiny and may be subject to adverse government or legal action.
Large-Capitalization Companies Risk. The Underlying ETF may invest in large-capitalization companies and, therefore will be subject to certain risks associated with large-capitalization companies. Securities of large-capitalization companies could fall out of favor with the market and underperform securities of small- or medium-capitalization companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, prior to the expiration date, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by

800.826.2333 | vaneck.com	11

the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).
Concentration Risk. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.
Liquidity Risk. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete.
Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. The prices of securities are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, war or other conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions and other trade barriers) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or underperform other investments. An investment may lose money.
Tax Risk. The Fund intends to qualify as a “regulated Investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, the possible application of the “straddle” and “constructive sale” rules, and various loss limitation provisions of the Internal Revenue Code of 1986. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Internal Revenue Code of 1986, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.
The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Internal Revenue Code of 1986 applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.
To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.
In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

800.826.2333 | vaneck.com	12

Investing in ETFs Risk. The Fund’s performance may depend in part on the performance of the Underlying ETF in which it invests. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying ETF in which it invests, including its investment advisory and administration fees, while continuing to pay its own management fee. As a result, the Fund’s shareholders will indirectly bear the expenses of the Underlying ETF, absorbing duplicative levels of fees.
Active Management Risk.  In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may cause a decline in the value of the investments held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Sub-Adviser Risk. The Sub-Adviser may have little experience managing registered investment companies which are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.
Affiliated Fund Investment Risk. In managing the Fund, the Adviser and/or the Sub-Adviser have the ability to select underlying funds which they believe will achieve the Fund’s investment objective. The Adviser and/or the Sub-Adviser may be subject to potential conflicts of interest in selecting underlying funds because the Adviser and/or the Sub-Adviser may, due to its own financial interest or other business considerations, have an incentive to invest in funds managed by the Adviser and/or the Sub-Adviser or their affiliates rather than investing in funds managed or sponsored by others.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Authorized Participant Concentration Risk. The Fund may have a limited number of Authorized Participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business, or do not process creation and/or redemption orders, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to net asset value and possibly face trading halts and/or de-listing. This can be reflected as a spread between the bid-ask prices for the Fund. The Authorized Participant concentration risk may be heightened with respect to certain types of assets or in cases where Authorized Participants have limited or diminished access to the capital required to post collateral.
New Fund Risk. The Fund is a new fund, with a limited or no operating history and a small asset base. There can be no assurance that the Fund will grow to or maintain a viable size. Due to the Fund’s small asset base, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset base. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders.
Cash Transactions Risk. Unlike other ETFs, the Fund expects to effect its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently incur brokerage costs and/or recognize gains or losses on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value to the extent not offset by the transaction fee payable by an Authorized Participant.
No Guarantee of Active Trading Market Risk. There can be no assurance that an active trading market for the Shares will develop or be maintained, as applicable. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and Authorized Participants may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its net asset value.
Trading Issues Risk. Trading in shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the relevant exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s net asset value, the intraday value of the Fund’s holdings and supply and demand for Shares. Shares may trade above, below, or at their most recent net asset value. Factors including disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), may result in Shares trading at a significant premium or discount to net asset value or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the net asset value or sells Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares. The securities held by the Fund may be traded in markets that close

800.826.2333 | vaneck.com	13

at a different time than the exchange on which the Shares are traded. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the exchange and the resulting premium or discount to the Shares’ net asset value may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings and a shareholder may be unable to sell his or her Shares.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. The Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s net asset value and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk if it is comprised of a limited number of investments.
Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
PERFORMANCE
The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.vaneck.com.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Absolute Return Advisers Corporation.
Investment Sub-Adviser. Lido Advisors, LLC
Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Chris Mailloux	Portfolio Manager	[ ]
Peter Liao	Portfolio Manager	[ ]
PURCHASE AND SALE OF FUND SHARES
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed on the Exchange, and because Shares trade at market prices rather than net asset value, Shares of the Fund may trade at a price greater than net asset value (i.e., a “premium”) or less than net asset value (i.e., a “discount”).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, the Fund’s distributions (other than return of capital distributions) are taxable and will generally be taxed as ordinary income or capital gains. Any return of capital will reduce the shareholder's basis in their Fund Shares, reducing any loss or increasing any gain on a subsequent taxable disposition of Shares.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

800.826.2333 | vaneck.com	14

SUITABILITY STANDARDS

You should only consider this investment if:	You should not consider this investment if:
• you fully understand the risks inherent in an investment in Shares;
• you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;
• you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;
• you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
• you seek the protection of a [20]% Buffer on Underlying ETF losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
• you understand that there is no guarantee that the Fund will be successful in its attempt to provide investors protection through the Buffer;
• you understand that the [20]% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Buffer for the Outcome Period is [__]%;
• you understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;
• you are willing to forgo any gains in excess of the Cap;
• you understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;
• you understand that the Outcomes may not contemplate any dividends paid to the Fund, and the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;
• you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;
• you are willing to accept the risk of losing your entire investment; and
• you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

• you do not fully understand the risks inherent in an investment in Shares;
• you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;
• you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
• you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
• you seek an investment that provides either (i) a full [20]% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses and any extraordinary expenses, or (ii) that provides total protection against Underlying ETF losses, for an investment held for the duration of an Outcome Period;
• you do not understand that any protection provided by the Buffer is not guaranteed;
• you seek the protection of a full [20]% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses, or do not understand that the [20]% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;
• you do not understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;
• you are unwilling to forgo any gains in excess of the Cap;
• you do not understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;
• you do not fully understand that the Fund’s Outcomes may not contemplate any dividends paid to the Fund, and that the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;
• you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;
• you are unwilling to accept the risk of losing your entire investment; and
• you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

800.826.2333 | vaneck.com	15

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets in investments that provide exposure to the SPDR® S&P 500® ETF Trust (the “Underlying ETF”). For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes.
The Fund employs a defined outcome strategy which seeks to produce pre-determined investment outcomes (the “Outcomes”) based on the performance of the share price of the Underlying ETF over an approximate one year period. The Fund invests in Flexible Exchange® Options (“FLEX Options”) on the Underlying ETF. FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the Options Clearing Corporation (the ”OCC”), FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund.
In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. The reference asset for all of the Fund’s FLEX Options is the Underlying ETF, an exchange-traded unit investment trust that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index. The Underlying ETF invests in equity securities of companies, including companies with large capitalizations. Through its use of FLEX Options on the Underlying ETF, the Fund has significant exposure to companies in the information technology sector.
The Outcomes sought by the Fund, which include the Buffer and Cap discussed below, are based upon the performance of the Underlying ETF’s share price over an approximately one-year period from April 1 through March 31 of each year (the “ Outcome Period”). The initial Outcome Period is from approximately April 1, 2027 through March 31, 2028. Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date of approximately one year in the future, and a new Outcome Period will begin. The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that vary from those that the Fund seeks to provide.
The Fund’s strategy has been specifically designed to produce the Outcomes based upon the performance of the Underlying ETF’s share price (or its “price return”) over the duration of the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF to the extent of its FLEX Options investments. The Fund is not an appropriate investment for income-seeking investors. If the Underlying ETF’s share price increases over the duration of the Outcome Period, the Fund seeks to provide investors that hold Shares for the entire Outcome Period with an increase in value that approximately matches the percentage increase experienced by the Underlying ETF’s share price over the duration of the Outcome Period, up to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF’s share price, if the Underlying ETF’s share price experiences returns for the Outcome Period in excess of the Cap, Fund shareholders will not participate in such excess returns.
The Cap is based upon prevailing market conditions at the time the Fund enters into the FLEX Options on the first day of the Outcome Period. For the initial Outcome Period, the Cap is [10]% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.[ ]% of the Fund’s average daily net assets is taken into account, the Cap is [ ]%. The Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. Since the Cap is based upon prevailing market conditions at the beginning of an Outcome Period, the Cap will rise or fall from one Outcome Period to the next.
As is discussed in further detail below, it is anticipated that during the Outcome Period the Fund’s net asset value (“NAV”) will not increase or decrease at the same rate as the Underlying ETF’s share price. The Fund’s NAV is based upon the value of its portfolio, which is primarily composed of FLEX Options.
Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the time remaining until those FLEX Options expire also affects their value. The Fund’s investment sub-adviser, Lido Advisors, LLC (“Lido” or the “Sub-Adviser”), generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.
The Fund seeks to generate returns that match the Underlying ETF, up to the Cap (discussed in detail below), while limiting downside losses through the implementation of the Buffer. The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome

800.826.2333 | vaneck.com	16

Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

*Please note: this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the Underlying ETF. Shareholders may experience losses greater than shown in this illustration, including loss of their entire investment. There is no guarantee that these Outcomes will be achieved over the course of the Outcome Period.
The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The table is not intended to predict or project the performance of the FLEX Options or the Fund. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the Fund’s website, www.vaneck.com/[______], which provides updated information relating to this table on a daily basis throughout the Outcome Period.

800.826.2333 | vaneck.com	17

Underlying ETF Performance	(100)%	(50)%	(20)%	(10)%	(5)%	0%	5%	10%	15%	20%	50%	100%
Fund Performance	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%*	[ ]%	[ ]%*

* The Cap is set on the first day of the Outcome Period and is [__]% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of [__]% of the Fund’s average daily net assets is taken into account, the Cap is [__]%. The Fund’s annual management fee of [__]% of the Fund’s average daily net assets, any acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses incurred by the Fund will have the effect of reducing the Cap and Buffer amounts for Fund shareholders.

Use of FLEX Options. The Outcomes may be achieved by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. The FLEX Options that comprise the Fund’s portfolio each reference the Underlying ETF and are set to expire on the last day of the Outcome Period. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price at which the Underlying ETF will be exercised at the expiration of each FLEX Option. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s share price over the duration of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.
To achieve the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price.
The effect of the Fund’s call option contracts is to provide exposure to the increases in the price of the Underlying ETF, subject to the Cap. The potential investment gains provided by the Fund are subject to the Cap, a maximum investment return level, which is discussed below. The Fund will not participate in gains that exceed the Cap. Separately, the Fund is designed to deliver on its investment objective to provide returns that are buffered by up to [20]% if the Underlying ETF’s share price experiences a loss during the course of the Outcome Period through its put option contracts. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer that the Fund seeks to provide is only operative against the first [20]% of Underlying ETF losses for the Outcome Period. After the Underlying ETF’s share price has decreased in value by more than [20]%, the Fund will experience all subsequent losses on a one-to-one basis. The effect created by the Fund’s Buffer is that if the Underlying ETF’s share price has decreased in value over the course of the Outcome Period, the Fund seeks to be returned the amount of its principal investment (if the Underlying ETF’s share price decreased in value by [20]% or less) or experience a loss that is [20]% less than the loss experienced by the Underlying ETF (if the Underlying ETF’s share price decreased in value by more than [20]%).
Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period.
The Outcome Period. The Outcomes sought by the Fund are based upon the Fund’s NAV at the outset of the Outcome Period. The Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF’s share price during that time. Because the terms of the FLEX Options don’t change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. Since the FLEX Options are exercisable only on the final day of the Outcome Period, a shareholder that sells Shares prior to the end of the Outcome Period may also experience investment outcomes very different from those sought by the Fund. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must be holding Shares at the time that the Fund enters into the FLEX Options and on the day those FLEX Options expire. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of the Fund’s FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF’s share price has

800.826.2333 | vaneck.com	18

decreased by [20]%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than [20]% (because the Fund’s NAV will not correlate one-to-one with the Underlying ETF and the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses).
An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the annual imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF.
Cap on Potential Upside Returns. Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF’s share price, if the Underlying ETF’s share price experiences returns for the Outcome Period in excess of the Cap, the Fund will not participate in excess returns. The Cap is determined on the first day of the Outcome Period and is [10]% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.[ ]% of the Fund’s average daily net assets is taken into account, the Cap is [ ]%. The Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses incurred by the Fund. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may be incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders. The Cap is also set forth on the Fund's website at www.vaneck.com/[ ].
The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If an investor is considering purchasing Shares during the Outcome Period, and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
There is no guarantee that the Fund will successfully achieve its investment objective. The Cap is a result of the design of the Fund’s principal investment strategy. In order to provide the Buffer, the Fund enters into a series of FLEX Option contracts. As the purchaser of certain of these FLEX Options, the Fund is obligated to pay a premium to the seller of those FLEX Options.
However, the strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of FLEX Options. On the first day of the Outcome Period when the Fund enters into its other FLEX Options positions, the portfolio managers will calculate the amount of premiums that the Fund will owe in order to provide the Buffer and will then go into the market and sell a call FLEX Option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe.
The Cap is the strike price of that sold call FLEX Option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX Options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and calls on the underlying FLEX Options.
Buffer. The Buffer is only operative against the first [20]% of Underlying ETF losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. After the Underlying ETF’s share price has decreased by more than [20]%, the Fund will experience all subsequent losses on a one-to-one basis. The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period.
When the Fund’s annual management fee equal to 0.[ ]% of the Fund’s daily net assets is taken into account, the net Buffer for an Outcome Period is [ ]%. The Fund’s strategy is designed to produce the Outcomes upon the expiration of its FLEX Options investments on the last day of the Outcome Period. Therefore, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period. If an investor is considering purchasing Shares during the Outcome Period, and the Fund has already decreased in value by an amount equal to or greater than [20]%, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to provide for the remainder of the Outcome Period. Conversely, if an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value, then a shareholder may experience losses prior to gaining the protection offered by the Buffer, which is not guaranteed. A shareholder that purchases Shares at the beginning of the Outcome Period may lose their entire investment. While the Fund seeks to limit losses to [20]% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. Depending upon market conditions at the time of purchase, a shareholder that

800.826.2333 | vaneck.com	19

purchases Shares after the Outcome Period has begun may also lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options and another Outcome Period will commence.
Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of the unitary management fee) for the next Outcome Period. This information is available on the Fund’s website, www.vaneck.com/[ ], which also provides information relating to the Outcomes, including the Fund’s position relative to the Cap, of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Cap, is communicated on the Fund’s website.
The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940.
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
The Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) of VanEck ETF Trust (the “Trust”) without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions— Investment Restrictions.”
RISKS OF INVESTING IN THE FUND
The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section followed by additional risk information. See also the Fund's SAI for information on certain other investments in which the Fund may invest and other investment techniques in which the Fund may engage from time to time and related risks.
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Defined Outcome Strategy Risk. The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by [__]% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match those of the Underlying ETF (up to the Cap), while limiting downside losses, if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. Because the value of the FLEX Options depends, in part, on the time remaining until expiration and the Buffer is designed to be in effect at the end of the Outcome Period, it is possible that the Fund’s NAV may decrease during the Outcome Period before the Buffer is fully implemented. If a shareholder were to sell at this time, they could recognize losses on their investment. Additionally, because the Buffer is provided by operation of the FLEX Options, the implementation of the Buffer is subject to counterparty risk (for additional information, see “Counterparty Risk” herein). The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that match those of the Underlying ETF (up to the Cap), while limiting downside losses, if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Further, because the FLEX Options are designed to produce returns that match the price return of the Underlying ETF (subject to the Cap) on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF.
The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to

800.826.2333 | vaneck.com	20

the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund.
Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Because the Fund utilizes European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX Options on the final day of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide.
Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. Because the value of the Fund’s FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the share price of the Underlying ETF until the end of the Outcome Period. To the extent the price of the Underlying ETF increases beyond the Fund’s Cap, the Fund will not participate in such gains, and will underperform the Underlying ETF. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve.
Cap Change Risk. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.
FLEX Options Risk. The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.
The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on the expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.
Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets.
Derivatives Risk. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if the Fund invested directly in the underlying securities, currencies or other assets.
Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction

800.826.2333 | vaneck.com	21

may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.
Many derivative transactions are entered into “over-the-counter” without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). Counterparty risk also refers to the related risks of having concentrated exposure to such a counterparty. A liquid secondary market may not always exist for the Fund’s derivative positions at any time, and the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses. The Fund may also face the risk that it may not be able to meet margin and payment requirements to maintain a derivatives position.
Derivatives are also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human errors. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Clearing Member Default Risk. Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
Underlying ETF Risk. The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein. However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF:
Equity Securities Risk. The value of the equity securities held by the Underlying ETF may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Underlying ETF participate, or factors relating to specific issuers in which the Underlying ETF invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by the Underlying ETF; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by the Underlying ETF. In addition, the equity securities of an issuer in the Underlying ETF’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are

800.826.2333 | vaneck.com	22

subordinated to preferred securities and debt in a company’s capital structure with respect to priority to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns.
Information Technology Sector Risk. The Underlying ETF may be sensitive to, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. They may face unexpected risks and costs associated with technological developments, such as artificial intelligence and machine learning. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Further, many companies involved in, or exposed to, artificial intelligence-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Underlying ETF may be adversely affected by negative developments impacting those companies, industries or sectors. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies. In addition, information technology may face increased government scrutiny and may be subject to adverse government or legal action.
Large-Capitalization Companies Risk. The Underlying ETF may invest in large-capitalization companies and, therefore will be subject to certain risks associated with large-capitalization companies. Securities of large-capitalization companies could fall out of favor with the market and underperform securities of small- or medium-capitalization companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Correlation Risk. The FLEX Options held by the Fund are European style option contracts and therefore will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, prior to the expiration date, the value of the FLEX Options may vary versus the value of the Underlying ETF because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).
Concentration Risk. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options. The Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.
Liquidity Risk. The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete.
Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry,

800.826.2333 | vaneck.com	23

group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. The prices of securities are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, war or other conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions and other trade barriers) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or underperform other investments. An investment may lose money.
Tax Risk. The Fund intends to qualify as a “regulated Investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, the possible application of the “straddle” and “constructive sale” rules, and various loss limitation provisions of the Internal Revenue Code of 1986. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Internal Revenue Code of 1986, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.
The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Internal Revenue Code of 1986 applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.
To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.
In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
Investing in ETFs Risk. The Fund’s performance may depend in part on the performance of the Underlying ETF in which it invests. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying ETF in which it invests, including its investment advisory and administration fees, while continuing to pay its own management fee. As a result, the Fund’s shareholders will indirectly bear the expenses of the Underlying ETF, absorbing duplicative levels of fees.
Active Management Risk.  In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may cause a decline in the value of the investments held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Sub-Adviser Risk. The Sub-Adviser may have little experience managing registered investment companies which are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.
Affiliated Fund Investment Risk. In managing the Fund, the Adviser and/or the Sub-Adviser have the ability to select underlying funds which they believe will achieve the Fund’s investment objective. The Adviser and/or the Sub-Adviser may be subject to potential conflicts of interest in selecting underlying funds because the Adviser and/or the Sub-Adviser may, due to its own financial interest or other business considerations, have an incentive to invest in funds managed by the Adviser and/or the Sub-Adviser or their affiliates rather than investing in funds managed or sponsored by others.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Authorized Participant Concentration Risk. The Fund may have a limited number of Authorized Participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business, or do not process creation and/or redemption orders, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to net asset value and possibly face trading halts and/or de-listing. This can be reflected as a spread between the bid-ask prices for the Fund. The Authorized Participant

800.826.2333 | vaneck.com	24

concentration risk may be heightened with respect to certain types of assets or in cases where Authorized Participants have limited or diminished access to the capital required to post collateral.
New Fund Risk. The Fund is a new fund, with a limited or no operating history and a small asset base. There can be no assurance that the Fund will grow to or maintain a viable size. Due to the Fund’s small asset base, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset base. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders.
Cash Transactions Risk. Unlike other ETFs, the Fund expects to effect its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Because the Fund currently intends to effect all or a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in-kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s net asset value to the extent such costs are not offset by a transaction fee payable by an Authorized Participant. If the Fund recognizes a gain on these sales, this generally will cause the Fund to recognize a gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Additionally, transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable transaction fees and taxes.
No Guarantee of Active Trading Market Risk. There can be no assurance that an active trading market for the Shares will develop or be maintained, as applicable. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and Authorized Participants may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its net asset value.
Van Eck Securities Corporation, the distributor of the Shares, does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.
Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from net asset value and also in greater than normal intraday bid/ask spreads for Fund Shares.
Trading Issues Risk. Trading in shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the relevant exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to net asset value or to the intraday value of the Fund’s holdings. The net asset value of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market price of Shares may fluctuate, in some cases materially, in accordance with changes in net asset value and the intraday value of the Fund’s holdings, as well as supply and demand on the Exchange. Shares may trade below, at or above their net asset value. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s net asset value due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of the Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the net asset value or sells Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s net asset value. In addition, because certain of the Fund’s underlying securities may trade on exchanges that are closed when the exchange that Shares of the Fund trade on is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price

800.826.2333 | vaneck.com	25

(i.e., the last quote from its closed foreign market) resulting in premiums or discounts to net asset value that may be greater than those experienced by other ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ net asset value may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.
When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s net asset value, and the discount is likely to be greatest during significant market volatility.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. The Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s net asset value and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk if it is comprised of a limited number of investments.
Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
The Fund may also invest in money market instruments, including repurchase agreements or other funds which invest in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and/or certain derivatives. [Depositary receipts may be used by the Fund in managing cash flows, and may count towards compliance with the Fund’s 80% policy. The Fund may also invest, to the extent permitted by the Investment Company Act of 1940, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs.]
BORROWING MONEY
The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. The Fund is expected to enter into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a regulated investment company. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value. Leverage generally has the effect of increasing the amount of loss or gain the Fund might realize, and may increase volatility in the value of the Fund’s investments.
LENDING PORTFOLIO SECURITIES
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives cash, U.S. government securities and stand-by letters of credit not issued by the Fund’s bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk that it may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of any cash collateral or in the value of investments made with the cash collateral. These events could trigger adverse tax consequences for the Fund. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income.

800.826.2333 | vaneck.com	26

ADDITIONAL NON-PRINCIPAL RISKS
Shareholder Risk. Certain shareholders, including other funds advised by the Adviser or the Sub-Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or the Sub-Adviser or an affiliate of the Adviser or the Sub-Adviser, an Authorized Participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem (through an Authorized Participant) its investment. Redemptions by shareholders (through an Authorized Participant) could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the Shares.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. The Fund is required to comply with the derivatives rule when it engages in transactions that create future Fund payment or delivery obligations. The Fund is required to comply with the asset coverage requirements under the Investment Company Act of 1940 when it engages in borrowings and/or transactions treated as borrowings.

800.826.2333 | vaneck.com	27

TAX ADVANTAGED PRODUCT STRUCTURE
Unlike many conventional mutual funds which are only bought and sold at closing net asset values, the Shares of the Fund have been designed to be tradable in a secondary market on an intra-day basis and to be redeemed principally in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions that affect the net asset value of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

800.826.2333 | vaneck.com	28

PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND
Board of Trustees. The Board of Trustees has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund’s SAI.
Investment Adviser and Sub-Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Absolute Return Advisers Corporation with respect to the Fund (the “Investment Management Agreement”), the Adviser serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. Lido Advisors, LLC acts as investment sub-adviser to the Fund and, subject to the oversight of the Adviser, is responsible for the day-to-day investment management of the assets allocated to it by the Adviser. The Sub-Adviser serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (the Investment Sub-Advisory Agreement”). As of [ ], the Adviser managed approximately $[ ] in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement and the Investment Sub-Advisory Agreement will be available in the Trust’s [filing on Form N-CSR] for the period ended [ ].
Pursuant to the Investment Management Agreement, the Adviser is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to the Fund, the Fund has agreed to pay the Adviser an annual unitary management fee equal to [ ] of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale, (b) Securities and Exchange Commission and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least [ ].

The Sub-Adviser is Lido Advisors, LLC.
Lido Advisors, LLC has been a registered investment adviser since [ ]. The Sub-Adviser’s principal business address is [ ]. As of [ ], the Sub-Adviser, including its affiliates, had approximately $40 billion in total assets under management.
For the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreement, the Adviser (not the Fund) will pay a monthly fee to the Sub-Adviser based on a percentage of the management fee paid to the Adviser, after taking into account expenses paid by the Adviser.
Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the Securities and Exchange Commission that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select one or more sub- advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser.
The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.
Administrator, Custodian and Transfer Agent. Van Eck Absolute Return Advisers Corporation is the administrator for the Fund (the “Administrator”), and State Street Bank and Trust Company is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.
Distributor. Van Eck Securities Corporation is the distributor of the Shares (the “Distributor”). The Distributor will not distribute Shares in less than a specified number of Shares, each called a “Creation Unit,” and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

800.826.2333 | vaneck.com	29

PORTFOLIO MANAGERS
The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are Chris Mailloux, CFA, Peter H. Liao, CFA and Jeff Garden.
Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts in Economics and Mathematics.
Mr. Mailloux has been employed by the Adviser since 2007. Mr. Mailloux graduated from Lehigh University in 2007 with a Bachelor of Science in Finance.
Each of Messrs. Mailloux and Liao serves as a portfolio manager of other funds of the Trust. Messrs. Mailloux and Liao also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser.
See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

SHAREHOLDER INFORMATION
DETERMINATION OF NAV
The net asset value (“NAV”) per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of the Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time the Fund calculates its NAV, the Board of Trustees has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940 to perform fair valuation for such security or asset in accordance with the Trust’s and Adviser’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value certain of the foreign equity securities held by the Fund, if any, each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. With respect to securities that are principally traded on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
FLEX Options listed on an exchange (e.g., Cboe) will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trade price, this same-day market trade price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed,or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund accounting agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX Option will be determined by the Adviser as valuation designee in accordance with the Trust’s valuation policies and procedures. In instances where in the same trading day a particular FLEX Option is both represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation

800.826.2333 | vaneck.com	30

unit or redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than using the model price otherwise available for the in-kind transaction.

INTRADAY VALUE
The trading prices of the Fund’s Shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the intraday value of the Fund’s Shares (“IIV”) may be disseminated throughout each trading day by the Exchange or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund and valuations based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.
RULE 144A AND OTHER UNREGISTERED SECURITIES
An Authorized Participant (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of the Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.
BUYING AND SELLING EXCHANGE-TRADED SHARES
The Shares of the Fund are expected to be listed on the Exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for the Fund’s Shares based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and generally higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book- entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI.
The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.
The right of redemption by an Authorized Participant may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the Securities and Exchange Commission.
Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity

800.826.2333 | vaneck.com	31

presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Board of Trustees considered the nature of the Fund (i.e., a fund whose Shares are expected to trade intraday), that the Adviser monitors the trading activity of Authorized Participants for patterns of abusive trading, that the Fund reserves the right to reject orders that may be disruptive to the management of or otherwise not in the Fund’s best interests, and that the Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.
DISTRIBUTIONS
Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.” Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income. Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains.
Net investment income and net realized capital gains, if any, is typically distributed to shareholders annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the U.S. Internal Revenue Code of 1986. In addition, in situations where the Fund acquires investment securities after the beginning of a dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.
TAX INFORMATION
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.
Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, annually, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income, including net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long- term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. Due to the Fund’s investment strategy, there can be no assurance that any significant portion of the Fund’s distributions will be eligible for long-term capital gain treatment.
The Fund may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that the Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. Due to the Fund’s investment strategy, there can be no assurance that any significant portion of the Fund’s distributions will be eligible for qualified dividend treatment.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

800.826.2333 | vaneck.com	32

Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is timely furnished to the Internal Revenue Service.
Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that the Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
Any capital gain realized by a non-U.S. shareholder upon a sale of Shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the non-U.S. shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a non-U.S. shareholder’s disposition of Shares become, a U.S. real property holding corporation. If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a non-U.S. shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to U.S. federal income tax on the disposition of Shares.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund may be required to withhold 30% tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their

800.826.2333 | vaneck.com	33

direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the Internal Revenue Service.
The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

800.826.2333 | vaneck.com	34

FINANCIAL HIGHLIGHTS
The Fund has not yet commenced operations as of the date of this Prospectus and therefore does not have a financial history.

800.826.2333 | vaneck.com	35

PREMIUM/DISCOUNT INFORMATION
The Fund has not yet commenced operations and, therefore, does not have information about the differences between the Fund’s daily market price on the Exchange and its NAV. Information regarding how often the closing trading price of the Shares of the Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.vaneck.com.

GENERAL INFORMATION
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Fund and the Adviser or the Sub-Adviser may purchase and resell Fund Shares pursuant to this Prospectus.
OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in Securities and Exchange Commission regulations, including that such investment companies enter into an agreement with the Fund.
The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s shareholders and the Trust, the Fund, the Adviser and/or the Trustees. Further, shareholders are not intended third party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.
Dechert LLP serves as counsel to the Trust, including the Fund. [ ] serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

800.826.2333 | vaneck.com	36

ADDITIONAL INFORMATION
This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission with respect to the Fund’s Shares. The Fund’s Registration Statement, including this Prospectus, the Fund’s SAI and the exhibits are available on the EDGAR database at the Securities and Exchange Commission’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The SAI for the Fund, which has been filed with the Securities and Exchange Commission, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus.
Shareholder inquiries may be directed to the Fund in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Fund’s SAI is available at www.vaneck.com.
(Investment Company Act file no. 811-10325)

800.826.2333 | vaneck.com	37

[THIS PAGE INTENTIONALLY LEFT BLANK]

800.826.2333 | vaneck.com	38

For more detailed information about the Fund, see the SAI dated [ ], 2027, as may be supplemented from time to time. Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Call VanEck at 800.826.2333 or write to the Fund at Van Eck Securities Corporation, the Fund’s Distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 to request, free of charge, the annual or semi-annual reports, the SAI, the Fund’s financial statements or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI, the Fund’s financial statements or the Fund’s annual or semi-annual reports, by visiting the VanEck website at www.vaneck.com.
Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Transfer Agent: State Street Bank and Trust Company SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325 [ ]PRO	800.826.2333 | vaneck.com
(__/202_)

The information in this Statement of Additional Information is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated July 10, 2026

VANECK ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated [XX], 2027
    This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated [ ] (the “Prospectus”) for the VanEck® ETF Trust (the “Trust”), relating to the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
VanEck® U.S. Equity Buffer ETF - April	[ ]
    A copy of the Prospectus may be obtained without charge by writing to the Trust or the Distributor (defined herein). The Trust’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

GENERAL DESCRIPTION OF THE TRUST
The Trust is an open-end management investment company. The Trust currently consists of [ ] investment portfolios. This SAI relates to one investment portfolio, VanEck U.S. Equity Buffer ETF - April (the “Fund”). The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, as a result, may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of the Fund are referred to herein as “Shares.”
The Fund will offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares will be redeemable by the Fund only in Creation Units. The Shares of the Fund are expected to be approved for listing, subject to notice of issuance, on [ ] (the “Exchange”). Shares of the Fund trade in the secondary market at market prices that may differ from the Shares’ NAV. The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements) to the extent Shares are not created and redeemed in-kind.

INVESTMENT POLICIES AND RESTRICTIONS
FLEX Options
FLexible EXchange® Options (“FLEX Options”) are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price.
The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.
Certain Considerations Regarding Options
The FLEX Options in which each Fund invests will be options on an exchange-traded fund (the “Reference Asset”). As such, the value of a Fund’s FLEX Options will fluctuate with changes in the value of the securities included in, or held by, the Reference Asset, and thus the Reference Asset’s price return. In addition to the value of the Reference Asset, the value of an option contract, in general, will reflect, among other things, the time remaining until its expiration date, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Option contracts that expire unexercised have no value.
Each of the options exchanges has established limitations governing the maximum number of call or put options on the same asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Van Eck Absolute Return Advisers Corporation (“VEARA”) are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.
The puts and calls on the Reference Asset entitle the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the Reference Asset at a predetermined specified price (the “strike price”). When the Fund writes a call on the Reference Asset, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund the delivery of an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. When the Fund buys a call on the Reference Asset, it pays a premium and has the same rights to such call as indicated above. When the Fund buys a put on the Reference Asset, it pays a premium and has the right to require the seller of the put, upon the Fund’s exercise of the put, to deliver an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. When the Fund writes a put on the Reference Asset, it receives a premium and the purchaser of the put has the right to require the Fund to deliver an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. Notwithstanding the above, the Fund utilizes FLEX Options that are cash-settled. Cash-settled option contracts give the holder the right to receive an amount (or owe an amount) of cash upon the exercise of the option contracts. Gain or loss depends on changes in the value of the Reference Asset’s price return relative to the strike price for a given option contract. The amount of cash is equal to the difference between the closing price of the Reference Asset’s price return and the exercise price of the option contract times a specified multiple (“multiplier), which determines the total value for each point of such difference.
Risks of Options on the Reference Asset
If a Fund has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the Reference Asset’s price return may subsequently change. If such a change causes the exercised option to fall out of the money, the applicable Fund will be required to pay the difference between the closing Reference Asset value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
Repurchase Agreements
The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“Covered Clearing Agency”) for U.S. Treasury securities require that every direct participant of the Covered Clearing Agency (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered Covered Clearing Agency, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services. The Treasury repo transactions of registered funds with any direct participants of a Covered Clearing Agency will be subject to the mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in the Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by the Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves the risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.
If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

SEC Regulatory Matters

Subject to certain exceptions, the derivatives rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception that is included in the derivatives rule. Under the derivatives rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. In addition, under the derivatives rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule. Furthermore, under the derivatives rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. The Adviser cannot predict the effects of these regulations on the Fund. The Adviser intends to monitor developments and seeks to manage the Fund in a manner consistent with achieving the Fund’s investment objective.
Market Risk
The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions and other trade barriers) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. As global systems, economies and financial markets are increasingly interconnected, events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
International trade tensions may give rise to concerns about economic and geopolitical stability and have had and likely will continue to have an adverse impact on global economic conditions. Trade disputes between the United States and other countries may be an ongoing source of instability, potentially resulting in significant currency fluctuations, or have other adverse effects on international markets, international trade agreements, or other existing cross-border cooperation arrangements. Tariffs, trade restrictions, economic sanctions, export controls, or retaliatory measures, or the threat or potential of one or more such events and developments, may result in material adverse effects on the global economy and the Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen.
Future Developments
The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser or Sub-Adviser.
Investment Restrictions
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. The following investment restrictions are applicable to the Fund:
1.The Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;
2.The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
3.The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
4.The Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
5.The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;
6.The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and
7.The Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries. These limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:
1.The Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of the Fund’s net assets would be invested in such securities.
2.The Fund will not make short sales of securities.
3.The Fund will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.
4.The Fund will not participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Fund and any other account under common or affiliated management may be combined or allocated between the Fund and such account.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.

With respect to fundamental restriction 2, the 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 3, the 1940 Act prohibits the Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental restriction 7, investment companies are not considered to be part of an industry. Additionally, the securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.
The Fund may invest its remaining assets in securities which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units.
SPECIAL CONSIDERATIONS AND RISKS
A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.
General

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
The Fund is an actively managed ETF that does not seek to track the performance of a specified index.
An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.
An investment in the Fund should be made with an understanding that the Fund may have to adjust its portfolio holdings in order to continue to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
The Fund is subject to the risks of an investment in an economic sector or industry in which the S&P 500 Index is concentrated. In addition, because it is the policy of the Fund to invest in the SPDR® S&P 500® ETF Trust (the "Underlying ETF"), and the Underlying ETF generally invests in the securities that comprise the S&P 500 Index, the portfolio of securities

("Fund Securities") held by the Fund, through its investment in the Underlying ETF, also will be concentrated in any economic sector or industry in which the S&P 500 Index is concentrated.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.
The Adviser, on behalf of the Fund, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”) with respect to the Fund’s operations. Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Fund becomes subject to these requirements, the Fund may incur additional compliance and other expenses.
The Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code for qualification as a RIC for U.S. federal income tax purposes.
With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
U.S. Federal Tax Treatment of Certain Futures Contracts and Option Contracts
The Fund may be required for U.S. federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain regulated futures contracts and option contracts (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the amount, timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.
In order for the Fund to continue to qualify for U.S. federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, income derived from interests in qualified publicly traded partnerships (which generally are partnerships that are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof), other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or certain option contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.
The Fund distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year on certain futures transactions and certain option contracts). Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.
Concentration Considerations
To the extent that the Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Cyber Security
The Fund, its service providers, the Exchange and Authorized Participants (defined below) are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund, its service providers, the Exchange or Authorized Participants may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund, its service providers, the Exchange or Authorized Participants will not suffer losses relating to cyber attacks or other information security breaches in the future.
Securities Lending
The Fund may lend securities to approved borrowers, including affiliates of the Fund’s securities lending agent, State Street Bank and Trust Company (“State Street”). Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides cash or non-cash collateral equal to at least 102% (105% for foreign securities) of the value of the securities loaned. Collateral is maintained by State Street on behalf of the Fund. Cash received as collateral through loan transactions is generally invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. Non-cash collateral consists of securities issued or guaranteed by the United States government or one of its agencies and cannot be re-hypothecated by the Fund. The SEC provided guidance in connection with the derivatives rule discussed above regarding the use of securities lending collateral that may limit the Fund from engaging in certain uses of cash and non-cash collateral. The Fund maintains the ability to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the collateral may be sold and a replacement investment may be purchased in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund,” “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.
The Shares of the Fund are expected to be approved for listing on the Exchange, subject to notice of issuance, and will trade in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares, (2) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (3) the Fund no longer complies with certain listing exchange rules, or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.
As in the case of other securities traded on the Exchange, brokers’ commissions on secondary market transactions in Shares of the Fund will be based on negotiated commission rates at customary levels.
In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of the Fund on a per Share basis, an “intra-day indicative value” (“IIV” and also known as the Indicative Optimized Portfolio Value) for the Fund may be disseminated through the facilities of the Consolidated Tape Association’s Network B. IIVs are disseminated during regular Exchange trading hours. The Fund is not involved in or responsible for the calculation or dissemination of the IIVs and makes no warranty as to the accuracy of the IIVs.
The IIV has a securities component and a cash component reflecting cash and other assets that may be held by the Fund. The securities values included in the IIV are the values of the Deposit Securities (as defined below under the heading

“Creation and Redemption of Creation Units—Fund Deposit”) for the Fund. While the IIV reflects the approximate current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IIV that may be disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in the IIV could consist of estimated accrued interest, dividends and other income, less expenses. If applicable, the IIV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

BOARD OF TRUSTEES OF THE TRUST
Trustees and Officers of the Trust
The Board consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. Peter J. Sidebottom, an Independent Trustee, serves as Chairperson of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Ms. Hesslein, business and financial experience, particularly in the investment management industry, and service as a president, board member and/or executive officer of various businesses; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, extensive business and financial experience as founder, president and CEO of SmartBrief, Inc., and previous service as the Senior Vice President of B2B, Future Plc, a global media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including Van Eck Associates Corporation (“VEAC”), Van Eck SecuritiesCorporation (“VESC”), and the Adviser. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
David H. Chow, 1957*†	Trustee Chairperson	Since 2006 2008 to 2022	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	[ ]
Trustee, MainStay Fund
Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Trustee, Berea College of Kentucky, May 2009 to June 2024. Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	[ ]	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	[ ]	Chairman and Independent Director, EULAV Asset Management; Chairman and Independent Director, Total Fund Solutions; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children's Village. Formerly, Independent Director, Tremont offshore funds.
Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	[ ]	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ- CAN, July 2014 to 2016.
Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	[ ]	Director, Food and Friends, Inc., 2013 to present; Board Member, The Arc Foundation of the US, 2022 to present; Chairman, Lifetime Care Services, LLC, 2023 to present.
________________________

1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
*Member of the Audit Committee.
†    Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
Jan F. van Eck, 1963[4]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	[ ]	Director, National Committee on US-China Relations.
________________________

1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.

Officer Information
The Officers of the Trust, their addresses, positions with the Trust, year of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Lawrence G. Altadonna, 1966	Vice President and Treasurer	Since 2024	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Fund Assistant Treasurer and Vice President of Credit Suisse Asset Management, LLC (June 2022- January 2024).
Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Deputy General Counsel (since 2026), Vice President and Assistant Secretary of VEAC, VEARA and Van Eck Securities Corporation (VESC); Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate General Counsel and Assistant Vice President of VEAC, VEARA and VESC.
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC. Formerly, Treasurer of other investment companies advised by VEAC and VEARA.
Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.
Orhan Dzemaili, 1974	Assistant Vice President and Assistant Treasurer	Since 2025	Assistant Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of BlackRock, Inc. (September 2022- July 2025). Formerly, Mutual Fund Administration- Manager of Allianz Global Investors U.S. LLC (April 2007-February 2021).
Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.
Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Deputy General Counsel (since 2026), Vice President and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate General Counsel of VEAC, VEARA and VESC.
Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
Arian Neiron, 1979	Vice President	Since 2018	CEO & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.
Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG; Co-head Sales EMEA.
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.
Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.
________________________

1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Officers are elected yearly by the Trustees.
The Board of the Trust met [ ] times during the fiscal year ended [ ].
The Board has an Audit Committee consisting of five Trustees who are Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Hesslein is the Chairperson of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met [ ] times during the fiscal year ended [ ].
The Board also has a Nominating and Corporate Governance Committee consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Short is the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee met [ ] times during the most recent fiscal year ended [ ].
The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairperson of the Board is an Independent Trustee. The Chairperson of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.
As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.
The Board exercises oversight of the risk management process. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

[The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of the Fund as of the date of this SAI.]
For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund [(As of )]	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee in Family of Investment Companies [(As of )]
David H. Chow	[ ]	[$ ]
Laurie A. Hesslein	[ ]	[ ]
R. Alastair Short	[ ]	[ ]
Peter J. Sidebottom	[ ]	[ ]
Richard D. Stamberger	[ ]	[ ]
Jan F. van Eck	[ ]	[ ]
As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.
Remuneration of Trustees
Effective January 1, 2026, each Independent Trustee receives an annual retainer of $157,500 and a per meeting fee of $31,500 for scheduled meetings of the Board. Additionally, the Chairperson of the Board receives an annual retainer of $65,100, the Chairperson of the Audit Committee receives an annual retainer of $27,300, and the Chairperson of the Governance Committee receives an annual retainer of $27,300. Independent Trustees are also reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.
The table below shows the compensation paid to the Trustees for the fiscal year ended [ ]. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee
David H. Chow	$ [ ]	$ [ ]	N/A	N/A	[ ]
Laurie A. Hesslein	$ [ ]	$ [ ]	N/A	N/A	[ ]
R. Alastair Short	$ [ ]	$—	N/A	N/A	[ ]
Peter J. Sidebottom	$ [ ]	$—	N/A	N/A	[ ]
Richard D. Stamberger	$ [ ]	$ [ ]	N/A	N/A	[ ]
Jan F. van Eck(2)	$—	$—	N/A	N/A	$—

(1)	The “Fund Complex” consists of VanEck Funds, VanEck VIP Trust and the Trust.
(2)	“Interested person” under the 1940 Act.
PORTFOLIO HOLDINGS DISCLOSURE
The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites, such as www.vaneck.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, Adviser, Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE
The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. You can write or email the SEC's Public Reference section and ask them to mail you information about the Fund. They will charge you a fee for this service. The Fund’s complete schedule of portfolio holdings is also available through the Fund’s website, at www.vaneck.com or by calling 800.826.2333.
POTENTIAL CONFLICTS OF INTEREST
The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Fund to the Adviser. The Adviser has implemented procedures to monitor trading across the Fund and its Other Clients. Furthermore, the Adviser may recommend the Fund purchase securities of issuers to which it, or its affiliate, acts as adviser, manager, sponsor, distributor, marketing agent, or in another capacity and for which it receives advisory or other fees. While this practice may create conflicts of interest, the Adviser has adopted procedures to minimize such conflicts.
[The portfolio manager at the Sub-Adviser manages other funds and mandates, which creates conflicts of interest with respect to portfolio management decisions and execution. The Sub-Adviser recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, the Sub-Adviser’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of the Sub-Adviser’s economic, investment or other financial interests.]

CODE OF ETHICS
The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities or instruments that may be purchased and held by the Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.
PROXY VOTING POLICIES AND PROCEDURES
The Fund’s proxy voting record will be available upon request, by calling 800.826.2333, and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.
The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available by calling 800.826.2333 or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.
MANAGEMENT
The following information supplements and should be read in conjunction with the “Management of the Fund” section of the Prospectus.
Investment Adviser and Sub-Adviser
VEARA acts as investment adviser to the Fund and, subject to the general supervision of the Board, is responsible for overseeing the activities of the Sub-Adviser and for the day-to-day investment management of the Fund’s assets allocated to it. The Sub-Adviser acts as investment sub-adviser to the Fund and, subject to the oversight of the Adviser, is responsible for the day-to-day investment management of the Fund’s assets allocated to it.
The Adviser serves as investment adviser to the Fund pursuant to an investment management agreement between the Trust and the Adviser (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser,

subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the and administers the Trust and oversees the Sub-Adviser with respect to the duties it has delegated to the Sub-Adviser regarding the investment and reinvestment of the Fund’s assets. The Sub-Adviser serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreement”). The Sub-Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund’s assets allocated to it.
    In rendering investment sub-advisory services to the Fund, the Sub-Adviser may use portfolio management, research and other services of an affiliate of the Sub-Adviser subject to supervision by the Sub-Adviser. Such affiliate may not be registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. In such instances, the affiliate is considered a “participating affiliate” of the Sub-Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser.

Indemnification. Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. In rendering investment sub-advisory services to the Fund, the Sub-Adviser may use portfolio management, research and other services of an affiliate of the Sub-Adviser subject to supervision by the Sub-Adviser. Such affiliate may not be registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. In such instances, the affiliate is considered a “participating affiliate” of the Sub-Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser.
Compensation. As compensation for its services under the Investment Management Agreement, the Adviser will be paid a monthly fee based on a percentage of the Fund’s average daily net assets at the annual rate of [ ]%. From time to time, the Adviser may waive all or a portion of its fees.
Under the Investment Management Agreement for the Fund, the Adviser is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least [ ].
For the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreement, the Adviser will pay a monthly fee to the Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account certain expenses paid by the Adviser.

Term. The Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Investment Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Sub-Adviser, by the Adviser on sixty days’ written notice to the Sub-Adviser or by the Sub-Adviser on 120 days’ written notice to the Adviser and the Trust.
The Administrator
VEARA also serves as administrator (in such capacity, the “Administrator”) for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Fund. The Adviser will generally assist in all aspects of the Trust’s and the Fund’s operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAV, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. VEAC owns 100% of the common stock of VESC (the “Distributor”).
Custodian and Transfer Agent
State Street, located at One Lincoln Street, Boston, MA 02111, serves as custodian (in such capacity, the “Custodian”) for the Fund pursuant to a custodian agreement. As Custodian, State Street holds the Fund’s assets. As compensation for these custodial services, State Street receives, among other items, transaction fees, asset-based safe keeping fees and overdraft charges and may be reimbursed by the Fund for its out-of-pocket expenses. State Street serves as the Fund’s transfer agent (in such capacity, the “Transfer Agent”) pursuant to a transfer agency agreement.
The Distributor
VESC is the principal underwriter and distributor of Shares. Its principal address is 666 Third Avenue, New York, New York 10017 and investor information can be obtained by calling 800.826.2333. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.
The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Securities Lending
Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Fund and State Street (in such capacity, the “Securities Lending Agent”), the Fund may lend its securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Fund’s securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Fund from each borrower. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.
[For the fiscal year ended [ ], there was no securities lending activity by the Fund.]
Other Accounts Managed by the Portfolio Managers
The following table lists the number and types of other accounts (excluding the Fund) advised by the Fund’s portfolio managers and assets under management in those accounts as of [ ]:

	Other Accounts Managed (As of [ ])			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
	Registered investment companies	[ ]	[ ]	[ ]	[ ]
	Other pooled investment vehicles	[ ]	[ ]	[ ]	[ ]
	Other accounts	[ ]	[ ]	[ ]	[ ]
	Registered investment companies	[ ]	[ ]	[ ]	[ ]
	Other pooled investment vehicles	[ ]	[ ]	[ ]	[ ]
	Other accounts	[ ]	[ ]	[ ]	[ ]
None of the portfolio managers manage accounts that are subject to performance-based advisory fees.
Although the funds in the Trust that are managed by [ ] may have different investment strategies, the Adviser does not believe that management of the various accounts presents a material conflict of interest for [ ] or the Adviser.
The following table lists the number and types of other accounts advised by the portfolio manager at the Sub-Adviser and assets under management in those accounts as of [ ]:

	Other Accounts Managed (As of [ ])			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
	Registered investment companies	[ ]	[ ]	[ ]	[ ]
	Other pooled investment vehicles	[ ]	[ ]	[ ]	[ ]
	Other accounts	[ ]	[ ]	[ ]	[ ]
	Registered investment companies	[ ]	[ ]	[ ]	[ ]
	Other pooled investment vehicles	[ ]	[ ]	[ ]	[ ]
	Other accounts	[ ]	[ ]	[ ]	[ ]

Portfolio Manager Compensation
Van Eck Absolute Return Advisers Corporation

The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Fund’s portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.
[Sub-Adviser]

Compensation for the Sub-Adviser portfolio manager(s) consists of __________________________________.

Portfolio Manager Share Ownership
As of the date of this SAI, [ ] did not beneficially own any Shares of the Fund.
BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser and Sub-Adviser look for prompt execution of the order at a favorable price. Generally, the Adviser and Sub-Adviser work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser and Sub-Adviser owe a duty to their clients to seek best execution on trades effected. The Adviser and the Sub-Adviser do not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.
The Sub-Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.
    The Sub-Adviser oversees placing orders on behalf of the assets of the Fund, allocated to them for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the assets of the Fund, as applicable, allocated to them and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities will be made among the several investment companies and clients in a manner deemed appropriate by the Sub-Adviser consistent with their duty to seek best execution.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses, additional taxable income at the Fund level and additional taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund for brokerage commissions.
BOOK ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS
General
The Fund will issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The times described below may change due to certain events such as the early closing of trading on the NYSE.
Fund Deposit
The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) and an amount of cash computed as described below (the “Cash Component”). The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities plus applicable transaction fees (as described below).
The Administrator, through the NSCC, makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time), the list of the names and the required amounts of each Deposit Security that the Fund would accept as Fund Deposit that day. Such Fund Deposit is applicable, subject to any adjustments as described below, until such time as the next-announced Fund Deposit composition is made available.
The Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu” - to replace any Deposit Security. This may occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, not eligible for transfer through the systems of DTC, the Federal Reserve System or the clearing process through the Continuous Net Settlement System of the NSCC, not permitted to be re-registered in the name of the Trust as a result of an in-kind purchase order pursuant to local law or market convention, restricted under the securities laws or not eligible for trading by an Authorized Participant or the investor for which it is acting. In such cases where the Trust makes Market Purchases (as defined below) because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities may be at the expense of the Fund and, to the extent such commissions are at the expense of the Fund, will affect the value of all Shares of the Fund, but the Adviser may adjust the transaction fee to protect ongoing shareholders.
The Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund.
Procedures for Creation of Creation Units
To be eligible to place orders with the Distributor to create Creation Units of the Fund, an entity or person must be an “Authorized Participant” which is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”).
All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor, as generally described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s). The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.
Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.
Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to funds holding domestic securities (“Domestic Funds”) (see “Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or funds holding foreign securities (“Foreign Funds”) (see “Placement of Creation Orders Outside Clearing Process--Domestic Funds” and “Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that the Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.
Placement of Creation Orders Using Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement.
The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner) and the Cash Component to the Trust by the prescribed settlement date. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Units so created will occur by the prescribed settlement date.
Placement of Creation Orders Outside Clearing Process—Domestic Funds
Fund Deposits created outside the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. An Authorized Participant who wishes to place an order creating Creation Units of the Fund to be effected outside the Clearing Process must state in such order that the Authorized Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the Authorized Participant in a manner so as to ensure the timely delivery of the requisite amounts of Deposit Securities through DTC to the account of the Trust.
All questions as to the amounts of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner. An order to create Creation Units of the Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion, such order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the Fund. The delivery of Creation Units so created will occur by the prescribed settlement date.
Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through an Authorized Participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)
Placement of Creation Orders Outside Clearing Process—Foreign Funds
The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate sub-custodian. The Custodian will cause the sub-custodian of the Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit

Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.
Acceptance of Creation Orders
The Trust reserves the right to reject a creation order transmitted to it by the Distributor, for any reason, including but not limited to the following: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized Participant if an order is rejected. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification.
All questions as to the amounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee
A standard (fixed) creation transaction fee for the Fund payable to the Custodian, in the amount set forth in the table found under the "General Description of the Trust - Creation and Redemption Features" section of this SAI, is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. However, the Custodian may increase the standard (fixed) creation transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian.
In addition, a variable charge for cash creations or for creations outside the Clearing Process may be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of Deposit Securities, the creator may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with certain derivative transactions, applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may adjust or waive all or a portion of its creation transaction fee (including both the fixed and variable components) from time to time.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an Authorized Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund” in the Prospectus.
The Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) are made available by the Administrator, through NSCC, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each day that the NYSE is open for business. An Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust. The Trust reserves the right to verify these representations at its discretion, and will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form, and may be rejected by the Trust.
The redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. The Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.
Redemption Transaction Fee
The standard (fixed) redemption transaction fee for the Fund payable to the Custodian, in the amount set forth in the chart found under the "General Description of the Trust - Creation and Redemption Features" section of this SAI, is imposed on each redemption transaction regardless of the number of Creation Units redeemed in the transaction. However, the Custodian may increase the standard (fixed) redemption transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian.
In addition, a variable charge for cash redemptions or redemptions outside the Clearing Process may be imposed. In the case of cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund), an additional variable charge may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with certain derivatives transactions, applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will the variable fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. The Fund may adjust or waive all or a portion of its redemption transaction fee (including both the fixed and variable components) from time to time.
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.
Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
If the broker-dealer executing the order achieves executions in market transactions at a price more favorable than the Fund’s valuation of the Deposit Securities, then the Authorized Participant generally may retain the benefit of the favorable executions, and the Fund will return to the Authorized Participant the execution performance deposit. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the execution performance deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution performance guarantee.
Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units of the Fund through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the prescribed settlement date.
Placement of Redemption Orders Outside Clearing Process—Domestic Funds
Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. An Authorized Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process must state in such order that the Authorized Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) and the cash redemption payment to the redeeming Beneficial Owner by the prescribed settlement date. An additional variable redemption transaction fee may also be imposed.
Placement of Redemption Orders Outside Clearing Process—Foreign Funds
Arrangements satisfactory to the Trust must be in place for the Authorized Participant to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.
In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than the normal settlement periods. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. For redemptions submitted on a dividend declaration date, the Fund intends to settle redemption transactions on the third (3rd) Business Day following the date on which such request for redemption is deemed received date (“T+3”).
The Fund may effect deliveries of Creation Units and redemption proceeds on a basis other than as described above in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions as described above, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.
For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Foreign Funds from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices.

DETERMINATION OF NET ASSET VALUE
The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”
The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the NYSE.
The values of the Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time the Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value certain of the foreign equity securities held by the Fund, if any, each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. With respect to securities that are principally traded on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
FLEX Options listed on an exchange (e.g., Cboe) will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trade price, this same-day market trade price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund accounting agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX Option will be determined by the Adviser as valuation designee in accordance with the Trust’s valuation policies and procedures. In instances where in the same trading day a particular FLEX Option is both represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than using the model price otherwise available for the in-kind transaction.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Distributions.”
General Policies
Dividends from net investment income, if any, are declared and paid annually for the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, in situations where the Fund acquired investment securities after the beginning of the dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
DIVIDEND REINVESTMENT SERVICE
No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
As of the date of this SAI, no entity beneficially owned any voting securities of the Fund.
TAXES
The following information also supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Tax Information” and the section in this SAI entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to foreign, federal, state, or local taxes.
For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of Shares that, for U.S. federal income tax purposes, is one of the following:
•an individual who is a citizen or resident of the United States;
•a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;
•an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•a trust (i) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (ii) that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.
A “Non-U.S. Shareholder” is a beneficial owner of Shares that is neither a U.S. Shareholder nor a partnership for U.S. federal income tax purposes. If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold Shares should consult their tax advisors.

Tax Status of the Fund

The Fund intends to elect treatment as a RIC and intends to qualify for as such for each taxable year under Subchapter M of the Internal Revenue Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment company income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must at least annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest, net short‑term capital gains and net ordinary income from certain MLPs) and at least 90% of its tax-exempt interest income for each taxable year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at the regular corporate income tax rate without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts on which the Fund paid no Fund-level U.S. federal income tax from the prior years. Although the Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

Tax Considerations with respect to Investments and Dividends

The Trust, on behalf of the Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units-Procedures for Creation of Creation Units.”
Treatment of FLEX Options

The Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market, but the positions may be subject to the straddle rules.

The Fund intends to treat any income that it may derive from FLEX Options as “qualifying income” under the provisions of the Code applicable to regulated investment companies. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of any FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a regulated investment company, would allow the Fund to qualify for special rules in the regulated investment company diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

The Fund may enter into option agreements with the same counterparty. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a regulated investment company. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the regulated investment company income and diversification tests.

The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Dividends, interest and gains received by the Fund from a non‑U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.
Special tax rules may change the normal treatment of gains and losses recognized by the Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long‑term or short‑term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for U.S. federal income tax purposes. The application of these special rules would therefore also affect the timing and character of distributions made by the Fund. See “U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts” for certain federal income tax rules regarding futures contracts.
The Fund may make investments, both directly and/or through swaps or other derivative positions, in PFICs. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders. To the extent the Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, the Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If the Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.
The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.
The Fund will report to shareholders annually the amounts of dividends received from ordinary income and the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may constitute qualified dividend income eligible for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. In the event that the Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20% for non-corporate shareholders, provided holding period and other requirements are met at both the shareholder and the Fund level.
If the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. The Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 15% or 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.
The Fund does not expect that any of its distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that the Fund receives such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. It is not expected that any significant portion of the Fund’s distributions will be eligible for qualified dividend treatment.
Section 199A of the Internal Revenue Code allows a 20% deduction on taxable ordinary dividends from REITs and certain other types of business income for non-corporate taxpayers. Treasury regulations enable a RIC to flow-through to its shareholders such deductions with respect to taxable ordinary dividends from REITs received by the Fund. However, there is currently no mechanism to flow-through the deductions with respect to income from other types of business income from non-corporate taxpayers.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Internal Revenue Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short‑term capital gains or losses, and those held for more than one year will generally result in long‑term capital gains or losses. The maximum tax rate on long‑term capital gains available to a non‑corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.
Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute their tax basis in their Fund Shares. Reporting to the IRS and to taxpayers is required with respect to adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.
Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable law or treaty. Prospective investors are urged to consult their tax advisors regarding such withholding.

U.S. Shareholders

Distributions by the Fund of cash or property in respect of the Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.
If the amount of the Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the Shares (reducing that basis accordingly), and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Shares for more than one year. A distribution will be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.
Non-U.S. Shareholders
If you are a Non-U.S. Shareholder, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless (i) a lower treaty rate applies, (ii) such income is effectively connected with a U.S. trade or business, or (iii) certain other exceptions apply.
A Non-U.S. Shareholder who wishes to claim the benefits of an applicable income tax treaty for dividends will be required (i) to complete Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Internal Revenue Code and is eligible for treaty benefits or (ii) if Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable Treasury Regulations. A Non-U.S. Shareholder eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.
If the amount of a distribution to a Non-U.S. Shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in the Shares, and then as capital gain. Capital gain recognized by a Non-U.S. Shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below.
Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations issued thereunder, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to U.S. federal income tax on the disposition of Shares. Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of Shares of the Fund.
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

As part of the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold 30% on certain types of U.S.-sourced income (e.g., dividends, interest, and other types of passive income), paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of direct and indirect U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant FFIs or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Fund may be subject to the FATCA withholding obligation, and also will be required to perform extensive due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, Treasury Regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Reportable Transactions
Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of the Fund’s Shares of $2 million or more in any one taxable year for an individual shareholder or $10 million or more in any one taxable year for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.
CAPITAL STOCK AND SHAREHOLDER REPORTS
The Trust currently is comprised of [ ] investment portfolios. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.
Each Share issued by the Trust has a pro rata interest in the assets of the Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Fund may liquidate and terminate at any time and for any reason, without shareholder approval.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability may exist in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust’s shareholders to liability for the debts or obligations of the Trust. The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides for indemnification by the Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the Trust’s distributions.
Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Absolute Return Advisers, 666 Third Avenue, 9th Floor, New York, New York 10017.
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of the Fund’s Shares.
[ ], is the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

FINANCIAL STATEMENTS

[ ]

APPENDIX A
VANECK PROXY VOTING POLICIES
VanEck (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.
Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.
An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.
Resolving Material Conflicts of Interest
When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines, or
2.	The potential conflict will be disclosed to the client:
a.	with a request that the client vote the proxy,
b.	with a recommendation that the client engage another party to determine how the proxy should be voted or
c.	if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.
A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.
Client Inquiries
All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.
Disclosure to Clients

1.	Notification of Availability of Information
a.	Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.
2	Availability of Proxy Voting Information
b.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a.	proxy statements received;
b.	identifying number for the portfolio security;
c.	shareholder meeting date;
d.	brief identification of the matter voted on;
e.	whether the vote was cast on the matter;
f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.	a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.
2.	Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.
3.
If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.	Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.
Voting Foreign Proxies
At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.
Securities Lending
Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.
Proxy Voting Policy
The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.
While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.
The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

United States

GLASS LEWIS
2026 Benchmark Policy Guidelines

    www.glasslewis.com

2026 Benchmark Policy Guidelines — United States	2
Table of Contents
Guidelines Introduction7
Summary of Changes for 20267
Clarifying Amendments8
Majority Vote for Election of Directors8
Amendments to the Certificate of Incorporation and/or Bylaws8
Supermajority Vote Requirements8
General Approach to Shareholder Proposals8
A Board of Directors that Serves Shareholder Interest10
Election of Directors10
Independence10
Committee Independence13
Independent Chair14
Performance15
Board Responsiveness16
Board Responsiveness to Shareholder Proposals17
The Role of a Committee Chair18
Audit Committees and Performance18
Standards for Assessing the Audit Committee19
Material Weaknesses21
Compensation Committee Performance22
Nominating and Governance Committee Performance24
Board-Level Risk Management Oversight28
Board Oversight of Environmental and Social Issues28
Board Oversight of Technology29
Board Accountability for Environmental and Social Performance31
Director Commitments32
Other Considerations33
Controlled Companies35
Significant Shareholders36
Governance Following an IPO, Spin-Off, or Direct Listing36
Governance Following a Business Combination with a Special Purpose Acquisition Company37

2026 Benchmark Policy Guidelines — United States	3
Dual-Listed or Foreign-Incorporated Companies38
OTC-listed Companies38
Mutual Fund Boards39
Declassified Boards40
Board Composition and Refreshment41
Board Diversity42
Board Gender Diversity42
Board Underrepresented Community Diversity43
State Laws on Diversity43
Disclosure of Director Diversity and Skills43
Proxy Access44
Majority Vote for Election of Directors44
The Majority Vote Standard44
The Plurality Vote Standard45
Conflicting and Excluded Proposals45
Transparency and Integrity in Financial Reporting48
Auditor Ratification48
Voting Recommendations on Auditor Ratification49
Pension Accounting Issues50
The Link Between Compensation and Performance51
Advisory Vote on Executive Compensation  (Say-on-Pay)51
Say-on-Pay Voting Recommendations52
Company Responsiveness54
Pay for Performance54
Short-Term Incentives56
Long-Term Incentives57
Grants of Front-Loaded Awards58
Linking Executive Pay to Environmental and Social Criteria59
One-Time Awards60
Contractual Payments and Arrangements60
Sign-on Awards and Severance Benefits61
Change in Control61

2026 Benchmark Policy Guidelines — United States	4
Excise Tax Gross-ups61
Amended Employment Agreements62
Recoupment Provisions (Clawbacks)62
Hedging of Stock63
Pledging of Stock63
Executive Ownership Guidelines64
Compensation Consultant Independence64
CEO Pay Ratio64
Frequency of Say-on-Pay65
Vote on Golden Parachute Arrangements65
Equity-Based Compensation Proposals65
Option Exchanges and Repricing67
Option Backdating, Spring-Loading and Bullet-Dodging68
Director Compensation Plans69
Employee Stock Purchase Plans69
Executive Compensation Tax Deductibility — Amendment to IRC 162(M)70
Governance Structure and the Shareholder Franchise71
Amendments to the Certificate of Incorporation and/or Bylaws71
Anti-Takeover Measures71
Poison Pills (Shareholder Rights Plans)71
NOL Poison Pills72
Fair Price Provisions73
Control Share Statutes74
Quorum Requirements74
Director and Officer Indemnification75
Officer Exculpation75

2026 Benchmark Policy Guidelines — United States	5
Reincorporation75
Exclusive Forum and Fee-Shifting Bylaw Provisions76
Mandatory Arbitration Provisions77
Authorized Shares78
Advance Notice Requirements79
Virtual Shareholder Meetings79
Voting Structure80
Multi-Class Share Structures80
Cumulative Voting81
Supermajority Vote Requirements82
Transaction of Other Business82
Anti-Greenmail Proposals82
Mutual Funds: Investment Policies and Advisory Agreements82
Real Estate Investment Trusts83
Preferred Stock Issuances at REITs83
Business Development Companies84
Authorization to Sell Shares at a Price Below Net Asset Value84
Auditor Ratification and Below-NAV Issuances84
Special Purpose Acquisition Companies85
Extension of Business Combination Deadline85
SPAC Board Independence85
Director Commitments of SPAC Executives86
Shareholder Proposals86
Overall Approach to Environmental, Social & Governance Issues 87
Connect with Glass Lewis89

2026 Benchmark Policy Guidelines — United States	6
About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since
2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States,
Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.
Join the Conversation
Glass Lewis is committed to ongoing engagement with all market participants.
info@glasslewis.com    |      www.glasslewis.com

2026 Benchmark Policy Guidelines — United States	7
Purpose
The purpose of the Benchmark Policy proxy research and advice is to serve as a framework that facilitates shareholder voting in favor of governance structures that will drive performance and promote and maintain long-term shareholder value.
Guidelines Introduction
Summary of Changes for 2026
Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis.
For 2026, the language in this document has been updated to clarify that these guidelines contain the views of the Benchmark Policy. The Benchmark Policy reflects broad investor opinion and widely accepted governance principles and is intended to provide clients with nuanced analysis informed by market best practice, regulation, and prevailing investor sentiment. This change better conveys Glass Lewis’ role as a service provider to a diverse, global client base with a wide spectrum of viewpoints and objectives. The Benchmark Policy represents just one of Glass Lewis’ policy offerings.
In addition, the following noteworthy revisions have been made to the Benchmark Policy, which are summarized below and discussed in greater detail in the relevant section of this document.
Mandatory Arbitration Provisions
The Benchmark Policy guidelines now include a discussion on its approach to mandatory arbitration provisions.
Specifically, when evaluating companies’ governing documents following completion of a company’s IPO, spin-
off, or direct listing, the Benchmark Policy will review whether a company has adopted a mandatory arbitration provision or other potentially negative governance provisions. In such cases, it may lead the Benchmark Policy to issue a recommendation that shareholders oppose the election of the chair of the governance committee, or, in certain circumstances, the entire committee. In addition, the Benchmark Policy will generally recommend that shareholders vote against any bylaw or charter amendment seeking to adopt a mandatory arbitration provision unless the company provides sufficient rationale and disclosure.
Pay-for-Performance Methodology
The “Pay for Performance” section of these guidelines has been updated to reflect enhancements and modifications to Glass Lewis’s proprietary pay-for-performance model. Rather than a single letter grade of “A”
through “F”, the model will use a scorecard-based approach, consisting of up to six tests. Each test will receive a rating, which will be aggregated on a weighted basis to determine an overall score ranging from 0 to 100. To better understand the model, please see the Pay-for-Performance Methodology Overview.

2026 Benchmark Policy Guidelines — United States	8
Clarifying Amendments
The following sections of the Benchmark Policy have been clarified:
Shareholder Rights
The Benchmark Policy’s discussion on cases where the board has amended the company’s governing documents to reduce or remove important shareholder rights has been updated to reflect additional considerations that may lead the Benchmark Policy to recommend that shareholders vote against the chair of the governance committee, or the entire committee. Examples of amendments that could lead to such recommendations include those that: (i) limit the ability of shareholders to submit shareholder proposals; (ii) limit the ability of shareholders to file derivative lawsuits; and (iii) implement plurality voting in lieu of majority voting.
Majority Vote for Election of Directors
The Benchmark Policy’s discussion on voting standards for the election of directors has been updated to make certain clarifying changes and update outdated references. There have been no changes in policy or approach as a result of these updates.
Amendments to the Certificate of Incorporation and/or Bylaws
The Benchmark Policy’s approach to amendments to the certificate of incorporation and/or bylaws has been consolidated into a single section. The Benchmark Policy guidelines now stipulate that it evaluates proposed amendments to a company's certificate of incorporation and/or bylaws on a case-by-case basis. The Benchmark
Policy is strongly opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In general, the Benchmark Policy will recommend voting for amendments that are unlikely to have a material negative impact on shareholders'
interests.
Supermajority Vote Requirements
The Benchmark Policy’s discussion on supermajority vote requirements has been updated to clarify that, in cases where a company seeks to abolish supermajority voting requirements, the Benchmark Policy will evaluate such proposals on a case-by-case basis.  The Benchmark Policy has also been updated to reflect that when companies have a large or controlling shareholder, supermajority vote requirements may be appropriate to protect the interests of minority shareholders and that, in such cases, the Benchmark Policy may oppose the elimination of these requirements.
General Approach to Shareholder Proposals
Noting the dynamic nature of, and impending changes to, the shareholder proposal process in the United States, the Benchmark Policy has adjusted some of its language regarding the general approach to shareholder proposals, including guidance around companies’ treatment of the SEC’s former no-action process. While this specific guidance has been removed, the Benchmark Policy will generally approach these matters with the basic premise that shareholders should be afforded the opportunity to vote on matters of material importance. Given

2026 Benchmark Policy Guidelines — United States	9
ongoing changes and the prospect of additional changes to the shareholder proposal process, the Benchmark
Policy may be updated prior to or during the 2026 proxy season should its approach to these matters change or regulatory developments warrant such an update.
1  NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-
back prior to finalizing their rules. The Benchmark Policy views a five-year standard for former employment relationships as more appropriate, because the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, the five-year look-back period is not applied to directors who have previously served as executives of the company on an interim basis for less than one year.

2026 Benchmark Policy Guidelines — United States	10
A Board of Directors that Serves Shareholder
Interest
Election of Directors
The Benchmark Policy looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. It takes the view that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, the Benchmark Policy will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors, the Benchmark Policy will also consider a director’s track record on other boards that could indicate a lack of objective decision-making. The determination of whether a director is independent or not takes into consideration both compliance with applicable independence listing requirements as well as judgments made by the director.
The Benchmark Policy looks at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors to evaluate whether personal, familial, or financial relationships
(not including director compensation) may impact the director’s decisions. Such relationships may make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests.
Thus, the Benchmark Policy puts directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test. For material financial relationships with the company, the Benchmark Policy applies a three-year look back, and for former employment relationships with the company, it applies a five-year look back.
Affiliated Director — An affiliated director has (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the
2  If a company does not consider a non-employee director to be independent, that director will be classified as an affiliate under the Benchmark Policy.
3  The Benchmark Policy allows a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (The Benchmark Policy does not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, the Benchmark Policy applies the materiality thresholds outlined in the definition of “material.”
4  This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while the Benchmark Policy will generally consider them to be affiliated, it will not recommend voting against these individuals unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
5  The Benchmark Policy may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.
6  The Benchmark Policy will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, The Benchmark Policy generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, the Benchmark Policy will consider the director to be independent.

2026 Benchmark Policy Guidelines — United States	11
company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, the Benchmark Policy considers a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4
The Benchmark Policy considers 20%+ shareholders as affiliates because they typically have access to, and involvement with, the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, these holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc. In addition, a director who owns 20% or more of a company can exert disproportionate influence on the board, and, therefore, such a director’s independence may be hampered, particularly when serving on the audit committee.
The Benchmark Policy applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which it applies a five-year look back.
Definition of “Material”: A material relationship is one in which the dollar value meets or exceeds:
•$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services. This threshold also applies to directors who are the majority or principal owner of a firm that receives such payments; or
•$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.5 This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;6 and any aircraft and real estate dealings between the company and the director’s firm; or
7  This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, the Benchmark Policy presumes the director is affiliated.
8  Pursuant to SEC rule Item 404 of Regulation S-K under the Securities Exchange Act, compensation exceeding $120,000 is the minimum threshold deemed material for disclosure of transactions involving family members of directors.
8  With a staggered board, if the affiliates or insiders that the Benchmark Policy would consider opposing are not actually up for election, the concern regarding those directors will instead be noted. The Benchmark Policy will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, a recommendation to oppose the election of directors subject to the concern at their next election will be considered, if the issue giving rise to the concern is not resolved.

2026 Benchmark Policy Guidelines — United States	12
•1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).7
Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees)
who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives $120,0008 or more in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.
Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. An inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through the compensation paid by the company
(i.e., salary, bonus, etc. as a company employee) may face a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, the
Benchmark Policy will recommend voting against such a director.
Additionally, the Benchmark Policy considers a director who is currently serving in an interim management position as an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of the director’s resignation or departure from the interim management position.
Voting Recommendations on the Basis of Board Independence
Prevailing market practice indicates that a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. For example the Business Roundtable, the Conference Board, and the Council
of Institutional Investors (CII) each advocate that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, the Benchmark Policy typically8 recommends voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.
9 ICGN Global Principles, 2.4.
10  The Benchmark Policy will recommend voting against an audit committee member who owns 20% or more of the company’s stock. Market best practice indicates that there should be a maximum of one director (or no directors if the committee is composed of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

2026 Benchmark Policy Guidelines — United States	13
Additionally, many investors support the appointment of an independent presiding or lead director with authority to set meeting agendas and to lead sessions outside the insider or affiliated chair’s presence.9 In accordance with best practice, boards should appoint an independent lead director when the chair is not independent, and especially when the board is insufficiently independent.
Committee Independence
Generally, only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.10 The Benchmark Policy typically recommends that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year, except in certain circumstances.
Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the U.S. Securities and Exchange
Commission (SEC) approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).
It is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, the Benchmark Policy’s definitions and categories are applied when assessing the independence of directors, and these standards also consider consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. The Benchmark Policy may recommend voting against compensation committee members who are not independent based on these standards.
Independent Chair
In line with CII’s Policies on Corporate Governance and the International Corporate Governance Network’s
(ICGN) Global Governance Principles, the Benchmark Policy is of the view that the board should be chaired by an independent director. Separating the roles of CEO (or, more rarely, another executive position) and chair generally creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board.
While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), this alternate form of independent board leadership typically does not provide as robust protection for shareholders as an independent chair.
11  Global Board and CEO Practice. “2024 CEO Transitions: The measure of the market.” Spencer Stuart, February 2025.
12  Spencer Stuart Board Index, 2025, p. 5.

2026 Benchmark Policy Guidelines — United States	14
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.
Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and may happen less frequently when the chief executive is also in the position of overseeing the board.
Moreover, many companies appear to be moving toward more independent board leadership — one study indicates that only 5%of incoming S&P 1500 CEOs in 2024 were awarded the chair title.11 Another study found that 61% of S&P 500 boards separated the CEO and chair roles in 2025 ( up from 37%in 2009) although the same study found that only 42%of S&P 500 boards have truly independent chairs.12
In addition, the Benchmark Policy scrutinizes avowedly “independent” chairs and lead directors. Directors serving in these roles should be unquestionably independent, or the company should not treat them as such.
The Benchmark Policy does not recommend that shareholders vote against CEOs who chair the board. However, it typically supports separating the roles of chair and CEO whenever that question is directly posed in a proxy
(typically in the form of a shareholder proposal).
Further, where a company has neither an independent chair nor independent lead director, the Benchmark
Policy will recommend voting against the chair of the governance committee.
Performance
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. The Benchmark Policy looks at the performance of these individuals as directors and executives of the company and of other companies where they have served.
A director’s past conduct is often indicative of future conduct and performance. Directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred often serve on the boards of companies with similar problems. The Benchmark Policy leverages a proprietary database of directors that tracks the performance of directors across companies worldwide.
13  However, where a director has served for less than one full year, the Benchmark Policy will typically not recommend voting against for failure to attend 75% of meetings. Rather, the analysis will include a note regarding the poor attendance with a recommendation to track this issue going forward. The Benchmark Policy will also refrain from recommending opposition to directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

2026 Benchmark Policy Guidelines — United States	15
Voting Recommendations on the Basis of Performance
The Benchmark Policy typically recommends that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. The Benchmark Policy will evaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.
Likewise, the backgrounds of those who serve on key board committees are examined to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
Many shareholders generally avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. The Benchmark Policy typically recommends voting against:
•A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.13
•A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (the analysis looks at these late filing situations on a case-by-case basis).
•A director who is also the CEO of a company where a serious and material restatement occurred after the CEO had previously certified the pre-restatement financial statements.
•A director who has received two against recommendations under the Benchmark Policy for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
Furthermore, with consideration given to the company’s overall corporate governance, pay-for-performance alignment and board responsiveness to shareholders, the Benchmark Policy may recommend voting against directors who served throughout a period in which the company performed significantly worse than peers and the directors have not taken reasonable steps to address the poor performance.
Board Responsiveness
Boards should generally be responsive to shareholders when a significant percentage of shareholders vote contrary to the recommendation of management, depending on the issue.
When 20% or more of shareholders vote contrary to management (which occurs when more than 20% of votes on the proposal are cast as “against” and/or abstain), market best practice indicates that boards engage with

2026 Benchmark Policy Guidelines — United States	16
shareholders on the issue and demonstrate some initial level of responsiveness. These include instances when
20% or more of shareholders:
(i)withhold votes from (or vote against) a director nominee; or
(ii)vote against a management-sponsored proposal.
Many investors view a 20% threshold as significant enough to warrant a close examination of the underlying issues and an evaluation of whether the board responded appropriately following the vote, particularly in the case of a vote on executive compensation or on the election of a director. While the 20% threshold alone will not automatically generate a negative vote recommendation under the Benchmark Policy on a future proposal on the same topic, it may be a contributing factor to a recommendation to vote against such a proposal in the event the Benchmark Policy determines that the board did not respond appropriately.
When a majority of shareholders vote contrary to management, boards are generally expected to engage with shareholders on the issue and provide a more robust response to fully address shareholder concerns. These include instances when a majority or more of shareholders:
(i)withhold votes from (or vote against) a director nominee;
(ii)vote against a management-sponsored proposal;
At controlled companies and companies that have multi-class share structures with unequal voting rights, the
Benchmark Policy will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, the Benchmark Policy will generally examine the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, market best practice indicates a preference that boards engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management, the Benchmark Policy will look to boards to engage with unaffiliated shareholders and provide a more robust response to address shareholder concerns.
As a general framework, the evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released after the date of the company’s last annual meeting through the publication date of the most current Proxy Paper. Depending on the specific issue, the focus typically includes, but is not limited to, the following:
•At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;
•Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;
•Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and
•Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the Compensation Discussion & Analysis (CD&A), particularly following a material vote against a company’s say-on-pay.

2026 Benchmark Policy Guidelines — United States	17
•Proxy statement disclosure discussing the board’s efforts to engage with shareholders and the actions taken to address shareholder concerns.
The Benchmark Policy analysis will include a case-by-case assessment of the specific elements of board responsiveness that were examined along with an explanation of how that assessment impacts the current voting recommendations.
Board Responsiveness to Shareholder Proposals
Majority-Supported Shareholder Proposals
Clear action from the board is generally expected when shareholder proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes). This may include fully implementing the request of the shareholder proposal and/or engaging with shareholders on the issue and providing sufficient disclosures to address shareholder concerns.
Significantly Supported Shareholder Proposals
A shareholder proposal that receives significant support (generally more than 30% but less than majority of votes cast) typically reflects concern about an issue by a substantial portion of the company’s shareholders. In these circumstances, many investors expect the board to show an initial level of responsiveness to the concern.
Therefore, in instances where a shareholder proposal has received at least 30% shareholder support, boards should generally engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives. To be clear, this does not involve an expectation that the board fully implement the request of the shareholder proposal. Rather, the Benchmark Policy looks for some level of board outreach and disclosure concerning the issue and the Board’s response to it.
Further, as discussed above, at controlled companies and companies that have multi-class share structures with unequal voting rights, the Benchmark Policy will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted.
The Role of a Committee Chair
Given their assigned leadership role and additional responsibilities, a designated committee chair is generally considered to have primary responsibility for the actions of their respective committee. As such, many of the
Benchmark Policy’s committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). In cases where the committee chair is not up for election due to a staggered board, and where multiple concerns have been identified, the
Benchmark Policy will generally recommend voting against other members of the committee who are up for election, on a case-by-case basis.
In cases where the Benchmark Policy would ordinarily recommend voting against a committee chair but the chair is not specified, the following general rules are applied:
•If there is no committee chair, the Benchmark Policy will recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-
serving board member serving on the committee (i.e., in either case, the “senior director”); and
14  Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

2026 Benchmark Policy Guidelines — United States	18
•If there is no committee chair, but multiple senior directors are serving on the committee, the
Benchmark Policy will recommend voting against both (or all) such senior directors.
In accordance with prevailing market practice, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, many investors take the view that shareholder action against the longest serving committee member(s) is warranted. To reiterate, this only applies if the Benchmark Policy would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.
Audit Committees and Performance
Audit committees are integral in overseeing the financial reporting process because stable capital markets depend on reliable, transparent, and objective financial information to support an efficient and effective capital market process. Audit committees play a vital role in providing this disclosure to shareholders.
When assessing an audit committee’s performance, investors should be aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee monitors and oversees the process and procedures that management and auditors perform. The
1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate
Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the
Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14
Many investors are skeptical of audit committees where there are members that lack expertise as a Certified
Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. The
Benchmark Policy will not necessarily recommend voting against members of an audit committee if they lack such expertise on that basis alone. However, where there are indications of poor oversight or problems such as restatements, the lack of relevant skills and experience among audit committee members may contribute to a recommendation to oppose the election of the chair and/or other members of the audit committee.
The Benchmark Policy generally assesses audit committees against the decisions they make with respect to their oversight and monitoring roles. The quality and integrity of the financial statements and earnings reports, the
15  The Benchmark Policy may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors- such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies-it can reasonably be determined that the audit committee member is likely not hindered by multiple audit committee commitments.

2026 Benchmark Policy Guidelines — United States	19
completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.
When assessing the decisions and actions of the audit committee, the Benchmark Policy typically defers to the judgment of the committee members and generally recommends voting in favor of its members. However, the
Benchmark Policy will consider recommending that shareholders vote against the following:
•All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
•The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
•The audit committee chair, if the audit committee did not meet at least four times during the year.
•The audit committee chair, if the committee has less than three members.
•Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.15
•All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
•The audit committee chair, when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case the Benchmark Policy also recommends against ratification of the auditor).
•The audit committee chair when fees paid to the auditor are not disclosed.
•All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (PCAOB).
•All members of an audit committee who reappointed an auditor that the Benchmark Policy no longer considers to be independent for reasons unrelated to fee proportions.
•All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
16  Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore should be taken seriously.
17  Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission.
“Fraudulent Financial Reporting: 1998-2007.” May 2010).
18 The SEC issued guidance in March 2021 related to classification of warrants as liabilities at special purpose acquisition companies (SPACs). The Benchmark Policy will generally refrain from recommending against audit committee members when the restatement in question is solely as a result of the aforementioned SEC guidance.

2026 Benchmark Policy Guidelines — United States	20
•The audit committee chair, if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then the Benchmark Policy will recommend voting against the entire audit committee.
•All members of an audit committee where the auditor has resigned and reported that a section 10A16 letter has been issued.
•All members of an audit committee at a time when material accounting fraud occurred at the company.17
•All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:18
oThe restatement involves fraud or manipulation by insiders;
oThe restatement is accompanied by an SEC inquiry or investigation;
oThe restatement involves revenue recognition;
oThe restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
oThe restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
•All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.
•All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices
Act (FCPA).
•All members of an audit committee when the company has aggressive accounting policies or lack of sufficient transparency in its financial statements.
•All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).
19  The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of
Institutional Investors to the AICPA,” November 8, 2006.

2026 Benchmark Policy Guidelines — United States	21
•All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.19
•All members of the audit committee who served since the date of the company’s last annual meeting if, since the last annual meeting, the company has reported a material weakness that has not yet been corrected and the company has not disclosed a remediation plan; or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines the company’s progress toward remediating the material weakness.
Material Weaknesses
Effective internal controls over financial reporting should ensure the integrity of companies’ accounting and financial reporting.
The SEC guidance regarding Management's Report on Internal Control Over Financial Reporting requires that reports on internal control should include: (i) a statement of management's responsibility for establishing and maintaining adequate internal control over financial reporting for the company; (ii) management's assessment of the effectiveness of the company's internal control over financial reporting as of the end of the company's most recent fiscal year; (iii) a statement identifying the framework used by management to evaluate the effectiveness of the company's internal control over financial reporting; and (iv) a statement that the registered public accounting firm that audited the company's financial statements included in the annual report has issued an attestation report on management's assessment of the company's internal control over financial reporting.
A material weakness occurs when a company identifies a deficiency, or a combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis. Failure to maintain effective internal controls can create doubts regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. GAAP and may lead to companies publishing financial statements that are not free of errors or misstatements.
It is the responsibility of audit committees to ensure that material weaknesses are remediated in a timely manner and that companies disclose remediation plans that include detailed steps to resolve a given material weakness. In cases where a material weakness has been ongoing for more than one fiscal year, it is generally expected that the company will disclose an updated remediation plan at least annually thereafter. Updates to existing remediation plans should state the progress the company has made toward remediating the material weakness and the remaining actions the company plans to take until the material weakness is fully remediated.
When a material weakness is reported and the company has not disclosed a remediation plan, or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines its progress toward remediating the material weakness, the Benchmark
Policy will consider recommending that shareholders vote against all members of a company’s audit committee who served on the committee during the time when the material weakness was identified.

2026 Benchmark Policy Guidelines — United States	22
Many investors view audit committee reports that are boilerplate and which provide little or no information or transparency as unfavorable. Therefore, when a problem such as a material weakness, restatement or late filings occurs, the Benchmark Policy will take into consideration the transparency of the audit committee report.
Compensation Committee Performance
Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholder returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, market best practice indicates a preference that the compensation committee only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to many investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishing equity award plans, and granting equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
A careful review of the CD&A report included in each company’s proxy is central to understanding the actions of the compensation committee. The Benchmark Policy analysis includes a review of the CD&A in the evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation.
When assessing the performance of compensation committees, the Benchmark Policy will consider recommending that shareholders vote against the following:
•All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was significant shareholder opposition (i.e., greater than 20% of votes cast) to the say-on-pay proposal in the prior year and the board did not respond sufficiently to the vote, including actively engaging shareholders on this issue, the Benchmark
Policy will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.
20 If a company provides shareholders with a say-on-pay proposal, the Benchmark Policy will initially only recommend voting against the company's say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, the Benchmark Policy may consider not recommending against compensation committee members.

2026 Benchmark Policy Guidelines — United States	23
•All members of the compensation committee who are up for election and served on the committee when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.20
•Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.
•All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
•All members of the compensation committee when performance goals were changed (i.e., lowered)
when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
•All members of the compensation committee if excessive employee perquisites and benefits were allowed.
•The compensation committee chair if the compensation committee did not meet during the year.
•All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.
•All members of the compensation committee when vesting of in-the-money options is accelerated.
•All members of the compensation committee when option exercise prices were backdated. The
Benchmark Policy will recommend voting against an executive director who played a role in and participated in option backdating.
•All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
•All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
•The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
•All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable
21  In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) the
Benchmark Policy recommends that shareholders vote against the members of the governance committee.
22  If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, the Benchmark Policy will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, the Benchmark Policy will recommend voting against all director nominees up for election.

2026 Benchmark Policy Guidelines — United States	24
analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.21
•All members of the compensation committee when the board has materially decreased proxy statement disclosure regarding executive compensation policies and procedures in a manner which substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices.
•All members of the compensation committee when new excise tax gross-up provisions are adopted in employment agreements with executives, particularly in cases where the company previously committed not to provide any such entitlements in the future.
•All members of the compensation committee when the board adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.
•The chair of the compensation committee when” mega-grants” have been granted and the awards present concerns such as excessive quantum, lack of sufficient performance conditions, and/or are excessively dilutive, among others.
Nominating and Governance Committee Performance
The nominating and governance committee is responsible for the board-level governance of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.
Many investors take the view that boards should have diverse backgrounds and members with a breadth and depth of relevant experience and that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. Shareholders are generally best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture. For further information on board diversity, please see In-Depth Report:
Board Gender Diversity.
Regarding the committee responsible for governance, the Benchmark Policy will consider recommending that shareholders vote against the following:
•All members of the governance committee22 during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the request of the
23  Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, the Benchmark Policy recommends that shareholders only vote against members of the compensation committee.
24  Market expectations are such that one independent individual be appointed to serve as the lead or presiding director.
When such a position is rotated among directors from meeting to meeting, the Benchmark Policy will recommend voting against the governance committee chair as the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.
25  A forum selection clause is a bylaw provision stipulating that a certain state or federal jurisdiction is the exclusive forum for specified legal matters. Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief.
26  The analysis will evaluate the circumstances surrounding the adoption of any forum selection clause as well as the general provisions contained therein. Where it can be reasonably determined that a forum selection clause is narrowly crafted to suit the particular circumstances facing the company and/or a reasonable sunset provision is included, the
Benchmark Policy may make an exception to this policy.

2026 Benchmark Policy Guidelines — United States	25
proposal.23 Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, the Benchmark Policy will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).
•The governance committee chair when the chair is not independent and an independent lead or presiding director has not been appointed.24
•The governance committee chair at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure
(generally seven years or less).
•In the absence of a nominating committee, the governance committee chair when there are fewer than five, or the whole governance committee when there are more than 20 members on the board.
•The governance committee chair when the committee fails to meet during the year.
•The governance committee chair, when, for two consecutive years, the company provides what is considered by the Benchmark Policy to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).
•The governance committee chair, when during the past year the board adopted a forum selection clause
(i.e., an exclusive forum provision)25 designating either a state's courts for intra-corporate disputes, and/
or federal courts for matters arising under the Securities Act of 1933 without shareholder approval,26 or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

2026 Benchmark Policy Guidelines — United States	26
•All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.
•The governance committee chair, when the board takes actions to limit shareholders’ ability to vote on matters material to shareholder rights (e.g., through the practice of excluding a shareholder proposal by means of ratifying a management proposal that is materially different from the shareholder proposal).
•The governance committee chair when directors’ records for board and committee meeting attendance are not disclosed, or when it is indicated that a director attended less than 75% of board and committee meetings but disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.
•The governance committee chair when a detailed record of proxy voting results from the prior annual meeting has not been disclosed.
•The governance committee chair when a company does not clearly disclose the identity of a shareholder proponent (or lead proponent when there are multiple filers) in their proxy statement. For a detailed explanation of this policy, please refer to the comprehensive Benchmark Policy Guidelines for
Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
In addition, the Benchmark Policy may recommend that shareholders vote against the chair of the governance committee, or the entire committee, when the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such rights, and has done so without seeking shareholder approval. Examples of board actions that may result in such a recommendation include:
•The elimination of the ability of shareholders to call a special meeting or to act by written consent;
•An increase to the ownership threshold required for shareholders to call a special meeting;
•An increase to vote requirements for charter or bylaw amendments; The adoption of provisions that limit the ability of shareholders to pursue full legal recourse — such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws);
•The adoption of provisions that limit the ability of shareholders to submit shareholder proposals;
•The adoption of provisions that limit the ability of shareholders to file derivative lawsuits;
•The adoption of a plurality voting standard for the election of directors in lieu of a majority voting standard;
•The adoption of a classified board structure; or
•The elimination of the ability of shareholders to remove a director without cause.
Regarding the nominating committee, the Benchmark Policy will consider recommending that shareholders vote against the following:
27  Considering that shareholder disapproval clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, the Benchmark Policy reviews the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, the Benchmark Policy will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.
28 Women and directors that identify with a gender other than male or female.
29 For more information on how the Benchmark Policy applies these diversity considerations, see the Section below on
“Board Diversity”.

2026 Benchmark Policy Guidelines — United States	27
•All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
•The nominating committee chair, if the nominating committee did not meet during the year.
•In the absence of a governance committee, the nominating committee chair when the chair is not independent, and an independent lead or presiding director has not been appointed.
•The nominating committee chair, when there are fewer than five, or the whole nominating committee when there are more than 20 members on the board.
•The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.27
•The chair of the nominating committee of a board that is not at least 30% gender diverse,28 or all members of the nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside of the Russell 3000 index, the Benchmark Policy will recommend voting against the chair of the nominating committee if there are no gender diverse directors.
•The chair of the nominating committee of a board with fewer than one director from an underrepresented community on the board, at companies within the Russell 1000 index.29
•The nominating committee chair when, alongside other governance or board performance concerns, the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. The Benchmark Policy will not make recommendations solely on this basis; rather, insufficient board refreshment may be a contributing factor in the recommendations when additional board-related concerns have been identified.
In addition, the Benchmark Policy may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance. Where these issues warrant shareholder opposition and in the absence of both a governance and a nominating committee, the Benchmark Policy will recommend voting against the board chair, unless the chair also serves as the CEO, in which case it will recommend voting against the longest-serving director.
30  A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

2026 Benchmark Policy Guidelines — United States	28
Board-Level Risk Management Oversight
The Benchmark Policy evaluates the risk management function of a public company board on a strictly case-by-
case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms, which inherently maintain significant exposure to financial risk. Market best practice indicates that financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies that involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.
These views on risk oversight are consistent with those expressed by various regulatory bodies. In its December
2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.
When analyzing the risk management practices of public companies, the Benchmark Policy will take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where the company’s board-level risk committee’s poor oversight contributed to the loss, the Benchmark Policy will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of exposure to financial risk but fails to disclose any explicit form of board-level risk oversight (via a dedicated committee or otherwise),30 the Benchmark Policy will consider recommending a vote against the board chair on that basis.
However, it generally would not recommend voting against a combined chair/CEO, except in egregious cases.
Board Oversight of Environmental and Social Issues
Insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, shareholders generally benefit when such issues are carefully monitored and managed by companies, and when companies have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.
To that end, the Benchmark Policy looks to companies to ensure that boards maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment. Given the importance of the board’s role in overseeing environmental and social risks, this responsibility should be formally designated and codified in the appropriate committee charters or other governing documents.
While it is important that material environmental and social issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, the Benchmark Policy is of the view that that companies should determine the best structure for this oversight. This oversight can be
31 CII Policies on Corporate Governance, 2.7; ICGN Global Principles, 6.2.

2026 Benchmark Policy Guidelines — United States	29
effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
For companies in the Russell 3000 index and in instances where material oversight concerns are identified, the
Benchmark Policy will review a company’s overall governance practices and identify which directors or board-
level committees have been charged with oversight of environmental and/or social issues. Furthermore, given the importance of the board’s role in overseeing environmental and social risks, the Benchmark Policy will generally recommend voting against the governance committee chair of a company in the Russell 1000 index that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
When evaluating the board’s role in overseeing environmental and/or social issues, the Benchmark Policy will examine a company’s committee charters and governing documents to determine if the company has codified and maintained a meaningful level of oversight of and accountability for a company’s material environmental and social impacts.
Board Oversight of Technology
Cyber Risk Oversight
Companies and consumers are exposed to a growing risk of cyber-attacks. These attacks can result in customer or employee data breaches, harm to a company’s reputation, significant fines or penalties, and an interruption to a company’s operations. Further, in some instances, cyber breaches can result in national security concerns, such as those impacting companies operating as utilities, defense contractors, and energy companies.
In response to these issues, regulators have increasingly been focused on ensuring companies are providing appropriate and timely disclosures and protections to stakeholders that could have been adversely impacted by a breach in a company’s cyber infrastructure.
On July 26, 2023, the SEC approved final rules requiring public companies to report cybersecurity incidents deemed material within four days of identifying them, detailing their nature, scope, timing, and material impact under Item 1.05 on Form 8-K.
Furthermore, in annual reports, companies must disclose their processes for assessing, identifying, and managing material cybersecurity risks, along with their material effects; and describe whether any risks from prior incidents have materially affected its business strategy, results of operations, or financial condition (or are reasonably likely to), pursuant to Regulation S-K Item 106. Item 106 will also require registrants to describe the board of directors’ oversight of risks from cybersecurity threats and management’s role and expertise in assessing and managing material risks from cybersecurity threats. Similar rules were also adopted for foreign private issuers. The final rules became effective on September 5, 2023.
Given the regulatory focus on, and the potential adverse outcomes from, cyber-related issues, many investors view cyber risk as material for all companies. Accordingly, it is critical that companies evaluate and mitigate these risks to the greatest extent possible. 31 With that view, all issuers are encouraged to provide clear disclosure concerning the role of the board in overseeing issues related to cybersecurity, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. Such disclosure can help shareholders understand the seriousness with which companies take this issue.

2026 Benchmark Policy Guidelines — United States	30
In the absence of material cyber incidents, the Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, in instances where cyber-attacks have caused significant harm to shareholders, the board’s oversight of cybersecurity as well as the company’s response and disclosures will be closely evaluated.
Moreover, in instances where a company has been materially impacted by a cyber-attack, it is reasonable for shareholders to expect periodic updates communicating the company’s ongoing progress towards resolving and remediating the impact of the cyber-attack. Shareholders are best served when such updates include (but are not necessarily limited to) details such as when the company has fully restored its information systems, when the company has returned to normal operations, what resources the company is providing for affected stakeholders, and any other potentially relevant information, until the company considers the impact of the cyber-attack to be fully remediated. These disclosures should focus on the company’s response to address the impacts to affected stakeholders and should not reveal specific and/or technical details that could impede the company’s response or remediation of the incident or that could assist threat actors.
In such instances, the Benchmark Policy may recommend against appropriate directors if the board’s oversight, response or disclosure concerning cybersecurity-related issues is found to be insufficient, or are not provided to shareholders.
Board Oversight of Artificial Intelligence
In recent years, companies have rapidly begun to develop and adopt uses for artificial intelligence (AI)
technologies throughout various aspects of their operations. Deployed and overseen effectively, AI technologies have the potential to make companies’ operations and systems more efficient and productive. However, as the use of these technologies has grown, so have the potential risks associated with companies’ development and use of AI. Given these potential risks, boards should be cognizant of, and take steps to mitigate exposure to, any material risks that could arise from their use or development of AI.
Companies that use or develop AI technologies should consider adopting strong internal frameworks that include ethical considerations and ensure they have provided a sufficient level of oversight of AI.  As such, boards may seek to ensure effective oversight and address skills gaps by engaging in continued board education and/or appointing directors with AI expertise. With that view, all companies that develop or employ the use of
AI in their operations should provide clear disclosure concerning the role of the board in overseeing issues related to AI, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. Such disclosure can help shareholders understand the seriousness with which companies take this issue.
While market best practice indicates that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, generally, companies should determine the best structure for this oversight. This oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
In the absence of material incidents related to a company’s use or management of AI-related issues, the
Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight of, or disclosure concerning, AI-related issues. However, in instances where there is evidence that insufficient oversight and/or management of AI technologies has resulted in material harm to shareholders, the Benchmark
Policy will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of AI-related risks. It will also closely evaluate the board’s response to, and management of, this issue as well as any associated disclosures and may recommend against
32 This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight &
logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.

2026 Benchmark Policy Guidelines — United States	31
appropriate directors if the board’s oversight, response or disclosure concerning AI-related issues is found to be insufficient.
Board Accountability for Environmental and Social Performance
The Benchmark Policy carefully monitors companies’ performance with respect to environmental and social issues, including those related to climate and human capital management. In situations where a company has not properly managed or mitigated material environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, the Benchmark Policy may recommend that shareholders vote against the members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, the Benchmark Policy may recommend that shareholders vote against members of the audit committee. In making these determinations, the Benchmark Policy will carefully review the situation, its effect on shareholder value, as well as any corrective action or other response made by the company.
For more information on how the Benchmark Policy evaluates environmental and social issues, please see the
“Overall Approach to ESG” section of these guidelines as well as the comprehensive Benchmark Policy Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
Board Accountability for Climate-Related Issues
Given the exceptionally broad impacts of a changing climate on companies, the economy, and society in general, climate risk can present a material risk for companies in all industries. Accordingly, it is important that boards consider and evaluate their operational resilience under lower-carbon scenarios. While all companies maintain exposure to climate-related risks, additional consideration should be given to, and disclosure should be provided by, those companies whose own GHG emissions represent a financially material risk. For companies with this increased risk exposure, the Benchmark Policy evaluates whether companies are providing clear and comprehensive disclosure regarding these risks, including how they are being mitigated and overseen. Such information is crucial to allow investors to understand the company’s management of this issue as well as the potential impact of a lower carbon future on the company’s operations.
In line with this view, the Benchmark Policy will carefully examine the climate-related disclosures provided by companies in the S&P 500 index with material exposure to climate risk stemming from their own operations,32 as well as companies where their emissions, climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD), IFRS S2 Climate-related
Disclosures, or other equivalent climate reporting framework. The Benchmark Policy will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-
related issues. In instances where either (or both) of these disclosures are found to be absent or significantly lacking, the Benchmark Policy may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee. Further, the Benchmark Policy may extend this recommendation on this basis to
33  For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of
248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2025 Spencer Stuart Board Index indicates that,
56% of S&P 500 CEOs do not serve on a public company board in addition to their own, while 41.6% of S&P 500 CEOs serve on one additional public board, 1.4% of CEOs serve on two additional public company boards, and no CEOs serve on three.
34 When the executive officer in question serves only as an executive at a special purpose acquisition company (SPAC) the
Benchmark Policy will generally apply the higher threshold of five public company directorships.

2026 Benchmark Policy Guidelines — United States	32
additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size, industry and its overall governance profile.
Director Commitments
Directors should have the necessary time to fulfill their duties to shareholders, as overcommitted directors may pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.33 As a result, the Benchmark Policy generally recommends that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company34 while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.
Because executives will primarily devote their attention to executive duties, the Benchmark Policy generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.
When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, the Benchmark Policy may consider other potentially relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), the specific duties and responsibilities of that role will be evaluated in determining whether an exception is warranted.
The Benchmark Policy may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. This rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. The Benchmark Policy will also generally refrain from recommending a vote against a director who serves on an excessive number of boards within a consolidated group of companies in related industries, or a director who represents a firm whose sole purpose is to manage a portfolio of investments which include the company.
35  The Benchmark Policy will generally refrain from recommending against a director who provides consulting services for the company if the director is excluded from membership on the board’s key committees and we have not identified significant governance concerns with the board.
36  The Benchmark Policy does not apply a look-back period for this situation. The interlock policy applies to both public and private companies. On a case-by-case basis, other types of interlocking relationships will be evaluated, such as interlocks with close family members of executives or within group companies. Further, the analysis also evaluates multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
37  Refer to the “Governance Structure and the Shareholder Franchise” section for further discussion of anti-takeover measures, including poison pills.

2026 Benchmark Policy Guidelines — United States	33
Other Considerations
In addition to the three key characteristics — independence, performance, experience —used to evaluate board members, the Benchmark Policy also considers conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.
Conflicts of Interest
Board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, the Benchmark Policy recommends that shareholders vote against the following types of directors:
•A CFO who is on the board: The CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, the CFO should report to the board and not be a member of it.
•A director who provides — or a director who has an immediate family member who provides — material consulting or other material, professional services to the company. These services may include legal, consulting,35 or financial services. These relationships may create conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.
•A director, or a director who has an immediate family member, who is engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000.
Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against those of shareholders.
•Interlocking directorships: CEOs or other top executives who serve on each other’s boards can create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.36
•All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.37 In the event a board is classified and shareholders are, therefore, unable to vote against all directors, the Benchmark Policy will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, the Benchmark Policy will consider recommending that shareholders vote against

2026 Benchmark Policy Guidelines — United States	34
all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, the Benchmark Policy will consider recommending that shareholders vote against the entire board.
Size of the Board of Directors
While there is no consensus on a universally applicable optimal board size, market best practice indicates that, absent compelling circumstances, boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, the Benchmark Policy typically recommends voting against the chair of the nominating committee
(or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.
Controlled Companies
Controlled companies warrant certain exceptions to the Benchmark Policy’s independence standards. The board’s function is to protect shareholder interests; however, when an individual or entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, the Benchmark Policy does not apply the usual two-thirds board independence rule and, therefore, will not recommend voting against boards whose composition reflects the makeup of the shareholder base.
Independence Exceptions
The independence exceptions made for controlled companies are as follows:
•The Benchmark Policy does not require that controlled companies have boards that are at least two-
thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, the presence of non-independent board members is acceptable.
•The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
oStanding nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base can make such committees weak and irrelevant.
oIndependent compensation committees at controlled companies are also unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder base whose voting power ensures the protection of its interests. As such, having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders, many investors agree that insiders should not serve on the

2026 Benchmark Policy Guidelines — United States	35
compensation committee. Therefore, the Benchmark Policy will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
•Controlled companies do not need an independent chair or an independent lead or presiding director.
Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder base whose voting power ensures the protection of its interests.
Size of the Board of Directors
The Benchmark Policy has no board size requirements for controlled companies.
Audit Committee Independence
Despite a controlled company’s status, unlike for the other key committees, market best practice indicates that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest. As such, the Benchmark Policy typically recommends that shareholders vote against any affiliated or inside director serving on an audit committee.
Board Responsiveness at Multi-Class Companies
At controlled companies and companies that have multi-class share structures with unequal voting rights, the level of approval or disapproval attributed to unaffiliated shareholders will be carefully examined when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, the Benchmark Policy analysis will generally include an examination of the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, boards should engage with shareholders and demonstrate some initial level of responsiveness;
and when a majority or more of unaffiliated shareholders vote contrary to management, boards should engage with unaffiliated shareholders and provide a more robust response to fully address shareholder concerns.
Significant Shareholders
Where an individual or entity holds between 20-50% of a company’s voting power, the Benchmark Policy allows for proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.
Governance Following an IPO, Spin-Off, or Direct Listing
Companies that have recently completed an initial public offering (IPO), spin-off, or direct listing should generally be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. The Benchmark Policy typically refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.
However, some cases warrant shareholder action against the board of a company that has completed an IPO, spin-off, or direct listing within the past year. When evaluating companies that have recently gone public, the

2026 Benchmark Policy Guidelines — United States	36
analysis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. Many investors view board approval of highly restrictive governing documents as a problematic governance practice and believe that such boards have demonstrated that they may subvert shareholder interests following the IPO. In the evaluation of the governing documents, the Benchmark Policy will consider:
•The adoption of anti-takeover provisions, such as a poison pill or classified board.
•Supermajority vote requirements to amend governing documents.
•The presence of exclusive forum or fee-shifting provisions.
•The presence of mandatory arbitration provisions.
•Whether shareholders can call special meetings or act by written consent.
•The voting standard provided for the election of directors.
•The ability of shareholders to remove directors without cause.
•The presence of evergreen provisions in the company’s equity compensation arrangements.
•The presence of a multi-class share structure that does not afford common shareholders voting power that is aligned with their economic interest.
In cases where it has been determined that the board has approved overly restrictive governing documents, the
Benchmark Policy will generally recommend voting against members of the governance committee. If there is no governance committee, or if a portion of such committee members are not standing for election due to a classified board structure, the recommendation may be expanded to additional director nominees, based on who is standing for election.
In cases where, preceding an IPO, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, the
Benchmark Policy will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure). In the case of a multi-class share structure, if these provisions are put to a shareholder vote, the analysis will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.
Adopting an anti-takeover device can unfairly penalize future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulating management for a substantial amount of time.
In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.
38 Where a company is not included in a relevant stock index (i.e. S&P 500, Russell 1000, or Russell 3000) due to its status as a dual-listed or foreign-incorporated company and has comparable market capitalization as companies included in the relevant index, the Benchmark Policy will generally apply the policies that relate to companies included in the relevant index.

2026 Benchmark Policy Guidelines — United States	37
Governance Following a Business Combination with a Special Purpose Acquisition
Company
The business combination of a private company with a publicly traded special purpose acquisition company
(SPAC) facilitates the private entity becoming a publicly traded corporation. Thus, the business combination represents the private company’s de-facto IPO.  Some cases may warrant shareholder action against the board of a company that has completed a business combination with a SPAC within the past year.
At meetings where shareholders vote on the business combination of a SPAC with a private company, shareholders are generally voting on a new corporate charter for the post-combination company as a condition for approval of the business combination. In many cases, shareholders are faced with the dilemma of having to approve corporate charters that severely restrict shareholder rights to facilitate the business combination.
Therefore, when shareholders are required to approve binding charters as a condition for approval of a business combination with a SPAC, many investors expect that shareholders be provided with advisory votes on material charter amendments as a means to voice their opinions on such restrictive governance provisions.
When evaluating companies that have recently gone public via a business combination with a SPAC, the
Benchmark Policy will review the terms of the applicable governing documents to determine whether shareholder rights are being severely restricted indefinitely and whether these restrictive provisions were put forth for a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination.
In cases where, prior to the combined company becoming publicly traded, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, the Benchmark Policy will generally recommend voting against all members of the board who served at the time of the combined company becoming publicly traded if the board: (i) did not also submit these provisions to a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination; (ii) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the company becoming publicly traded; or (iii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure).
As previously stated, the Benchmark Policy takes the view that adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. Accordingly, the same principles outlined in the above section regarding the adoption of anti-takeover devices also apply to companies who have recently completed a business combination.
Dual-Listed or Foreign-Incorporated Companies
For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the
U.S., the Benchmark Policy applies the governance standard most relevant in each situation.38 The Benchmark

2026 Benchmark Policy Guidelines — United States	38
Policy will consider a number of factors in determining which country-specific governance standard to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.
OTC-listed Companies
Companies trading on the OTC Bulletin Board are not considered “listed companies” under SEC rules and therefore not subject to the same governance standards as listed companies. Nonetheless, more stringent corporate governance standards should be applied to these companies given that their shares are still publicly traded.
When reviewing OTC companies, the analysis will review the available disclosure relating to the shareholder meeting to determine whether shareholders are able to evaluate several key pieces of information, including: (i)
the composition of the board’s key committees, if any; (ii) the level of share ownership of company insiders or directors; (iii) the board meeting attendance record of directors; (iv) executive and non-employee director compensation; (v) related-party transactions conducted during the past year; and (vi) the board’s leadership structure and determinations regarding director independence.
The Benchmark Policy raises particular concern when company disclosure lacks any information regarding the board’s key committees. Committees of the board are an essential tool for clarifying how the responsibilities of the board are being delegated, and specifically for indicating which directors are accountable for ensuring: (i) the independence and quality of directors, and the transparency and integrity of the nominating process; (ii)
compensation programs that are fair and appropriate; (iii) proper oversight of the company’s accounting, financial reporting, and internal and external audits; and (iv) general adherence to principles of good corporate governance.
In cases where shareholders are unable to identify which board members are responsible for ensuring oversight of the above-mentioned responsibilities, the Benchmark Policy may consider recommending against certain members of the board. It is the responsibility of the corporate governance committee to provide thorough disclosure of the board’s governance practices. In the absence of such a committee, it is appropriate to hold the board’s chair or, if such individual is an executive of the company, the longest-serving non-executive board member accountable.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, the Benchmark Policy focuses on a short list of requirements, although many of the Benchmark Policy guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
•Size of the board of directors — The board should be made up of between five and twenty directors.
•The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.

2026 Benchmark Policy Guidelines — United States	39
•Independence of the audit committee — The audit committee should consist solely of independent directors.
•Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
•Independence of the board —Market best practice indicates that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent. However, in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%, and the following year a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
•When the auditor is not up for ratification — The Benchmark Policy does not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor of an investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.
•Non-independent chair —The Benchmark Policy generally prefers that the roles of a mutual fund’s chair and CEO should be separate. Accordingly, it recommends voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.
•Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s
(ICI) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, the Benchmark
Policy does not maintain a cap on the number of outside mutual fund boards that a director can serve
on.
Declassified Boards
Investors broadly view the repeal of staggered boards and the annual election of directors favorably. Generally, staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii)
in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
39  Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further
Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).
40  Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
41  Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders:  Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
42  Spencer Stuart Board Index, 2025, p. 46.
43  Brad Goldberg, Michael Mencher, and Vince Flynn, “Proxy Season Highlights: Shareholder and Management Proposals,”
Cooley LLP, July 22, 2025.

2026 Benchmark Policy Guidelines — United States	40
Some research has indicated that shareholders are worse off when a staggered board blocks a transaction, and that, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.39 Additional research found that charter-based staggered boards “reduce the market value of a firm by
4% to 6% of its market capitalization” and that “staggered boards bring about, and not merely reflect, this reduction in market value.”40 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”41
Shareholders have increasingly come to agree with this view. In 2025, 89% of S&P 500 companies had declassified boards, up from 68% in 2009.42 Management proposals to declassify boards are typically approved with near unanimity and shareholder proposals on the topic often receive strong shareholder support; in 2025, shareholder proposals requesting that companies declassify their boards received average support of 77.9%
(excluding abstentions and broker non-votes).43 Further, in the first half of 2025, over half of all those companies targeted by shareholder proposals requesting that all directors stand for election annually did not recommend that shareholders oppose the resolution, a departure from the more typical management recommendation to vote against shareholder proposals.
Given that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value, and the established shareholder opposition to such a structure, the
Benchmark Policy supports the declassification of boards and the annual election of directors.
Board Composition and Refreshment
Many investors support routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. The Benchmark Policy is of the view that the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.
A director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, in rare circumstances, a lack of refreshment can contribute to inadequate board responsiveness to poor company performance.
The Benchmark Policy will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new directors have joined the board in the past five years. While the analysis will highlight this as a potential area of concern, the Benchmark Policy will not make recommendations strictly on this basis, unless other governance or board performance concerns are identified.

2026 Benchmark Policy Guidelines — United States	41
On occasion, age or term limits can be used to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits to force change in such circumstances.
While age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Accordingly, many shareholders favor monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should not waive such limits. In cases where the board waives its term/age limits for two or more consecutive years, the Benchmark Policy will generally recommend that shareholders vote against the nominating and/or governance committee chair, unless a compelling rationale is provided for why the board is proposing to waive this rule, such as consummation of a corporate transaction.
Board Diversity
The Benchmark Policy’s approach to providing proxy voting guidance considering diversity factors at U.S.
companies and its display in Proxy Papers was modified in March 2025. For more information, please see the
2025 Supplemental Statement on Diversity Considerations at US Companies.
Many investors consider it important to ensure that the board is composed of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. Accordingly, the Benchmark Policy closely reviews the board’s composition for representation of diverse director candidates. For further information on board diversity, please see In-Depth Report: Board
Gender Diversity.
Board Gender Diversity
The nominating and governance committee is responsible for ensuring sufficient board diversity, or for publicly communicating its rationale or a plan for increasing diversity. As such, the Benchmark Policy will generally recommend voting against the chair of the nominating committee of a board that is not at least 30% gender diverse, or all members of the nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside the Russell 3000 index, the Benchmark Policy requires a minimum of one gender diverse director.
When making these voting recommendations, a company’s disclosure of its diversity considerations will be carefully reviewed and the Benchmark Policy may refrain from recommending that shareholders vote against directors when boards have provided sufficient rationale for the lack of diversity or a plan to address the lack of diversity, including a timeline of when the board intends to appoint additional gender diverse directors
(generally by the next annual meeting or as soon as reasonably practicable).
The gender diversity recommendations may be extended to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile.

2026 Benchmark Policy Guidelines — United States	42
Board Underrepresented Community Diversity
The Benchmark Policy will generally recommend against the chair of the nominating committee of a board with fewer than one director from an underrepresented community at companies within the Russell 1000 index.
The Benchmark Policy defines “underrepresented community director” as an individual who self-identifies as
Black, African American, North African, Middle Eastern, Hispanic, Latino, Asian, Pacific Islander, Native American,
Native Hawaiian, or Alaskan Native, or who self-identifies as a member of the LGBTQIA+ community. For the purposes of this evaluation, the analysis will rely solely on self-identified demographic information as disclosed in company proxy statements.
When making these voting recommendations,  a company’s disclosure of its diversity considerations will be carefully reviewed and the Benchmark Policy may refrain from recommending that shareholders vote against directors when boards have provided a sufficient rationale or plan to address the lack of diversity on the board, including a timeline to appoint additional directors from an underrepresented community (generally by the next annual meeting or as soon as reasonably practicable).
These recommendations may be extended to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board structure, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile.
State Laws on Diversity
Several states have begun to encourage board diversity through legislation. Some state laws have imposed mandatory board composition requirements, while other states have enacted legislation that encourages companies to diversify their boards, but does not mandate board composition requirements. Furthermore, several states have enacted or considered enacting certain disclosure or reporting requirements in filings made with each respective state annually.
The Benchmark Policy will recommend in accordance with mandatory board composition requirements set forth in applicable state laws when they come into effect. It will generally refrain from recommending shareholder opposition to directors on this basis when applicable state laws do not mandate board composition requirements, are non-binding, or solely impose disclosure or reporting requirements.
Disclosure of Director Diversity and Skills
Company disclosure is critical to allow shareholders to measure the mix of diverse attributes and skills of directors. Accordingly, at companies in the Russell 1000 index, the Benchmark Policy analysis includes a review of how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii)
whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (aka “Rooney Rule”); and (iv) board skills disclosure. Such ratings will help inform the assessment of a company’s overall governance and may be a contributing factor in voting recommendations when additional board-related concerns have been identified.
At companies in the Russell 1000 index that have not provided any disclosure in any of the above categories, the
Benchmark Policy will generally recommend voting against the chair of the nominating and/or governance

2026 Benchmark Policy Guidelines — United States	43
committee. Further, when companies in the Russell 1000 index have not provided any disclosure of individual or aggregate racial/ethnic minority board demographic information, the Benchmark Policy will generally recommend voting against the chair of the nominating and/or governance committee.
Proxy Access
In lieu of running their own contested election, proxy access not only allows certain shareholders to nominate directors to company boards but also ensures that the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Market best practice generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have the ability to nominate candidates to the board.
Companies generally seek shareholder approval to amend their bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. The Benchmark Policy considers several factors when evaluating whether to support proposals for companies to adopt proxy access, including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.
For a discussion of Benchmark Policy approach to shareholder proposals regarding proxy access, refer to Glass
Lewis’ Benchmark Policy Guidelines for Shareholder Proposals & ESG-Related Issues, available at
www.glasslewis.com.
Majority Vote for Election of Directors
To promote a basic level of director accountability, investors broadly agree that companies should require that directors must receive a majority of votes cast to be elected. Unlike a plurality vote standard, a majority voting standard allows shareholders to collectively vote to reject a director they believe will not pursue and protect their best interests, which many investors view as leading to more attentive directors. For a detailed overview of voting standards for director elections in the U.S., please refer to the Market Overview – U.S. Election of
Directors Voting Standards.
Majority Voting Standards
In line with CII’s Policies on Corporate Governance and ICGN’s Global Governance Principles and in accordance with broad investor sentiment, directors should generally be elected by a majority of votes cast in uncontested elections. Further, many investors expect that directors who fail to receive the support of a majority of votes cast in an uncontested election step down from the board as soon as practicable and not be reappointed.
Majority voting standards have been adopted by most large cap and S&P 500 companies. Under a majority voting standard, uncontested nominees are elected to the board when they receive a higher number of votes cast "for" than the number of votes cast "against".
Most, though not all, majority voting policies contain resignation clauses, whereby nominees who fail to receive a majority of shareholder votes must submit their conditional resignation to the board. The board may opt to
44  Spencer Stuart Board Index, 2025, p. 46.

2026 Benchmark Policy Guidelines — United States	44
either accept or reject the nominee's resignation, which gives the board final authority over whether to accept the outcome of the shareholders' vote.
However, majority voting alongside a resignation policy may be viewed by investors as insufficient, because requiring a director to resign is not the same as requiring a majority vote to elect a director. As such, this modified approach does not allow shareholders to have a definitive voice in the election process. As of 2025,
88% of the S&P 500 Index has implemented a resignation policy for directors failing to receive majority shareholder support, compared to 65% in 2009.44
Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. The Benchmark
Policy will, therefore, generally support proposals calling for the election of directors by a majority vote, except in cases of contested director elections. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.
Plurality Voting Standards
Plurality voting remains the default voting standard for uncontested elections of directors at most mid- and small-cap companies. Under a plurality voting standard, director nominees receiving the most “for” votes are elected to office until all available board seats are filled, regardless of whether those nominees receive a majority of votes cast in favor of their election (i.e., more than 50% of the total votes). As a result, in an uncontested election, where the number of director nominees is equal to the number of available board seats, it is possible for a nominee to secure their election by receiving a single “for” vote.
Generally, in a plurality election shareholders who wish to oppose a nominee can only “withhold” their vote, rather than vote “against”. While withholding a vote provides shareholders with a symbolic means of communicating their disapproval of a candidate, it has no legal effect on the outcome of the election and is thus equivalent to an abstention. Though it is rare, this means that in some cases directors receiving a greater number of “withhold” votes than “for” votes can be elected to office.
Conflicting and Excluded Proposals
SEC Rule 14a-8(i)(9) allows companies to exclude shareholder proposals “if the proposal directly conflicts with one of the company’s own proposals to be submitted to shareholders at the same meeting.” On October 22,
2015, the SEC issued Staff Legal Bulletin No. 14H (SLB 14H) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increased the burden on companies to prove to SEC staff that a conflict exists; therefore, many companies still chose to place management proposals alongside similar shareholder proposals in many cases.
During the 2018 proxy season, a new trend in the SEC’s interpretation of this rule emerged. Upon submission of shareholder proposals requesting that companies adopt a lower special meeting threshold, several companies petitioned the SEC for no-action relief under the premise that the shareholder proposals conflicted with management’s own special meeting proposals, even though the management proposals set a higher threshold than those requested by the proponent. No-action relief was granted to these companies; however, the SEC stipulated that the companies must state in the rationale for the management proposals that a vote in favor of

2026 Benchmark Policy Guidelines — United States	45
management’s proposal was tantamount to a vote against the adoption of a lower special meeting threshold. In certain instances, shareholder proposals to lower an existing special meeting right threshold were excluded on the basis that they conflicted with management proposals seeking to ratify the existing special meeting rights.
The exclusion of these shareholder proposals can be problematic as, in these instances, shareholders are not offered any enhanced shareholder right, nor would the approval (or rejection) of the ratification proposal initiate any type of meaningful change to shareholders’ rights.
In instances where companies have excluded shareholder proposals, such as those instances where special meeting shareholder proposals are excluded as a result of “conflicting” management proposals, the Benchmark
Policy will take a case-by-case approach, taking into account the following issues:
•The threshold proposed by the shareholder resolution;
•The threshold proposed or established by management and the attendant rationale for the threshold;
•Whether management’s proposal is seeking to ratify an existing special meeting right or adopt a bylaw that would establish a special meeting right; and
•The company’s overall governance profile, including its overall responsiveness to and engagement with shareholders.
The Benchmark Policy generally favors a 10-15% special meeting right. Accordingly, it will generally recommend voting for management or shareholder proposals that fall within this range. When faced with conflicting proposals, the Benchmark Policy will generally recommend in favor of the lower special meeting right and will recommend voting against the proposal with the higher threshold.
However, in instances where there are conflicting management and shareholder proposals and a company has not established a special meeting right, the Benchmark Policy may recommend that shareholders vote in favor of the shareholder proposal and that they abstain from a management-proposed bylaw amendment seeking to establish a special meeting right. An abstention can ensure that shareholders are sending a clear signal regarding their preference for the appropriate threshold for a special meeting right, while not directly opposing the establishment of such a right.
In cases where the company excludes a shareholder proposal seeking a reduced special meeting right by means of ratifying a management proposal that is materially different from the shareholder proposal, the Benchmark
Policy will generally recommend voting against the chair or members of the governance committee. In other instances of conflicting management and shareholder proposals, the Benchmark Policy will consider the following:
•The nature of the underlying issue;
•The benefit to shareholders of implementing the proposal;
•The materiality of the differences between the terms of the shareholder proposal and management proposal;
•The context of a company’s shareholder base, corporate structure and other relevant circumstances;
and
45 Colleen Honigsberg, Robert Jackson. “Exxon’s Suit Against its Own Shareholders Threatens Valuable Bargaining.”
Promarket. July 16, 2024.

2026 Benchmark Policy Guidelines — United States	46
•A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.
In recent years, the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals have been dynamic. As of Fall 2025, these changes have accelerated as the SEC has announced a series of current and planned measures that may significantly change the number and type of shareholder proposals that come to a vote at U.S. companies.
While the impact of these changes and how investors respond to them is uncertain at this time, the Benchmark
Policy will generally approach these matters with the basic premise that shareholders should be afforded the opportunity to vote on matters of material importance. To be sure, the Benchmark Policy respects the limitations placed on shareholder proponents, as certain shareholder proposals can unduly burden companies or cross the line between the purview of shareholders and that of the board. It also recognizes that not all shareholder proposals serve the long-term interests of shareholders.
Nonetheless, the Benchmark Policy views the basic right of shareholders to file proposals as critical to the proper functioning of our system of corporate governance and in the best economic interest of all shareholders. A number of important corporate governance reforms, such as declassified boards and majority voting, would not have been achieved without shareholders' willingness and ability to submit proposals, for which they bear the costs and only realize a portion of the benefits. Empirical evidence has shown that even withdrawn shareholder proposals, such as those on executive compensation, can encourage beneficial corporate practices, thereby benefiting all shareholders.45
The SEC’s ongoing changes and their ramifications will be closely monitored as the 2026 proxy season in the
United States approaches. The Benchmark Policy may be updated prior to or during the 2026 proxy season should its approach to these matters change or regulatory developments warrant such an update.
46  “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20,
October 6, 2008.

2026 Benchmark Policy Guidelines — United States	47
Transparency and Integrity in Financial
Reporting
Auditor Ratification
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the
Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The
Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and those of the shareholders they serve. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”46
On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Auditor rotation can ensure both the independence of the auditor and the integrity of the audit. Accordingly, the Benchmark Policy will typically recommend that shareholders support proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.
On June 1, 2017, the PCAOB adopted new standards to enhance auditor reports by providing additional important information to investors. For companies with fiscal year end dates on or after December 15, 2017, reports were required to include the year in which the auditor began serving consecutively as the company’s auditor. For large accelerated filers with fiscal year ends of June 30, 2019 or later, and for all other companies with fiscal year ends of December 15, 2020 or later, communication of critical audit matters (CAMs) are also
47  An auditor does not audit interim financial statements. Thus, the Benchmark Policy generally will not oppose auditor ratification due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

2026 Benchmark Policy Guidelines — United States	48
required. CAMs are matters that have been communicated to the audit committee, are related to accounts or disclosures that are material to the financial statements, and involve especially challenging, subjective, or complex auditor judgment.
The additional reporting requirements are beneficial for investors as they can provide investors with information that is critical to making an informed judgment about an auditor’s independence and performance.
Furthermore, the additional requirements are an important step toward enhancing the relevance and usefulness of auditor reports, which too often are seen as boilerplate compliance documents that lack the relevant details to provide meaningful insight into a particular audit.
Voting Recommendations on Auditor Ratification
The Benchmark Policy will generally recommend support for a company’s choice of auditor, except when there are credible indications that the auditor’s independence or audit integrity may have been compromised. Where a board has not allowed shareholders to review and ratify an auditor, the Benchmark Policy will typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, the Benchmark Policy will typically recommend voting against the entire audit committee.
Reasons why the Benchmark Policy may not recommend ratification of an auditor include:
•When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
•Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.47
•When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
•When audit fees are excessively low, especially when compared with other companies in the same industry.
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in its financial statements.
•Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.
•Presence of other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
•In determining whether shareholders would benefit from rotating the company’s auditor, where relevant, the Benchmark Policy will consider factors that may call into question an auditor’s effectiveness, including auditor tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies. When considering ongoing litigation and significant controversies, the

2026 Benchmark Policy Guidelines — United States	49
Benchmark Policy is mindful that such matters may involve unadjudicated allegations and does not assume the truth of such allegations or that the law has been violated. Instead, the Benchmark Policy focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such lawsuits or other significant controversies reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Pension Accounting Issues
A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the context of executive-compensation and the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
In accordance with prevailing market practice, pension credits should generally not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income, as projected income from pensions does not truly reflect a company’s performance.

2026 Benchmark Policy Guidelines — United States	50
The Link Between Compensation and
Performance
The compensation awarded to senior executives is an important area in which the board's priorities are revealed. Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Market best practice indicates that the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.
Comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. The disclosure of performance metrics and goals is an important component in assessing executive compensation. Performance metrics must vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
It is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. Shareholders likely do not need nor would they benefit from detailed reports about individual management employees other than the most senior executives.
Advisory Vote on Executive Compensation
(Say-on-Pay)
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).
This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-U.S. countries and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against”
or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.
Given the complexity of most companies’ compensation programs, the Benchmark Policy applies a highly nuanced approach when analyzing advisory votes on executive compensation. Each company’s compensation is reviewed on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.
Companies should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

2026 Benchmark Policy Guidelines — United States	51
Where specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, the Benchmark Policy will typically recommend that shareholders support the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, additional scrutiny is applied and the Benchmark Policy may recommend a vote against the say-on-pay proposal.
Say-on-pay proposals are reviewed on both a qualitative and quantitative basis, with a focus on several main areas:
•The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;
•The implementation and effectiveness of the company’s executive compensation programs, including pay mix and use of performance metrics in determining pay levels;
•The quality and content of the company’s disclosure;
•The quantum paid to executives; and
•The link between compensation and performance, as indicated by the company’s current and past pay-
for-performance scores.
Significant changes or modifications are reviewed, including post fiscal year-end changes and one-time awards, particularly where the changes touch upon issues that are material to the alignment between pay and shareholder interests. Additionally, while generally rare in the U.S. market, beneficial features such as, but not limited to, post-vesting and/or post-retirement holding requirements may be viewed positively in the holistic analysis.
Say-on-Pay Voting Recommendations
There are many elements that may drive voting recommendations. Informed by market best practices and widespread investor sentiment, the following factors have been identified as particularly important in
Benchmark Policy voting recommendations:
•Evidence of a pattern of poor pay-for-performance practices (e.g., deficient or failing pay-for-
performance scores or a misalignment between incentive payouts and the shareholder experience),
•Unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.),
•Questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or
•Other egregious compensation practices.
The analysis of executive compensation programs is approached on a case-by-case basis.  All factors related to named executive officer compensation are reviewed, including quantitative analyses, structural features, the presence of effective best practice policies, disclosure quality and trajectory-related factors. Except for particularly egregious pay decisions and practices, no one factor would ordinarily lead to an unfavorable

2026 Benchmark Policy Guidelines — United States	52
recommendation under the Benchmark Policy without a review of the company’s rationale and/or the influence of such decisions or practices on other aspects of the pay program, most notably the company’s ability to align executive pay with performance and the shareholder experience.
Although not an exhaustive list, the following factors are generally viewed negatively under the Benchmark
Policy:
•Inappropriate or outsized self-selected peer groups and/or benchmarking issues such as compensation targets set well above the median without adequate justification;
•Egregious or excessive bonuses, equity awards, perquisites or severance payments, including golden handshakes and golden parachutes;
•Insufficient response to low shareholder support on prior say-on-pay and/or other related compensation proposals;
•Problematic contractual payments, such as guaranteed bonuses;
•Adjustments to performance results that lead to problematic pay outcomes;
•Insufficiently challenging performance targets and/or high potential payout opportunities;
•Performance targets that are lowered without justification;
•Discretionary bonuses paid when short- or long-term incentive plan targets were not met;
•High executive pay relative to peers that is not justified by outstanding company performance; and
•Inappropriate terms for the long-term incentive plans (please see “Long-Term Incentives” for more information).
The aforementioned issues influence the assessment of the structure of a company’s compensation program.
Structure is evaluated on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a  compensation program with little to no concerns and market-leading practices, a “Fair” rating represents a  compensation program with some concerns but general adherence to best practices and a “Poor” rating represents a compensation program that deviates significantly from best practice or contains one or more egregious compensation practices. However, it should be noted that this rating is independent of any qualitative assessment used in Glass Lewis’s proprietary pay-for-performance model.
It is important for companies to provide investors with clear and complete disclosure of all the significant terms of compensation arrangements. Similar to structure, disclosure is evaluated on a “Good, Fair, Poor” rating scale.
A “Good” rating represents a thorough discussion of all elements of compensation with rationale. A “Fair” rating represents an adequate discussion of all or most elements of compensation with rationale. A “Poor” rating represents an incomplete or absent discussion of compensation. In instances where a company has simply failed to provide sufficient disclosure of its policies, the Benchmark Policy may recommend that shareholders oppose this proposal solely on this basis, regardless of the appropriateness of compensation levels. Regulatory disclosure rules such as smaller reporting company disclosure standards may condone the omission of key executive compensation information. However, companies should provide sufficient information in the proxy statement to enable shareholders to vote in an informed manner.

2026 Benchmark Policy Guidelines — United States	53
In general, most companies will fall within the “Fair” range for both structure and disclosure, and the “Good”
and “Poor” ratings to highlight outliers.
Where egregious compensation practices are identified, shareholder opposition to the compensation committee may be recommended under the Benchmark Policy based on the practices or actions of its members during the year. Such practices may include approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices. (Refer to the section on "Compensation Committee
Performance" for more information.)
Company Responsiveness
When companies receive a significant level of shareholder opposition to a say-on-pay proposal, defined as when more than 20% of votes on the proposal are cast as “against” and/or “abstain”, it is considered best practice for the board to demonstrate a commensurate level of engagement and responsiveness to the concerns behind the disapproval, with a particular focus on responding to shareholder feedback. When assessing the level of opposition to say-on-pay proposals, the level of opposition among disinterested shareholders as an independent group may also be examined. While sweeping changes may not be made to a compensation program without due consideration, the Benchmark Policy is of the view that the compensation committee should demonstrate its responsiveness to significant opposition in its proxy statement. Although a majority of shareholders may still have voted in favor of the proposal, the average approval rate for say-on-pay proposals is typically above 90%, and support levels substantially below this level are outside of the norm. In general, market expectations regarding the minimum appropriate levels of responsiveness will correspond to the level of shareholder opposition, as expressed both through the magnitude of opposition in a single year, and whether shareholder disapproval continues over a sustained period.
Appropriate responses to significant opposition to compensation plans include engagement with shareholders, especially those that dissented to the proposal, to identify their concerns where possible, and, where reasonable, implementing changes and/or making commitments that directly address those concerns within the company’s compensation program. In cases where particularly egregious pay decisions caused a say-on-pay proposal to fail, any changes made that directly address structural concerns about the pay decision are considered. In the absence of any evidence in the disclosure that the board is actively engaging shareholders on these issues and responding accordingly, the Benchmark Policy may hold compensation committee members accountable for failing to adequately respond to shareholder opposition. Regarding such recommendations, careful consideration will be given to the level of shareholder opposition, the severity of the issue, and the company’s historical compensation practices.
Pay for Performance
An integral part of a well-structured compensation package is a successful link between pay and performance.
The Glass Lewis proprietary pay-for-performance model, which serves as the primary quantitative analysis, was developed to better evaluate the link between pay and performance. Generally, compensation and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context for clients to determine how well companies link executive compensation to relative performance. The methodology takes a scorecard-based approach in evaluating pay-and-performance alignment. Final alignment

2026 Benchmark Policy Guidelines — United States	54
scores are determined by the weighted sum of up to six tests, each with their own severity rating.  Overall scores and ratings range as follows:
•Severe Concern: 0 to 20 points
•High Concern: 21 to 40 points
•Medium Concern: 41 to 60 points
•Low Concern: 61 to 80 points
•Negligible Concern: 81 to 100 points
The individual tests are as follows:
•Granted CEO Pay vs. TSR
•Granted CEO Pay vs. Financial Performance
•CEO STI Payouts vs. TSR
•Total Granted NEO Pay vs. Financial Performance
•CEO Compensation-Actually-Paid (“CAP”) vs. TSR
•Qualitative Factors (Downward Modifier)
Separately, a specific comparison between the company’s executive pay levels and its peers’ executive pay levels may be discussed in the analysis for additional insight into the score. Likewise, a specific comparison between the company’s performance and its peers’ performance may be reflected in the analysis for further context.
Companies that demonstrate a weaker link (an overall rating of “Severe Concern” or “High Concern”) are more likely to receive a negative recommendation under the Benchmark Policy; however, other qualitative factors are considered in developing recommendations, as each company is reviewed on a case-by-case basis. These additional factors include, but are not limited to: (i) the overall incentive structure; (ii) the trajectory of the program and any disclosed future changes; (iii) the operational, economic and business context for the year in review; (iv) the relevance of selected performance metrics; and (v) reasonable long-term payout levels. These factors may provide sufficient rationale for the Benchmark Policy to recommend in favor of a proposal even if there is an identified disconnect between pay and performance.
In determining the peer groups used in Glass Lewis’s pay-for-performance scores, a proprietary methodology is utilized that considers both market and industry peers, along with each company’s self-disclosed peers and peers of those company-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. Since the peer group is based on an independent, proprietary technique, it will often differ from the one used by the company which, in turn, could affect the resulting analyses. While Glass
Lewis’s independent, rigorous methodology provides a valuable perspective on the company’s compensation program, the company’s self-selected peer group may also be presented in the Proxy Paper for comparative purposes and for supplemental analyses.

2026 Benchmark Policy Guidelines — United States	55
Short-Term Incentives
A short-term bonus or incentive (STI) should be demonstrably tied to performance. Whenever possible, a mix of corporate and individual performance measures is appropriate. Based on prevailing market practice, it is generally expected that performance measures for STI plans are based on company-wide or divisional financial measures as well as non-financial, qualitative or non-formulaic factors, such as those related to safety, environmental issues, and customer satisfaction, when such metrics are material to the company’s overall health. While companies operating in different sectors or markets may seek to utilize a wide range of metrics, these measures should be appropriately tied to a company’s business drivers.
The Benchmark Policy also looks for the disclosure of the threshold, target and maximum performance goals and corresponding payout levels that can be achieved under STI plans and expects stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders, as should any decrease in target and maximum performance goals from the previous year.
Disclosure of some measures or performance targets may include commercially confidential information.
Therefore, in some cases, it may be reasonable to exclude such information, as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies are generally expected to disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.
Where management has received significant short-term incentive payments but overall performance and/or the shareholder experience over the measurement year prima facie appears to be poor or negative, the Benchmark
Policy looks to companies to provide a clear explanation of why these significant short-term payments were made. Also, it is generally expected that any significant changes to the program structure should be accompanied by rationalizing disclosure. Further, where a company has applied upward discretion, which includes lowering goals mid-year, increasing calculated payouts or retroactively pro-rating performance periods, a robust discussion of why the decision was necessary is warranted.
Adjustments to GAAP figures may be considered in assessing the effectiveness of the incentive at tying executive pay with performance. Where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statements should be provided. Moreover, in circumstances where significant adjustments were applied to performance results, thorough, detailed discussion of adjustments akin to a GAAP-to-non-GAAP reconciliation and their impact on payouts within the proxy statement could be warranted. The absence of such enhanced disclosure for significant adjustments will impact the assessment of the quality of disclosure and, in turn, may play a role in the Benchmark Policy’s recommendation on a company’s the advisory vote on executive compensation.
The Benchmark Policy recognizes the importance of the compensation committee’s prudent and responsible exercise of discretion over incentive pay outcomes to account for significant, material events that would otherwise be excluded from performance results of selected metrics of incentive programs. For instance, litigation settlement charges are typically removed from non-GAAP results before the determination of formulaic incentive payouts, or health and safety failures may not be reflected in performance results where companies do not expressly include health and safety metrics in incentive plans. Such events may nevertheless be consequential to corporate performance results, impact the shareholder experience, and, in some cases, present financially material risks. Conversely, certain events may adversely impact formulaic payout results despite being outside executives' control. The Benchmark Policy looks to companies to provide thorough

2026 Benchmark Policy Guidelines — United States	56
discussion of how such events were considered in the committee’s decisions to exercise discretion over incentive payouts.
The use of a non-formulaic plan, alone, does not generally result in a recommendation against a pay program under the Benchmark Policy. If a company has chosen to rely primarily on a subjective assessment or the board’s discretion in determining short-term bonuses, a meaningful discussion of the board’s rationale in determining the bonuses paid as well as a rationale for the use of a non-formulaic mechanism is reviewed within the proxy statement. Particularly where the aforementioned disclosures are substantial and satisfactory, such a structure will not provoke serious concern in the analysis on its own. However, in conjunction with other significant issues in a program’s design or operation, such as a disconnect between pay and performance, the absence of a cap on payouts, or a lack of performance-based long-term awards, the use of a non-formulaic bonus may contribute to a negative recommendation under the Benchmark Policy.
Long-Term Incentives
Equity-based incentive programs, which are often the primary long-term incentive (LTI) for executives, are generally the most significant portion of the overall compensation program. When used appropriately, these programs can provide a vehicle for linking an executive’s pay to company performance, thereby aligning an executive’s interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.
There are certain elements that are common to most well-structured LTI plans. These include:
•No re-testing or lowering of performance conditions;
•Performance metrics that cannot be easily manipulated by management;
•Two or more performance metrics;
•At least one relative performance metric that compares the company’s performance to a relevant peer group or index;
•Vesting and/or performance periods of at least three years;
•Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking;
•Reasonable individual award limits;
•Equity granting practices that are clearly disclosed; and
•Additional post-vesting holding periods to encourage long-term executive share ownership.
In evaluating long-term incentive grants, prevailing market practice generally indicates that at least half of the grant should consist of performance-based awards, putting a material portion of executive compensation at-risk and that the award should be demonstrably linked to the performance of the company. While LTI program structures that do not meet this criterion are noted, such concerns are unlikely to result in negative recommendations under the Benchmark Policy in the absence of other significant issues with program design or operation. Changes to program structure which result in significant reductions or elimination of performance-
based vesting conditions will be assessed on a case-by-case basis. Given the resultant reduction in rigor, if

2026 Benchmark Policy Guidelines — United States	57
changes are not paired with meaningful revisions to other aspects of the program, such as pay quantum and vesting periods, and/or lack a cogent rationale, they are likely to be viewed negatively by many investors.
As with the short-term incentive, many investors recognize the importance of the compensation committee’s judicious and responsible exercise of discretion over incentive pay outcomes to account for significant events that would otherwise be excluded from performance results of selected metrics of incentive programs.
Companies should provide thorough discussion of how such events were considered in the committee’s decisions to exercise discretion or refrain from applying discretion over incentive pay outcomes. Furthermore, considerations related to the use of non-GAAP metrics under the STI plan similarly apply to the long-term incentive program.
Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, to the key value drivers of the company’s business. As with the short-
term incentive plans, the basis for any adjustments to metrics or results should be clearly explained, as should the company’s judgment on the use of discretion and any significant changes to the performance program structure.
While the Benchmark Policy recognizes the inherent complexity of certain performance metrics, measuring a company’s performance with multiple metrics can provide a more complete picture of the company’s performance than a single metric. Further, reliance on just one metric may focus too much management attention on a single target and is, therefore, more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed, as should the rationale for the selection of a specific index or peer group. Internal performance benchmarks should also be disclosed, unless a reasonable case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.
When evaluating potential changes to LTI plans and determining the impact of additional stock awards, the
Benchmark Policy will evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance. Within this context, the pay-for-
performance analyses for the company (see above for more information) and specifically the proportion of total compensation that is stock-based is also reviewed.
Grants of Front-Loaded Awards
Many U.S. companies have chosen to provide large grants, usually in the form of equity awards, that are intended to serve as compensation for multiple years. This practice, often called front-loading, is taken up either in the regular course of business or as a response to specific business conditions and with a predetermined objective. The so-called “mega-grant” (an outsized award to one individual sometimes valued at over $100 million) is sometimes, but not always, provided as a front-loaded award. The Benchmark Policy is generally wary of this granting approach, and, accordingly, may weigh these grants with particular scrutiny.
While the use of front-loaded awards is intended to lock in executive service and incentives, the same rigidity also raises the risk of effectively tying the hands of the compensation committee. As compared with a more responsive annual granting schedule program, front-loaded awards may preclude improvements or changes that reflect evolving business strategies or to respond to other unforeseen factors. Additionally, if structured poorly, early vesting of such awards may reduce or eliminate the retentive power at great cost to shareholders. The considerable emphasis on a single grant can place intense pressure on every facet of its design, amplifying any potential perverse incentives and creating greater room for unintended consequences. In particular, provisions

2026 Benchmark Policy Guidelines — United States	58
around changes of control or separations of service must ensure that executives do not receive excessive payouts that do not reflect shareholder experience or company performance.
A company’s rationale for granting awards under this structure is considered in the analysis, and market expectations are such that any front-loaded awards also include a firm commitment not to grant additional awards for a defined period, as is commonly associated with this practice. Even when such a commitment is provided, unexpected circumstances may lead the board to make additional payments or awards for retention purposes, or to incentivize management towards more realistic goals or a revised strategy. Many investors take a negative view if a company breaks its commitment not to grant further awards, particularly if a convincing rationale is not provided. The multi-year nature of these awards generally lends itself to significantly higher compensation figures in the year of grant than might otherwise be expected. In the qualitative analysis of the grants of front-loaded awards to executives, the Benchmark Policy will consider the quantum of the award on an annualized basis and it may be compared to prior practice and peer data, among other benchmarks.
Additionally, for awards that are granted in the form of equity, the total potential dilutive effect of such award on shareholders is considered.
In situations where the front-loaded award was meant to cover a certain portion of the regular long-term incentive grant for each year during the covered period, analysis of the value of the remaining portion of the regular long-term incentives granted during the period covered by the award will account for the annualized value of the front-loaded portion. Further, the general expectation is that no supplemental grant is awarded during the vesting period of the front-loaded portion.
Linking Executive Pay to Environmental and Social Criteria
Explicit environmental and/or social (E&S) criteria in executive incentive plans, when used appropriately, can serve to provide both executives and shareholders a clear line of sight into a company’s ESG strategy, ambitions, and targets. The inclusion of E&S metrics in compensation programs should be predicated on each company’s unique circumstances. In order to establish a meaningful link between pay and performance, companies must consider factors including their industry, size, risk profile, maturity, performance, financial condition, and any other relevant internal or external factors.
When a company is introducing E&S criteria into executive incentive plans, it is important that shareholders are provided with sufficient disclosure to allow them to understand how these criteria align with the company’s strategies. Additionally, there may be situations where certain E&S performance criteria are reasonably viewed as prerequisites for executive performance, as opposed to behaviors and conditions that need to be incentivized, such as the use of metrics that award executives for ethical behavior or compliance with policies and regulations. Companies should generally provide shareholders with disclosures that clearly lay out the rationale for selecting specific E&S metrics, the target-setting process, and corresponding payout opportunities.
Particularly in the case of qualitative metrics, shareholders should be provided with a clear understanding of the basis on which the criteria will be assessed. Where quantitative targets have been set, shareholders are best served when these are disclosed on an ex-ante basis, or the board should outline why it believes it is unable to do so.
The Benchmark Policy is mindful that not all compensation schemes lend themselves to the inclusion of E&S metrics and is of the view that companies should retain flexibility in not only choosing to incorporate E&S metrics in their compensation plans, but also in the placement of these metrics. For example, some companies may determine that including E&S criteria in the annual bonus may help to incentivize the achievement of short-

2026 Benchmark Policy Guidelines — United States	59
term milestones and allow for more maneuverability in strategic adjustments to long-term goals. Other companies may determine that their long-term sustainability targets are best achieved by incentivizing executives through metrics included in their long-term incentive plans.
One-Time Awards
Shareholders have shown a general wariness of awards granted outside of the standard incentive schemes, as such awards have the potential to undermine the integrity of a company’s regular incentive plans and/or the link between pay and performance. If the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.
However, the Benchmark Policy reviews grants of supplemental awards on a case-by-case and company-by-
company basis to give adequate consideration for unique circumstances. Companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation and a discussion of how the quantum of the award and its structure were determined. Further, such awards should be tied to future service and performance whenever possible.
Additionally, the Benchmark Policy looks to companies making supplemental or one-time awards to describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices are evaluated, as well as the current operating environment.
Contractual Payments and Arrangements
Beyond the quantum of contractual payments, the design of any entitlement is considered. Certain executive employment terms that may help to drive a negative recommendation under the Benchmark Policy, include, but are not limited to:
•Excessively broad change in control triggers;
•Inappropriate severance entitlements;
•Inadequately explained or excessive sign-on arrangements;
•Guaranteed bonuses (especially as a multiyear occurrence); and
•Failure to address any concerning practices in amended employment agreements.
In general, shareholders are wary of terms that are excessively restrictive in favor of the executive, or that could potentially incentivize behaviors that are not in a company’s best interest.
Sign-on Awards and Severance Benefits
There may be certain costs associated with transitions at the executive level. In evaluating the size of severance and sign-on arrangements, the Benchmark Policy considers the executive’s regular target compensation level, or the sums paid to other executives (including the recipient’s predecessor, where applicable).

2026 Benchmark Policy Guidelines — United States	60
Sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts were reached. Further, the details of and basis for any “make-
whole” payments (paid as compensation for awards forfeited from a previous employer) should be provided.
With respect to severance, companies should abide by predetermined payouts in most circumstances. While in limited circumstances some deviations may not be inappropriate, shareholders should be provided with a meaningful explanation of any additional or increased benefits agreed upon outside of regular arrangements.
However, where such predetermined payouts are considered particularly problematic or unfavorable to shareholders, the execution of such payments may result in a negative recommendation under the Benchmark
Policy for the advisory vote on executive compensation.
In the U.S. market, most companies maintain severance entitlements based on a multiple of salary and, in many cases, bonus. Prevailing market practice indicates that a multiple of three or less is reasonable, even in the case of a change in control. The basis and total value of severance should be reasonable and should not exceed the upper limit of general market practice. The inclusion of long-term incentives in cash severance calculations is generally considered inappropriate, particularly given the commonality of accelerated vesting of outstanding long-term incentives and the proportional weight of long-term incentives as a component of total pay. However, the Benchmark Policy will account for additional considerations when reviewing atypically structured compensation approaches.
Change in Control
Double-trigger change in control arrangements, which require both a change in control and termination or constructive termination, are widely regarded as best practice. Any arrangement that is not explicitly double-
trigger may be considered a single-trigger or modified single-trigger arrangement. Companies that allow for committee discretion over the treatment of unvested awards should commit to providing clear rationale for the committee’s ultimate decision as to how such awards will be treated in the event a change in control occurs.
Further, excessively broad definitions of change in control are potentially problematic as they may lead to situations where executives receive additional compensation where no meaningful change in status or duties has occurred.
Excise Tax Gross-ups
Among other entitlements, many investors are strongly opposed to excise tax gross-ups related to IRC § 4999 and their expansion, especially where no consideration is given to the safe harbor limit. The inclusion of excise tax gross-up provisions in new agreements or the addition of such provisions to amended agreements is not acceptable under normal circumstances. In consideration of the fact that minor increases in change-in-control payments can lead to disproportionately large excise taxes, the potential negative impact of tax gross-ups could far outweigh any retentive benefit.
Depending on the circumstances, the addition of new gross-ups around this excise tax may lead the Benchmark
Policy to recommend against a company’s say-on-pay proposal, the chair of the compensation committee, or the entire committee, particularly in cases where a company had previously committed not to provide any such entitlements. For situations in which the addition of new excise tax gross-ups will be provided in connection with a specific change-in-control transaction, this policy may be applied to the say-on-pay proposal, the golden

2026 Benchmark Policy Guidelines — United States	61
parachute proposal and recommendations related to the compensation committee for all involved corporate parties, as appropriate.
Amended Employment Agreements
The Benchmark Policy may view any contractual arrangements providing for problematic pay practices that are not addressed in materially amended employment agreements as a missed opportunity on the part of the company to align its policies with current best practices. Such problematic pay practices include, but are not limited to, excessive change in control entitlements, modified single-trigger change in control entitlements, excise tax gross-ups, and multi-year guaranteed awards.
Recoupment Provisions (Clawbacks)
On October 26, 2022, the SEC adopted Rule 10D-1 under the Securities Exchange Act of 1934. The rule mandates national securities exchanges and associations to promulgate new listing standards requiring companies to maintain recoupment policies (“clawback provisions”). The final clawback listing standards were approved by the
SEC, effective October 2, 2023, and required listed companies to adopt a compliant policy by December 1,  2023.
Clawback provisions play an important role in mitigating excessive risk-taking that may be encouraged by poorly structured variable incentive programs. Current listing standards require recoupment of erroneously awarded payouts to current and former executive officers in the event of an accounting restatement or correction to previous financial statements that is material to the current period, regardless of fault or misconduct.
Excessive risk-taking that can materially and adversely impact shareholders may not necessarily result in such restatements. As such, clawback policies should allow recovery from current and former executive officers in the event of a restatement of financial results or similar revision of performance indicators upon which the awards were based. Additionally, recoupment policies should provide companies with the ability to claw back variable incentive payments (whether time-based or performance-based) when there is  evidence of problematic decisions or actions, such as material misconduct, a material reputational failure, material risk management failure, or a material operational failure, the consequences of which have not already been reflected in incentive payments and where recovery is warranted.
In situations where the company ultimately determines not to follow through with recovery, the Benchmark
Policy will determine the appropriateness of such determination on a case-by-case basis. In particular, it will carefully evaluate whether the company has provided a thorough, detailed discussion of the company's decision to not pursue recoupment and, if applicable, how the company has otherwise rectified the disconnect between executive pay outcomes and negative impacts of their actions on the company and the shareholder experience.
The absence of such enhanced disclosure may impact the assessment of the quality of disclosure and, in turn, may play a role in the overall Benchmark Policy recommendation for the advisory vote on executive compensation. The clawback policy should provide recoupment authority regardless of whether the employment of the executive officer was terminated with or without cause.
Hedging of Stock
The hedging of shares of the companies where executives are employed can sever the alignment of interests of the executive with shareholders. In line with market best practice, companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their share ownership in the company.

2026 Benchmark Policy Guidelines — United States	62
Pledging of Stock
Shareholders should examine the facts and circumstances of each company, rather than apply a one-size-fits-all policy regarding employee stock pledging. Shareholders benefit when employees, particularly senior executives, have meaningful financial interest in the success of the company under their management. As such, there can be benefits to measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.
However, depending on a host of factors, the pledging of shares can present a risk that an executive with a significant number of pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long term. Concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, the issue of pledging shares should be reviewed in that context, as should policies that distinguish between the two groups.
The benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, the Benchmark Policy may consider all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:
•The number of shares pledged;
•The percentage executives’ pledged shares are of outstanding shares;
•The percentage executives’ pledged shares are of each executive’s shares and total assets;
•Whether the pledged shares were purchased by the employee or granted by the company;
•Whether there are different policies for purchased and granted shares;
•Whether the granted shares are time-based or performance-based;
•The overall governance profile of the company;
•The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);
•The nature and cyclicality, if applicable, of the company’s industry;
•The participation and eligibility of executives and employees in pledging;
•The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and
•Disclosure of the extent of any pledging, particularly among senior executives.
Executive Ownership Guidelines
The alignment between shareholder interests and those of executives helps to ensure that executives are acting in the best long-term interests of disinterested shareholders. Companies should facilitate this relationship through the adoption and enforcement of meaningful minimum executive share ownership requirements. They

2026 Benchmark Policy Guidelines — United States	63
should clearly disclose their executive ownership requirements in their CD&A, as well as how the various types of outstanding equity awards are counted or excluded from the ownership level calculation.
In determining whether executives have met the requirements or not, the inclusion of unearned performance-
based full value awards and/or unexercised stock options without cogent rationale may be viewed as problematic. While the inclusion of unearned performance-based equity in the ownership determination renders executive share ownership policies somewhat less effective, performance-based equity compensation still can play an important role in the separate issue of aligning executive pay with performance.
Compensation Consultant Independence
As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. According to the SEC, “no one factor should be viewed as a determinative factor.” This six-factor assessment is an important process for every compensation committee to undertake but companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points, in order to allow shareholders to review the specific aspects of the various consultant relationships.
Compensation consultants are engaged to provide objective, disinterested, and expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Benchmark Policy may note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceed those paid for compensation consulting.
CEO Pay Ratio
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers are required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. The pay ratio is displayed as a data point in Proxy Papers, as available. While the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it is not a determinative factor in the
Benchmark Policy’s voting recommendations. However, the underlying data may help shareholders evaluate the rationale for certain executive pay decisions such as increases in fixed pay levels.
Frequency of Say-on-Pay
The Dodd-Frank Act requires companies to allow shareholders a non-binding vote on the frequency of say-
on-pay votes (i.e., every one, two or three years). Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.
The submission of say-on-pay votes to shareholders every year is widely regarded as market best practice. The time and financial burdens to a company regarding an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a

2026 Benchmark Policy Guidelines — United States	64
company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, the Benchmark Policy will generally recommend that shareholders support annual votes on compensation.
Vote on Golden Parachute Arrangements
The Dodd-Frank Act requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions.
However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.
The narrative and tabular disclosure of golden parachute arrangements benefits shareholders. The Benchmark
Policy analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double). In cases where new problematic features, such as excise tax gross-up obligations or new and excessive  single-trigger entitlements, are introduced in a golden parachute proposal, such features may contribute to a negative recommendation under the Benchmark Policy. This does not only apply to the golden parachute proposal under review, but may also apply to the next say-on-pay proposal or the reelection of members of the compensation committee of any involved corporate parties.
Equity-Based Compensation Proposals
Equity compensation awards, when not abused, can be useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Equity-based compensation plans are critical components of a company’s overall compensation program, and the Benchmark Policy assesses such plans accordingly based on both quantitative and qualitative factors.
Quantitative analyses assess the plan’s cost and the company’s pace of granting utilizing a number of different tests, comparing the program with absolute limits that are key to equity value creation and with a carefully chosen peer group. In general, the analysis seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) are weighted and the plan is scored in accordance with that weight.
The program’s expected annual expense is compared with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. The plan’s expected annual cost is also compared to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization).
Finally, relative comparisons with averages are not relied on exclusively because, in addition to creeping averages serving to inflate compensation, some absolute limits are warranted.

2026 Benchmark Policy Guidelines — United States	65
Qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions are also considered in the
Benchmark Policy evaluation of equity plans. The choice and use of, and difficulty in meeting, the awards’
performance metrics and targets, if any, are closely reviewed. Significant changes to the terms of a plan should be clearly indicated explained for shareholders. Other factors, such as a company’s size and operating environment, may also be relevant in assessing the severity of concerns or the benefits of certain changes.
Finally, a company’s executive compensation practices in certain situations may be considered as applicable.
The Benchmark Policy evaluates equity plans based on certain overarching principles:
•Companies should seek more shares only when needed;
•Requested share amounts or share reserves should be conservative in size so that companies must seek shareholder approval every three to four years (or more frequently);
•If a plan is relatively expensive, it should not grant options solely to senior executives and board members;
•Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;
•Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;
•The expected annual cost of the plan should be proportional to the business’s value;
•The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;
•Plans should not permit repricing of stock options without shareholder approval;
•Plans should not contain excessively liberal administrative or payment terms;
•Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;
•Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and
•Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Meanwhile, for individual equity award proposals where the recipient of the proposed grant is also a large shareholder of the company whose vote can materially affect the passage of the proposal, the company should strongly consider the level of approval from disinterested shareholders before proceeding with the proposed grant. Potential conflicts of interests are noted when vote outcomes can be heavily influenced by the recipient of the grant. A required abstention vote or non-vote from the recipient for an equity award proposal in these situations can help to avoid such conflicts and reflects broad investor sentiment. This favorable feature will be weighed alongside the structure, disclosure, dilution, provided rationale, and other provisions related to the individual award to assess the award’s alignment with long-term shareholder interests.

2026 Benchmark Policy Guidelines — United States	66
Option Exchanges and Repricing
The Benchmark Policy generally opposes the repricing of employee and director options regardless of how it is accomplished. Employees should have some downside risk in their equity-based compensation program and repricing eliminates any such risk. As shareholders have substantial risk in owning stock, the equity compensation of employees and directors should be similarly situated to align their interests with those of shareholders. This will facilitate appropriate risk- and opportunity-taking for the company by employees.
Option grantees who believe they will be “rescued” from underwater options may be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.
There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In viewing the company’s stock decline as part of a larger trend, it is generally expected that the impact approximately reflects the market or industry price decline in terms of timing and magnitude. In this circumstance, it is fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a scenario, the Benchmark Policy may recommend support for a repricing or option exchange program only if sufficient conditions are met.
The following features are viewed positively when assessing a repricing or exchange proposal:
•Officers and board members are not able to participate in the program; and
•The exchange is value-neutral or value-creative to shareholders using very conservative assumptions.
In evaluating the appropriateness of the program design, the Benchmark Policy considers the inclusion of the following features:
•The vesting requirements on exchanged or repriced options are extended beyond one year;
•Shares reserved for options that are reacquired in an option exchange will permanently retire (i.e., will not be available for future grants) so as to prevent additional shareholder dilution in the future; and
•Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Option Backdating, Spring-Loading and Bullet-Dodging
Option backdating, and the related practices of spring-loading and bullet-dodging, are generally viewed as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to repricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.
48 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” (2006).

2026 Benchmark Policy Guidelines — United States	67
Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. In past studies, over 270 companies were identified which have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly, whereas bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.48
Where a company granted backdated options to an executive who is also a director, the Benchmark Policy may recommend voting against that individual, regardless of who decided to make the award. In addition, it may recommend voting against those directors who either approved or allowed backdating. Executives and directors who either benefited from backdated options or authorized the practice have failed to act in the best interests of shareholders.
Given the severe tax and legal liabilities to the company from backdating, the Benchmark Policy will consider recommending shareholders oppose members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist, and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, the Benchmark Policy will consider recommending against members of the compensation committee where there has been a pattern of granting options at or near historic lows. In those instances, the Benchmark Policy will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
Director Compensation Plans
Non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and

2026 Benchmark Policy Guidelines — United States	68
potentially compromise the objectivity and independence of non-employee directors. The Benchmark Policy will consider supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design, equity grants to directors should not be performance-based. Where an equity plan exclusively or primarily covers non-employee directors as participants, the plan should not provide for performance-based awards in any capacity.
When non-employee director equity grants are covered by the same equity plan that applies to a company’s broader employee base, Glass Lewis’ propriety equity model may be used, alongside analyst review, to guide the
Benchmark Policy’s voting recommendations. If such a plan broadly allows for performance-based awards to directors or explicitly provides for such grants, the Benchmark Policy may recommend against the overall plan on this basis, particularly if the company has granted performance-based awards to directors in past.
Employee Stock Purchase Plans
Employee stock purchase plans (ESPPs) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. ESPPs are evaluated by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, the Benchmark
Policy will generally support these plans given the regulatory purchase limit of $25,000 per employee per year.
The number of shares requested for an ESPP will also be assessed to see if it significantly contributes to overall shareholder dilution or result in shareholders not having a chance to approve the program for an excessive period of time. The Benchmark Policy will generally recommend against ESPPs that contain “evergreen”
provisions that automatically increase the number of shares available under the ESPP each year.
Executive Compensation Tax Deductibility — Amendment to
IRC 162(M)
The “Tax Cut and Jobs Act” of 2017 had significant implications for Section 162(m) of the Internal Revenue Code,
a provision that allowed companies to deduct compensation in excess of $1 million for the CEO and the next three  most highly compensated executive officers, excluding the CFO, if the compensation is performance-
based and is paid under shareholder-approved plans. Amendments to equity plans and changes to compensation programs in response to the elimination of tax deductions under 162(m) are generally not problematic. This specifically holds true if such modifications contribute to the maintenance of a sound performance-based compensation program.
As grandfathered contracts may continue to be eligible for tax deductions under the transition rule for Section
162(m), companies may therefore submit incentive plans for shareholder approval to take advantage of the tax deductibility afforded under 162(m) for certain types of compensation.
Best practice for companies is to provide robust disclosure to shareholders so that they can make fully informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, disclosure should include specific performance metrics, a maximum award pool, and a maximum award

2026 Benchmark Policy Guidelines — United States	69
amount per employee. It is also important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
The Benchmark Policy typically recommends voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using Glass Lewis’s proprietary pay-for performance model) also plays a role in recommendations. Where a company has a record of setting reasonable pay relative to business performance, the Benchmark Policy generally recommends voting in favor of a plan even if the plan caps seem large relative to peers, because there may be value in special pay arrangements for continued exceptional performance.
Overall, the Benchmark Policy is of the view that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit, since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

2026 Benchmark Policy Guidelines — United States	70
Governance Structure and the Shareholder
Franchise
Amendments to the Certificate of Incorporation and/or
Bylaws
The Benchmark Policy evaluates proposed amendments to a company's certificate of incorporation and/or bylaws on a case-by-case basis. In general, it will recommend voting for amendments that are unlikely to have a material negative impact on shareholders' interests. Accordingly, the Benchmark Policy generally recommends voting for proposed technical amendments to a company’s certificate of incorporation and/or bylaws, such as editorial amendments or the necessary reflection of changes to corporate law.
The Benchmark Policy is strongly opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In such cases, each proposed change will be analyzed on an individual basis, and the Benchmark Policy will recommend voting for the proposal only when, on balance, the amendments are in the best interests of shareholders. Material concerns with a single proposed amendment may lead to a recommendation that shareholders oppose all proposed amendments where these are bundled into a single proposal.
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Many investors view poison pill plans unfavorably. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can, thus, prevent shareholders from receiving a buy-out premium for their stock. The Benchmark Policy typically recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
Generally, boards should be given wide latitude in directing company activities and in charting a company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on, and relation to, shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice in this matter is the only way to safeguard their interests.
In certain circumstances, the Benchmark Policy will support a poison pill plan that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a plan that contains a reasonable qualifying offer clause. The Benchmark Policy will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:
49  Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

2026 Benchmark Policy Guidelines — United States	71
•The form of offer is not required to be an all-cash transaction;
•The offer is not required to remain open for more than 90 business days;
•The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;
•There is no fairness opinion requirement; and
•There is a low to no premium requirement.
Where these requirements are met, it is generally accepted that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
The Benchmark Policy may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”49 In this case, a company may adopt or amend a poison pill (NOL pill) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common
15% or 20% thresholds, with some NOL pill triggers as low as 5%.
In many cases, companies will propose the adoption of bylaw amendments that specifically restrict certain share transfers, in addition to proposing the adoption of a NOL pill. In general, if the Benchmark Policy supports the terms of a particular NOL pill, it will generally support the additional protective amendment in the absence of significant concerns with the specific terms of that proposal.
As with traditional poison pills, NOL pills may deter shareholders from accumulating a position and submitting buyout offers, and potentially serve as entrenchment mechanisms. Certain features, such as low thresholds combined with acting in concert provisions, among other concerning terms, may disempower shareholders and insulate the board and management. When acting in concert provisions are present within the terms of a NOL pill, concerns may be raised as to the true objective of the pill.
Acting in concert provisions broaden the definition of beneficial ownership to prohibit parallel conduct. Parallel conduct includes instances when multiple shareholders who are party to a formal or informal agreement collaborate to influence the board and management of a company. These provisions aggregate the ownership of such shareholders towards the NOL pill’s triggering threshold. Acting in concert provisions broadly limit the voice of shareholders and may diminish their ability to engage in a productive dialogue with the company and with other shareholders. When a board adopts defensive measures without engaging with shareholders, the
Benchmark Policy generally raises concerns regarding the board’s decisions and the overall governance of the company.
As such, NOL pills are evaluated on a strictly case-by-case basis, taking into consideration, among other factors:
(i) the value of the NOLs to the company; (ii) the likelihood of a change of ownership based on the size of the holdings and the nature of the larger shareholders; (iii) the trigger threshold; (iv) the duration of the plan (i.e.,

2026 Benchmark Policy Guidelines — United States	72
whether it contains a reasonable “sunset” provision, generally one year or less);  (v) the inclusion of an acting in concert provision; (vi) whether the pill is implemented following the filing of a Schedule 13D by a shareholder or there is evidence of hostile activity or shareholder activism; and (vii) if the pill is subject to periodic board review and/or shareholder ratification.
Shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, the Benchmark Policy may recommend voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholders when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of these shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an
“interested shareholder” by 51% of the voting stock of the company, excluding the shares held by an interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than they paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition, which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, the independent directors of the board cannot make exceptions even when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders, such as Section 203 of the Delaware Corporations Code, it is generally accepted that it is in the best interests of shareholders to remove fair price provisions.
Control Share Statutes
Certain states, including Delaware, have adopted control share acquisition statutes as an anti-takeover defense for certain closed-end investment companies and business development companies. Control share statutes may prevent changes in control by limiting voting rights of a person that acquires the ownership of “control shares.”
Control shares are shares of stock equal to or exceeding specified percentages of company voting power, and a control share statute prevents shares in excess of the specified percentage from being voted, unless: (i) the

2026 Benchmark Policy Guidelines — United States	73
board approves them to be voted; or (ii) the holder of the “control shares” receives approval from a supermajority of “non-interested” shareholders.
Depending on the state of incorporation, companies may automatically rely on control share statutes unless the fund’s board of trustees eliminates the application of the control share statute for any or all fund share acquisitions, through adoption of a provision in the fund's governing instrument or by fund board action alone.
In certain other states, companies must adopt control share statutes.
Many investors view the adoption of control share statues as a problematic governance practice that disenfranchises shareholders by reducing their voting power to a level less than their economic interest and that effectively function as an anti-takeover device. Market expectations are such that all shareholders should have an opportunity to vote all of their shares. Moreover, anti-takeover measures may prevent shareholders from receiving a buy-out premium for their stock.
As such, the Benchmark Policy will generally recommend voting for proposals to opt out of control share acquisition statutes, unless doing so would allow the completion of a takeover that is not in the best interests of shareholders; and against proposals to amend the charter to include control share acquisition provisions.
Further, in cases where a closed-end fund or business development company has received a public buyout offer and has relied on a control share statute as a defense mechanism in the prior year, the Benchmark Policy will generally recommend shareholders vote against the chair of the nominating and governance committee, absent a compelling rationale as to why a rejected acquisition was not in the best interests of shareholders.
Quorum Requirements
A company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders are represented in person or by proxy, but low enough that the company can transact necessary business. Companies in the U.S. are generally subject to quorum requirements under the laws of their specific state of incorporation. Additionally, those companies listed on the NASDAQ Stock Market are required to specify a quorum in their bylaws, provided however that such quorum may not be less than one-third of outstanding shares. Prior to 2013, the New York Stock Exchange required a quorum of 50% for listed companies, although this requirement was dropped in recognition of individual state requirements and potential confusion for issuers. Delaware, for example, requires companies to provide for a quorum of no less than one-third of outstanding shares; otherwise, such quorum shall default to a majority.
Generally, a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement the Benchmark Policy will consider supporting a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, the specific facts and circumstances of the company, such as size and shareholder base, will also be considered.
Director and Officer Indemnification
While directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, many investors take the

2026 Benchmark Policy Guidelines — United States	74
view that it is appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable.
Officer Exculpation
In August 2022, the Delaware General Assembly amended Section 102(b)(7) of the Delaware General
Corporation Law (DGCL) to authorize corporations to adopt a provision in their certificate of incorporation to eliminate or limit monetary liability of certain corporate officers for breach of fiduciary duty of care. Previously, the DGCL allowed only exculpation of corporate directors from breach of fiduciary duty of care claims if the corporation’s certificate of incorporation includes an exculpation provision.
The amendment authorizes corporations to provide for exculpation of the following officers: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer, (ii) “named executive officers” identified in the corporation’s SEC filings, and (iii) individuals who have agreed to be identified as officers of the corporation.
Corporate exculpation provisions under the DGCL only apply to claims for breach of the duty of care, and not to breaches of the duty of loyalty. Exculpation provisions also do not apply to acts or omissions not in good faith or that involve intentional misconduct, knowing violations of the law, or transactions involving the receipt of any improper personal benefits. Furthermore, officers may not be exculpated from claims brought against them by, or in the right of, the corporation (i.e., derivative actions).
Under Section 102(b)(7), a corporation must affirmatively elect to include an exculpation provision in its certificate of incorporation. The Benchmark Policy closely evaluates proposals to adopt officer exculpation provisions on a case-by-case basis. It will generally recommend voting against such proposals eliminating monetary liability for breaches of the duty of care for certain corporate officers, unless compelling rationale for the adoption is provided by the board, and the provisions are reasonable.
Reincorporation
The Benchmark Policy is generally of the view that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. However, all proposals to reincorporate to a different state or country are reviewed on a case-by-case basis. This review includes the changes in corporate governance provisions, especially those relating to shareholder rights, material differences in corporate statutes and legal precedents, and relevant financial benefits, among other factors, resulting from the change in domicile.
Reincorporation proposals are closely examined for their impact on shareholder rights arising from a change in domicile and governing law, including the following:
•Will shareholders gain/retain certain rights (i.e. the right to call special meetings, the right to act by written consent, the ability to remove directors)?
•Does the proposed new jurisdiction allow for director and officer exculpation and/or exclusive forum provisions?
•What are the fiduciary duties (if any) of directors, officers, and majority shareholders under the new jurisdiction’s statutes?
•What are the material differences in corporate statutes, case law, and judicial systems?
•Is the company proposing to reincorporate to a jurisdiction considered to be a “tax haven”?
50 In cases where a controlled company is seeking to change its domicile, the Benchmark policy will closely evaluate how the independent members of the board came to its recommendation, if the controlling shareholder had any ability to influence the board, and if the proposal is also put to a vote of disinterested shareholders.

2026 Benchmark Policy Guidelines — United States	75
In addition, when examining a proposal to reincorporate, the overall governance of the company will also be considered, including, but not limited to, the following:
•Does the company have anti-takeover protections such as a poison pill or classified board in place?
•Does the company have a significant shareholder or is the company otherwise considered controlled?50
•Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
•Does the company have an independent chair and is the board sufficiently independent?
•Are there other material governance issues of concern at the company? Has the company’s performance matched or exceeded its peers in the past one and three years?
•How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
Where there is a decline in shareholder rights, the financial benefits are de minimis, and the proposed jurisdiction has significantly worse shareholder protections, the Benchmark Policy will generally recommend voting against the transaction.
In addition, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. Shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, the proposal is examined to determine the significant ways the company would benefit from shifting jurisdictions, including an evaluation of the criteria listed above. However, the Benchmark Policy will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
Exclusive Forum and Fee-Shifting Bylaw Provisions
Companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.
Some investors and groups, including CII, are of the view that companies should not attempt to restrict the venue for shareowner claims by adopting charter or bylaw provisions that seek to establish an exclusive forum.
Charter or bylaw provisions that limit a shareholder’s choice of legal venue are generally not in the best interests of shareholders and could effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders may be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware or federal courts for matters arising under the Securities Act of 1933) without compelling evidence that it will benefit shareholders.

2026 Benchmark Policy Guidelines — United States	76
For this reason, the Benchmark Policy will generally recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv)
maintains a strong record of good corporate governance practices.
Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, the importance of the other bundled provisions will be considered when determining the vote recommendation on the proposal. The Benchmark Policy will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to the discussion of nominating and governance committee performance in the section of the guidelines “A Board of Directors that Serves Shareholder Interests”).
Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or
“loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face a strong financial disincentive not to sue a company. Therefore, the Benchmark Policy strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. It is worth noting that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws; however, such provisions could still be adopted by companies incorporated in other states.
Mandatory Arbitration Provisions
In September 2025, the SEC issued a policy statement noting that the presence of a provision requiring arbitration of investor claims arising under the federal securities laws would not impact decisions regarding whether to accelerate the effectiveness of a registration statement, thus facilitating companies’ ability to include these provisions in their governing documents if consistent with state law, when contemplating an IPO. Instead, the SEC stated it would focus on the adequacy of the company’s disclosures.
A mandatory arbitration provision requires an investor to arbitrate its claims arising under federal securities laws with the issuer of the securities. Many investors view mandatory arbitration provisions as a governance practice that is generally not in their best interests. Arbitration, while a valid alternative dispute resolution mechanism, may restrict shareholder rights, including the right to initiate legal action in court, participate in court proceedings, and initiate class-action lawsuits, which may be the only practical vehicle for many federal securities law claims.
In addition, this practice keeps proceedings and decisions confidential, unlike public court rulings, thereby limiting transparency and the legal certainty that public court cases provide. As such, shareholders may be wary about approving any restrictions on their legal recourse.
For this reason, in the event that the board has approved highly restrictive governing documents containing mandatory arbitration provisions, among other restrictive provisions, upon completion of a company’s IPO, spin-
off, or direct listing, the Benchmark Policy may recommend voting against members of the governance committee. Furthermore, the Benchmark Policy will generally recommend that shareholders vote against any bylaw or charter amendment seeking to adopt a mandatory arbitration provision unless the company: (i)
provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence

2026 Benchmark Policy Guidelines — United States	77
of abuse of legal processes; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.
Authorized Shares
Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the Benchmark Policy will typically review four common reasons why a company might need additional capital stock:
1.Stock Split —Typically three metrics are considered when evaluating whether a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
2.Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. The Benchmark Policy is typically against such defenses and will oppose actions intended to bolster such defenses.
3.Financing for Acquisitions — A company’s history of using stock for acquisitions is reviewed and, if it can be determined, what levels of stock have typically been required to accomplish such transactions is considered. The proxy statement is also reviewed to see whether this is discussed as a reason for the additional shares.
4.Financing for Operations — The company’s cash position and its ability to secure financing through borrowing or other means is reviewed. This review looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.
Issuing additional shares generally dilutes existing holders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, if the company has not detailed a plan for use of the proposed shares, or if the number of shares far exceeds those needed to accomplish a detailed plan, the Benchmark Policy typically recommends against the authorization of additional shares. Similar concerns may also lead the Benchmark
Policy to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.
The Benchmark Policy generally recommends voting against authorizations and/or increases in preferred shares, which allow the board to determine the preferences, limitations and rights of the preferred shares (known as
“blank-check preferred stock”). Granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an anti-takeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. Therefore, the Benchmark
Policy will generally recommend voting against such requests, unless the company discloses a commitment to not use such shares as an anti-takeover defense or in a shareholder rights plan, or a commitment to submit any shareholder rights plan to a shareholder vote prior to its adoption.
While having adequate shares to allow management to make quick decisions and effectively operate the business is critical, it is generally preferred that, for significant transactions, management requests shareholder

2026 Benchmark Policy Guidelines — United States	78
approval for justification of their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
Advance Notice Requirements
The Benchmark Policy typically recommends that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements can make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
Shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, can identify issues on which they have sufficient information and ignoring issues on which they have insufficient information.
Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
Virtual Shareholder Meetings
A growing contingent of companies have elected to hold shareholder meetings by virtual means only. Virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e., a “hybrid meeting”). However, virtual-only meetings also have the potential to curb the ability of shareholders to meaningfully communicate with the company’s management.
Prominent shareholder rights advocates, including CII, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, the Benchmark Policy looks for robust disclosure in a company’s proxy statement that assures shareholders they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii)
procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.
The Benchmark Policy will generally recommend voting against members of the governance committee where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.

2026 Benchmark Policy Guidelines — United States	79
Voting Structure
Multi-Class Share Structures
In line with CII’s Policies on Corporate Governance, ICGN’s Global Governance Principles and broad investor sentiment, each share of a company’s common stock should have one vote, companies should not have share classes with unequal voting rights, and certain shareholders should not have power or control disproportionate to their economic interests. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.
Furthermore, many investors agree that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.
Generally, a multi-class share structure reflects negatively on a company’s overall corporate governance.
Because it is widely expected that companies have share capital structures that protect the interests of non-
controlling shareholders as well as any controlling entity, the Benchmark Policy typically recommends that shareholders vote in favor of proposals that would eliminate multi-class share structures. Similarly, the
Benchmark Policy will generally recommend against proposals to adopt a new class of common stock.
Additionally, the Benchmark Policy will generally recommend voting against the chair of the governance committee at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure (generally seven years or less).
In the case of a board that adopts a multi-class share structure in connection with an IPO, spin-off, or direct listing within the past year, the Benchmark Policy will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure (generally seven years or less). If the multi-class share structure is put to a shareholder vote, the level of approval or disapproval attributed to unaffiliated shareholders will be examined when determining the vote outcome.
At companies that have multi-class share structures with unequal voting rights, the level of approval or disapproval attributed to unaffiliated shareholders will be considered when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, the level of approval or disapproval attributed to unaffiliated shareholders will generally be examined on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, many investors expect boards to engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management, boards should engage with unaffiliated shareholders and provide a more robust response to fully address shareholder concerns.

2026 Benchmark Policy Guidelines — United States	80
Cumulative Voting
Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
Cumulative voting proposals are reviewed on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, these proposals are typically found on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances, the Benchmark Policy typically recommends in favor of cumulative voting.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the Benchmark
Policy will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, the Benchmark Policy will also generally recommend voting against cumulative voting proposals if the company has not adopted anti-takeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, the Benchmark Policy will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote.
This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Supermajority vote requirements may impede shareholder action on ballot items critical to shareholder interests. One key example is in the takeover context, where supermajority vote requirements can severely limit the voice of shareholders in making decisions on such crucial matters as selling the business. This, in turn, degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. In most cases, the Benchmark Policy is of the view that a simple majority is appropriate to approve all matters presented to shareholders.
In cases where a company seeks to abolish supermajority voting requirements, the Benchmark Policy will evaluate such proposals on a case-by-case basis. In certain instances, such as at companies with large or controlling shareholders, supermajority vote requirements may serve to protect the interests of minority shareholders. Therefore, in analyzing such proposals, the Benchmark Policy will take into account additional

2026 Benchmark Policy Guidelines — United States	81
factors including: shareholder structure; quorum requirements; impending transactions – involving the company or a major shareholder – and any internal conflicts within the company.
Transaction of Other Business
The Benchmark Policy typically recommends that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting because granting unfettered discretion is unwise.
Anti-Greenmail Proposals
The Benchmark Policy will support proposals to adopt a provision preventing the payment of greenmail, which would prevent companies from buying back company stock at significant premiums from a certain shareholder.
Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision generally requires that a majority of shareholders other than the majority shareholder approve the buyback.
Mutual Funds: Investment Policies and Advisory Agreements
The Benchmark Policy takes the view that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, analyses of such proposals are focused on the following main areas:
•The terms of any amended advisory or sub-advisory agreement;
•Any changes in the fee structure paid to the investment advisor; and
•Any material changes to the fund’s investment objective or strategy.
The Benchmark Policy generally supports amendments to a fund’s investment advisory agreement, absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for the Benchmark Policy to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, the Benchmark Policy is more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, the Benchmark Policy generally supports sub-
advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-
advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, shareholders are generally best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, the Benchmark Policy generally recommends voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that are noticeably different than when originally purchased, and which could, therefore, potentially negatively impact some investors’ diversification strategies.

2026 Benchmark Policy Guidelines — United States	82
Real Estate Investment Trusts
The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts
(REITs) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.
In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, the Benchmark Policy applies a highly nuanced approach in the evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.
Preferred Stock Issuances at REITs
The Benchmark Policy generally recommends against the authorization of "blank-check preferred stock."
However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which results in the rights of common shareholders being adversely impacted), the Benchmark Policy may support requests to authorize shares of blank-check preferred stock at
REITs.
Business Development Companies
Business Development Companies (BDCs) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (RICs) under the Internal
Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and, therefore, maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.
Authorization to Sell Shares at a Price Below Net Asset Value
Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions.
However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below
Net Asset Value (NAV). These proposals are evaluated using a case-by-case approach. The Benchmark Policy will recommend supporting such requests if the following conditions are met:

2026 Benchmark Policy Guidelines — United States	83
•The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e., the meeting date);
•The proposed discount below NAV is minimal (ideally no greater than 20%);
•The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and
•A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.
In short, BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and by explaining if and how the company’s past below-NAV share issuances have benefited the company.
Auditor Ratification and Below-NAV Issuances
When a BDC submits a below-NAV issuance for shareholder approval, the Benchmark Policy will refrain from recommending against the audit committee chair for not including auditor ratification on the same ballot.
Because of the unique way these proposals interact, votes may be tabulated in a manner that is not in shareholders’ interests. In cases where these proposals appear on the same ballot, auditor ratification is generally the only “routine proposal,” the presence of which triggers a scenario where broker non-votes may be counted toward shareholder quorum, with unintended consequences.
Under the 1940 Act, below-NAV issuance proposals require relatively high shareholder approval. Specifically, these proposals must be approved by the lesser of: (i) 67% of votes cast if a majority of shares are represented at the meeting; or (ii) a majority of outstanding shares. Meanwhile, any broker non-votes counted toward quorum will automatically be registered as “against” votes for purposes of this proposal. The unintended result can be a case where the issuance proposal is not approved, despite sufficient voting shares being cast in favor.
Because broker non-votes result from a lack of voting instruction by the shareholder, shareholders’ ability to weigh in on the selection of auditor does not outweigh the consequences of failing to approve an issuance proposal due to such technicality.
Special Purpose Acquisition Companies
Special Purpose Acquisition Companies (SPACs), also known as “blank check companies,” are publicly traded entities with no commercial operations and are formed specifically to pool funds in order to complete a merger or acquisition within a set time frame. In general, the acquisition target of a SPAC is either not yet identified or otherwise not explicitly disclosed to the public even when the founders of the SPAC may have at least one target in mind. Consequently, IPO investors often do not know what company they will ultimately be investing in.
SPACs are therefore very different from typical operating companies. Shareholders do not have the same expectations associated with an ordinary publicly traded company and executive officers of a SPAC typically do not continue in employment roles with an acquired company.

2026 Benchmark Policy Guidelines — United States	84
Extension of Business Combination Deadline
Governing documents of SPACs typically provide for the return of IPO proceeds to common shareholders if no qualifying business combination is consummated before a certain date. Because the time frames for the consummation of such transactions are relatively short, SPACs will sometimes hold special shareholder meetings at which shareholders are asked to extend the business combination deadline. In such cases, an acquisition target will typically have been identified, but additional time is required to allow management of the SPAC to finalize the terms of the deal.
The Benchmark Policy generally views management and the board as being in the best position to determine when the extension of a business combination deadline is needed. As such, it generally supports reasonable extension requests.
SPAC Board Independence
The board of directors of a SPAC’s acquisition target is, in many cases, already established prior to the business combination. In some cases, however, the board’s composition may change in connection with the business combination, including the potential addition of individuals who served in management roles with the SPAC. The role of a SPAC executive is unlike that of a typical operating company executive. Because the SPAC’s only business is identifying and executing an acquisition deal, the interests of a former SPAC executive are also different.
The Benchmark Policy does not automatically consider a former SPAC executive to be affiliated with the acquired operating entity when their only position on the board of the combined entity is that of an otherwise independent director. Absent any evidence of an employment relationship or continuing material financial interest in the combined entity, the Benchmark Policy will, therefore, consider such directors to be independent.
Director Commitments of SPAC Executives
The primary role of executive officers at SPACs is identifying acquisition targets for the SPAC and consummating a business combination. Given the nature of these executive roles and the limited business operations of SPACs, when a directors’ only executive role is at a SPAC, the Benchmark Policy will generally apply the higher limit for company directorships (see “Director Commitments”). As a result, the Benchmark Policy generally recommends that shareholders vote against a director who serves in an executive role only at a SPAC while serving on more than five public company boards.
Shareholder Proposals
The Benchmark Policy looks for governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. Accordingly, it places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders. As such it generally supports proposals that encourage transparency in how companies are mitigating material ESG risks, including those related to climate change, human capital management, and stakeholder relations.

2026 Benchmark Policy Guidelines — United States	85
To that end, the Benchmark Policy evaluates all shareholder proposals on a case-by-case basis with a view to protecting long-term shareholder value. While it is generally supportive of those that promote board accountability, shareholder rights, and transparency, it considers all proposals in the context of a company’s unique operations and risk profile.
For a detailed review of the Glass Lewis benchmark policies concerning compensation, environmental, social, and governance shareholder proposals, please refer to Benchmark Policy Guidelines for Shareholder Proposals &
ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.

2026 Benchmark Policy Guidelines — United States	86
Overall Approach to Environmental, Social &
Governance Issues
The Benchmark Policy evaluates all environmental and social issues through the lens of long-term shareholder value. Shareholders are best served when companies consider material environmental and social factors in all aspects of their operations and when they are provided with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated. Governance is a critical factor in how companies manage environmental and social risks and opportunities and the Benchmark Policy is of the view that a well-governed company will be generally managing these issues better than one without a governance structure that promotes board independence and accountability.
Part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have financially material environmental and social implications. Companies can face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on a pressing issue that could negatively impact shareholder value, the Benchmark Policy expects companies to take necessary actions in order to effect changes that will safeguard shareholders’ financial interests.
Given the importance of the role of the board in executing a sustainable business strategy that allows for the realization of environmental and social opportunities and the mitigation of related risks, relating to environmental risks and opportunities, the Benchmark Policy looks for governance structures that protect shareholders and promote director accountability. When management and the board have displayed disregard for environmental or social risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental and social risks that threaten shareholder value, the Benchmark
Policy will consider holding directors accountable. In such instances, it will generally recommend against responsible members of the board that are specifically charged with oversight of the issue in question.
When evaluating environmental and social factors that may be relevant to a given company, the Benchmark
Policy does so in the context of the financial materiality of the issue to the company’s operations. Companies in all industries face risks associated with environmental and social issues. However, these risks manifest themselves differently at each company as a result of its operations, workforce, structure, and geography, among other factors. Accordingly, the Benchmark Policy places a significant emphasis on the financial implications of a company’s actions with regard to impacts on its stakeholders and the environment.
When evaluating environmental and social issues, the Benchmark Policy examines companies’:
Direct environmental and social risk — Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks include those associated with oil or gas spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Social risks may include non-inclusive employment policies, inadequate human rights policies, or issues that adversely affect the company’s stakeholders. Further, firms should consider their exposure to risks emanating from a broad range of issues, over which they may have no or only limited control, such as insurance companies being affected by increased storm severity and frequency resulting from climate change
Risk due to legislation and regulation — Companies should evaluate their exposure to changes or potential changes in regulation that affect current and planned operations. Regulation should be carefully monitored in all

2026 Benchmark Policy Guidelines — United States	87
jurisdictions in which the company operates. The Benchmark Policy looks closely at relevant and proposed legislation and evaluates whether the company has responded proactively.
Legal and reputational risk — Failure to take action on important environmental or social issues may carry the risk of inciting negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, it is prudent for companies to carefully evaluate the potential impacts of the public perception of their impacts on stakeholders and the environment. When considering investigations and lawsuits, the Benchmark Policy is mindful that such matters may involve unadjudicated allegations or other charges that have not been resolved. The Benchmark Policy will not assume the truth of such allegations or charges or that the law has been violated. Instead, it focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such concerns, lawsuits or investigations reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Governance risk — Inadequate oversight of environmental and social issues carries significant risks to companies. When leadership is ineffective or fails to thoroughly consider potential risks, such risks are likely unmitigated and could thus present substantial risks to the company, ultimately leading to loss of shareholder value.

2026 Benchmark Policy Guidelines — United States	88
Connect with Glass Lewis
Corporate Website  |  www.glasslewis.com
Email |  info@glasslewis.com
Social | @glasslewis    Glass, Lewis & Co.
Global Locations

North America Asia Pacific
United States
Headquarters
100 Pine Street, Suite 1250
San Francisco, CA 94111
+1 415 678 4110
New York, NY
+1 646 606 2345
2323 Grand Boulevard, Suite 1125
Kansas City, MO 64108
+1 816 945 4525
Canada
65 Front Street East, Suite 201
Toronto, ON M5E 1B5
Australia
CGI Glass Lewis
Suite 5.03, Level 5
255 George Street
Sydney NSW 2000
+61 2 9299 9266
Japan
Shinjuku Mitsui Building, 11th floor
2-1-1, Nishi-Shinjuku, Shinjuku-ku,
Tokyo 163-0411, Japan
Philippines
One Ayala East Tower, 1 Ayala Ave
Makati, Metro Manila
Europe
Ireland
15 Henry Street
Limerick V94 V9T4
+353 61 534 343
United Kingdom
80 Coleman Street
Suite 4.02
London EC2R 5BJ
+44 20 7653 8800
France
Proxinvest
6 Rue d’Uzès
75002 Paris
+33 ()1 45 51 50 43
Germany
IVOX Glass Lewis
Kaiserallee 23a
76133 Karlsruhe
+49 721 35 49622
Romania
Calea Aradului 11
Timișoara 300254
Sweden
Norrsken House
Birger Jarlsgatan 57C
113 56 Stockholm

2026 Benchmark Policy Guidelines — United States	89
DISCLAIMER
© 2025 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.
This document is intended to provide an overview of Glass Lewis’ U.S. Benchmark Policy proxy voting guidelines.
It is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body.
Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.
Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.
No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document and subscribers are ultimately and solely responsible for making their own decisions, including, but not limited to, ensuring that such decisions comply with all agreements, codes, duties, laws, ordinances, regulations, and other obligations applicable to such subscriber.
All information contained in this report is protected by law, including, but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner, or by any means whatsoever, by any person without Glass Lewis’ prior written consent. The foregoing includes, but is not limited to, using these guidelines, in any manner and in whole or in part, in connection with any training, self-improving, or machine learning software, algorithms, hardware, or other artificial intelligence tools or aids of any kind, including, without limitation, large language models or other generative artificial intelligence platforms or services, whether proprietary to you or a third party, or generally available (collectively, “AI”) as well as any services, products, data, writings, works of authorship, graphics, pictures, recordings, any electronic or other information, text or numerals, audio or visual content, or materials of any nature or description generated or derived by or using, in whole or in part, AI.

International

GLASS LEWIS
2026 Benchmark Policy Guidelines

An Overview of Glass Lewis’ Approach to Proxy Advice
www.glasslewis.com
2
2026 International Benchmark Policy Guidelines
Table of Contents
Summary of Changes for 20265
Clarifying Amendments6
Election of Directors8
Board and Committee Composition and Performance8
Board Composition and Performance8
Committee Composition and Performance9
Board Diversity10
Board Tenure and Refreshment10
Separation of the Roles of Chair and CEO11
Board Responsiveness11
Election Procedures12
Slate Elections12
Classified Boards12
Board Oversight of Material Issues12
Board Oversight of Risk Management Controls12
Board Oversight of Environmental and Social Issues13
Board Accountability for Climate-Related Issues13
Board Oversight of Technology14
Financial Reporting17
Accounts and Reports17
Income Allocation (Distribution of Dividends)17
Appointment of Auditors and Authority to Set Fees17
3
2026 International Benchmark Policy Guidelines
Compensation19
Compensation Report/Compensation Policy19
Equity-Based Incentive Plans20
Pay for Performance21
Non-Executive Director Compensation22
Retirement Benefits for Non-Executive Directors22
Governance Structure23
Amendments to the Articles of Association23
Virtual Meetings23
Anti-Takeover Measures24
Multi-Class Share Structures24
Poison Pills (Shareholder Rights Plans)24
Supermajority Vote Requirements25
Increase in Authorized Shares25
Issuance of Shares25
Repurchase of Shares26
Shareholder Proposals26
Overall Approach to  Environmental, Social & Governance27
About Glass Lewis29
Connect with Glass Lewis30
4
2026 International Benchmark Policy Guidelines
Introduction
The purpose of Benchmark Policy proxy research and advice is to serve as a framework that facilitates shareholder voting in favor of governance structures that will drive performance and promote and maintain long-term shareholder value.
These guidelines provide a general overview of Glass Lewis’ Benchmark Policy approach to proxy advice globally.
Glass Lewis publishes separate, detailed Benchmark Policy guidelines for all major global markets, which are publicly available on the Glass Lewis website. Glass Lewis' regional Benchmark Policy guidelines are largely based on the regulations, listing rules, codes of best practice and other relevant standards set in each country. While these guidelines provide a high-level overview of the general Benchmark Policy approach, implementation varies in accordance with relevant requirements or best practices in each market. For detailed information on the implementation of the policy approach described below, refer to the Glass Lewis Benchmark Policy guidelines for the relevant country.
Summary of Changes for 2026
For 2026, the language in this document has been updated to clarify that these guidelines contain the views of the Benchmark Policy. The Benchmark Policy reflects broad investor opinion and widely accepted governance principles and is intended to provide clients with nuanced analysis informed by market best practice, regulation, and prevailing investor sentiment. This change better conveys Glass Lewis’ role as a service provider to a diverse, global client base with a wide spectrum of viewpoints and objectives. The Benchmark Policy represents just one of Glass Lewis’ policy offerings.
Furthermore, the language in multiple sections of these guidelines has been updated and expanded to more closely align with other regional Benchmark Policy guideline sets.
In addition, the following noteworthy revisions have been made to the Benchmark Policy, which are summarized below and discussed in greater detail in the relevant section of this document.
Pay for Performance
A new section of these guidelines has been added in order to describe Glass Lewis’ new proprietary pay-for-
performance model, which is included in Proxy Papers covering the annual meetings of companies in the Russell
3000 in the U.S., the S&P/TSX Composite in Canada, and large- and mid-cap companies in Australia and major
European markets. Further, it is clarified that while the outcome of this assessment may impact the analysis of a company’s executive remuneration practices, Benchmark Policy recommendations on remuneration report and policy proposals will continue to be derived from a holistic assessment of a company’s remuneration structure, disclosure and practices, as well as other relevant external factors.
Please refer to the “Pay for Performance” section of these guidelines for further information.
5
2026 International Benchmark Policy Guidelines
Clarifying Amendments
The following clarifications of our existing policies are included this year:
Equity-Based and Long-Term Incentive Plans
Amendments have been made to these sections of these guidelines in order to more clearly differentiate between the Benchmark Policy approach to assessing long-term incentive plans for top management, and equity-based incentive or retention plans that may also include below-level executives and other employees.
Please refer to the “Equity-Based Incentive Plans” and “Long-Term Incentive Plans” sections of these guidelines for further information.
Committee Composition and Performance
This section of the guidelines has been expanded to clarify that the Benchmark Policy sets the general expectation that the majority of shareholder representatives on key board committees are independent, although higher or lower thresholds are set in some markets based on local best practice recommendations and prevailing market practice.
Please refer to the “Committee Composition and Performance” section of these guidelines for further information.
Board Diversity
This section of the guidelines has been expanded to clarify that the Benchmark Policy approach to providing voting guidance considering diversity factors at U.S. companies and its display in Proxy Papers was modified in
March 2025.
Please refer to the “Board Diversity” section of these guidelines and the 2025 “Supplemental Statement on
Diversity Considerations at U.S. Companies” for further information.
Board Responsiveness
The Benchmark Policy’s discussion on board responsiveness has been amended to clarify that, when assessing the level of unaffiliated shareholder dissent expressed at a previous shareholder meeting, a company’s ownership structure and the meeting quorum are taken into account.
Please refer to the “Board Responsiveness” section of these guidelines for further information.
Supermajority Vote Requirements
The Benchmark Policy’s discussion on supermajority vote requirements has been updated to clarify that, in cases where a company seeks to abolish supermajority voting requirements, the Benchmark Policy will evaluate such proposals on a case-by-case basis.  The Benchmark Policy has also been updated to reflect that when companies have a large or controlling shareholder, supermajority vote requirements may be appropriate to protect the
6
2026 International Benchmark Policy Guidelines
interests of minority shareholders and that, in such cases, the Benchmark Policy may oppose the elimination of these requirements.
Please refer to the “Supermajority Vote Requirements” section of these guidelines for further information.
7
2026 International Benchmark Policy Guidelines
Election of Directors
Board and Committee Composition and Performance
The Benchmark Policy looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. It takes the view that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.
Board Composition and Performance
The relationships between each member of, and nominee for election to, the board and the company, the company’s executives, other board members, and other major shareholders and stakeholders are closely examined as part of the assessment of director elections. The purpose of this inquiry is to determine whether pre-existing personal, familial, or financial relationships are likely to impact the decisions of that board member.
Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills the Benchmark Policy will generally recommend voting against or abstaining from voting on the election.
The Benchmark Policy recommends voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
For the purpose of the Benchmark Policy analysis, a director is typically classified as  independent if they have no material financial, familial, or other current relationships with the company, its executives, other board members, and other major shareholders and stakeholders except for service on the board and standard fees paid for that service. Relationships that have existed within the three to five years, dependent on the nature of the relationship, prior to the inquiry are usually considered to be “current” for purposes of this test.
A director is typically classified as affiliated if they have a material financial, familial or other current relationship with the company, its executives, other board members, and other major shareholders and stakeholders, but they are not an employee of the company. This includes directors whose employers have a material financial relationship with the company. This also includes a director who owns or controls, directly or indirectly, 10% or more of the company’s voting stock (except where local regulations or best practice set a different threshold).
A director is typically classified as an inside director, or “insider”, when they simultaneously serve as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as such.
1 In some cases, the Benchmark Policy will consider directors in leadership positions on the board to hold primary accountability for an issue and recommend against their re-election to the board. Depending on this issue, this could apply to the chair or vice chair of the board, the lead independent director (if applicable), or the chair of key board committees.
8
2026 International Benchmark Policy Guidelines
Voting Recommendations on the Basis of Board Independence
Many investors believe that a board will be most effective in protecting shareholders' interests when a majority of shareholder representatives on the board are independent, although the Benchmark Policy sets higher and lower thresholds in some markets based on local best practice recommendations and prevailing market practice.
Accordingly, the Benchmark Policy typically recommends voting against certain affiliated or insider members of the board to satisfy the applicable independence threshold.
The Benchmark Policy analysis typically accepts the presence of representatives of a company's major shareholder(s) on the board in line with their stake in a company's issued share capital or voting rights, so long as there is a sufficient number of independent directors to represent free-float shareholders and allow for the formation of sufficiently independent board committees.
Voting Recommendations on the Basis of Director Performance
Although the Benchmark Policy typically recommends that shareholders support the election of independent directors, it will generally recommend voting against directors for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A Director who sits on a potentially excessive number of boards.
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•There are substantial concerns regarding the performance and/or skills and experience of a director.
•The director can be considered to hold primary accountability for an issue due to their leadership position on the board.1
The Benchmark Policy also takes the position that the following conflicts of interest may hinder a director’s performance. Accordingly, it will therefore generally recommend voting against a:
•Director who, or a director whose immediate family member, currently provides material professional services to the company.
•Director who, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.
Committee Composition and Performance
Many investors believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. The Benchmark Policy sets the general expectation that the majority of shareholder representatives on key board committees are independent, although higher or lower thresholds are set in some markets based on local best practice recommendations and prevailing market practice. The
Benchmark Policy generally recommends that shareholders oppose the presence of executive directors on the audit and compensation committee given the risks for conflicts of interest.
2 For instance, the Benchmark Policy will generally recommend a vote against the audit committee chair for ongoing excessive non-audit fees or when a company fails to disclose audit fees, and may recommend a vote against all members of the compensation committee for ongoing egregious compensation policies and practices. Please refer to local market
Benchmark Policy guidelines for further information on how the Benchmark Policy recommends that committee members are held accountable for poor committee performance in each market.
9
2026 International Benchmark Policy Guidelines
The Benchmark Policy may recommend that shareholders vote against the chair, or all members, of key committees when there are material performance concerns.2
Board Diversity
Many investors consider it important to ensure that the board is composed of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. Accordingly, the Benchmark Policy closely reviews the board’s composition for representation of diverse director candidates. For further information on board diversity, please see In-Depth Report: Board
Gender Diversity.
If a board has failed to address material concerns regarding the mix of skills and experience of the non-executive directors or when it fails to meet legal requirements or the best practice standard prevalent in the market for gender quotas and has not disclosed any cogent explanation or plan regarding its approach to board diversity, the Benchmark Policy will typically recommend against the chair of the nominating committee.
The Benchmark Policy sets the expectation that boards of main market companies listed in most major global markets (e.g. Australia, Canada, Europe, Japan, United Kingdom and United States), comprise at least one gender diverse director (women, or directors that identify with a gender other than male or female). For
European and North American companies listed on a blue-chip or mid-cap index (e.g. Russell 3000, TSX, FTSE
350, etc.), the Benchmark Policy looks for boards to be composed of at least 30% of gender diverse directors.. A higher standard is applied by the Benchmark Policy where best practice recommendations or listing regulations in a specific country set a higher target.
The Benchmark Policy analysis also monitors company disclosure on diversity of ethnicity and other underrepresented communities at board level. Large companies in markets with legal requirements or best practice recommendations in this area (e.g. United States; United Kingdom) are expected to provide clear disclosure on the board's performance.
The Benchmark Policy’s approach to providing proxy voting guidance considering diversity factors at U.S.
companies and its display in Proxy Papers was modified in March 2025. For more information, please see the
2025 Supplemental Statement on Diversity Considerations at U.S. Companies.
Board Tenure and Refreshment
Many investors support routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. While a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. The Benchmark Policy may consider recommending voting against directors with a lengthy tenure (e.g. over 12 years) when significant performance or governance concerns indicate that a fresh perspective would be beneficial, and recent or planned board refreshment is limited.
10
2026 International Benchmark Policy Guidelines
The Benchmark Policy is of the view that the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. However, where a board has established an age or term limit, it is the Benchmark Policy expectation that such limit should generally be applied equally for all members of the board. If a board waives its age/term limits, the Benchmark Policy will consider recommending shareholders vote against the chair of the nominating committee or equivalent, unless compelling rationale is provided for why the board is proposing to waive this rule through an election/re-election.
Separation of the Roles of Chair and CEO
Many investors believe that the board should be chaired by an independent director. The Benchmark Policy is of the view that separating the roles of CEO (or, more rarely, another executive position) and chair generally creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board. The Benchmark Policy views an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
In the absence of an independent chair, the Benchmark Policy supports the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair. In some markets, the Benchmark Policy will typically recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.
Board Responsiveness
Many investors expect that when a significant proportion of votes cast on a proposal by unaffiliated shareholders (e.g. 20% or more) are contrary to the board’s recommendation, the board should, depending on the issue, demonstrate some level of responsiveness to address shareholder concerns. While the 20% threshold alone will not automatically generate a negative vote recommendation from the Benchmark Policy on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event the Benchmark
Policy analysis determines that the board did not respond appropriately. Additionally, when shareholder proposals receive significant support (generally more than 30% of votes cast), the Benchmark Policy sets the expectation that boards engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives.
In assessing the level of dissent, the company’s ownership structure and the meeting quorum are taken into account. In the case of companies with a controlling shareholder and/or with a multi-class share structure, the
Benchmark Policy analysis will carefully examine the level of disapproval attributable to minority shareholders.
As a general framework, the evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of the most current Proxy Paper.
11
2026 International Benchmark Policy Guidelines
Election Procedures
Slate Elections
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. In countries where slate elections are common market practice, the Benchmark Policy will not recommend that shareholders oppose an election on the basis of this election method alone.
The Benchmark Policy will generally recommend that shareholders support a director slate, unless material independence or performance concerns have been identified. When the proposed slate raises concerns regarding board or committee independence, the Benchmark Policy will generally recommend that shareholders vote against the slate. In egregious cases where concerns regarding the performance and/or experience of the board, its committees, and/or individual directors have been identified, the Benchmark Policy will similarly typically recommend that shareholders vote against the director slate.
Classified Boards
Investors broadly view the repeal of staggered boards in favor of the annual election of directors favorably.
Generally, staggered boards are less accountable to shareholders than boards that are elected annually.
Furthermore, the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Accordingly, the Benchmark Policy typically recommends supporting the declassification of boards and introduction of the annual election of directors whenever that question is directly posed in a proxy (typically in the form of a shareholder proposal).
Board Oversight of Material Issues
Board Oversight of Risk Management Controls
The Benchmark Policy evaluates the risk management function of a public company board on a strictly case-by-
case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms, which inherently maintain significant exposure to financial risk. Market best practice indicates that financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies that involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.
When analyzing the risk management practices of public companies, the Benchmark Policy will take note of significant losses or write-downs on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or write-down, and where a reasonable analysis indicates that the company’s board level risk committee should be held accountable for poor oversight, the Benchmark Policy may recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk
3 E.g., S&P 500, FTSE 100, Nikkei 225, etc.
12
2026 International Benchmark Policy Guidelines
oversight (via a dedicated committee or otherwise), the Benchmark Policy may recommend a vote against the board chair on that basis.
Board Oversight of Environmental and Social Issues
Insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, shareholders generally benefit when such issues are carefully monitored and managed by companies, and when companies have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.
To that end, the Benchmark Policy looks to companies to ensure that boards maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment. Given the importance of the board’s role in overseeing environmental and social risks, this responsibility should be formally designated and codified in the appropriate committee charters or other governing documents.
While it is important that material environmental and social issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, the Benchmark Policy is of the view that that companies should determine the best structure for this oversight. This oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
The Benchmark Policy will generally recommend that shareholders vote against the chair of the governance committee (or equivalent) of companies listed on a major blue-chip index in key global markets that do not provide clear disclosure concerning the board-level oversight afforded to material environmental and/or social issues.
Board Accountability for Climate-Related Issues
Given the exceptionally broad impacts of a changing climate on companies, the economy, and society in general, climate risk can present a material risk for companies in all industries. Accordingly, it is important that boards consider and evaluate their operational resilience under lower-carbon scenarios. While all companies maintain exposure to climate-related risks, additional consideration should be given to, and disclosure should be provided by, those companies whose own GHG emissions represent a financially material risk. For companies with this increased risk exposure, the Benchmark Policy evaluates whether companies are providing clear and comprehensive disclosure regarding these risks, including how they are being mitigated and overseen. Such information is crucial to allow investors to understand the company’s management of this issue as well as the potential impact of a lower carbon future on the company’s operations.
In line with this view, the Benchmark Policy will carefully examine the climate-related disclosures provided by large-cap companies in developed capital markets3 with material exposure to climate risk stemming from their
4 This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight &
logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.
13
2026 International Benchmark Policy Guidelines
own operations4 as well as companies where their emissions, climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Disclosures (TCFD), IFRS S2 Climate-related
Disclosures, or other equivalent climate reporting framework. The Benchmark Policy will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-
related issues.
In instances where either (or both) of these disclosures are found to be absent or significantly lacking, the
Benchmark Policy may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee.
Further, the Benchmark Policy may extend this recommendation on this basis to additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry and its overall governance profile. In instances where appropriate directors are not standing for election, the Benchmark Policy may instead recommend shareholders vote against other matters that are up for a vote, such as the ratification of board acts, or the accounts and reports proposal.
Board Oversight of Technology
Cyber Risk Oversight
Companies and consumers are exposed to a growing risk of cyber-attacks. These attacks can result in customer or employee data breaches, harm to a company’s reputation, significant fines or penalties, and interruption to a company’s operations. Further, in some instances, cyber breaches can result in national security concerns, such as those impacting companies operating as utilities, defense contractors, and energy companies.
In response to these issues, regulators have increasingly been focused on ensuring companies are providing appropriate and timely disclosures and protections to stakeholders that could have been adversely impacted by a breach in a company’s cyber infrastructure.
Given the regulatory focus on, and the potential adverse outcomes from, cyber-related issues, many investors view cyber risk as material for all companies. Accordingly, it is critical that companies evaluate and mitigate these risks to the greatest extent possible. With that view, all issuers are encouraged to provide clear disclosure concerning the role of the board in overseeing issues related to cybersecurity, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. Such disclosure can help shareholders understand the seriousness with which companies take this issue.
In the absence of material cyber incidents, the Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, in instances where cyber-attacks have caused significant harm to shareholders, the board’s oversight of cybersecurity as well as the company’s response and disclosures will be closely evaluated.
14
2026 International Benchmark Policy Guidelines
Moreover, in instances where a company has been materially impacted by a cyber-attack, it is reasonable for shareholders to expect periodic updates communicating the company’s ongoing progress towards resolving and remediating the impact of the cyber-attack. Shareholders are best served when such updates include (but are not necessarily limited to) details such as when the company has fully restored its information systems, when the company has returned to normal operations, what resources the company is providing for affected stakeholders, and any other potentially relevant information, until the company considers the impact of the cyber-attack to be fully remediated. These disclosures should focus on the company’s response to address the impacts to affected stakeholders and should not reveal specific and/or technical details that could impede the company’s response or remediation of the incident or that could assist threat actors.
In such instances, the Benchmark Policy may recommend voting against appropriate directors if the board’s oversight, response or disclosure concerning cybersecurity-related issues to be insufficient, or not provided to shareholders.
Board Oversight of Artificial Intelligence
In recent years, companies have rapidly begun to develop and adopt uses for artificial intelligence (AI)
technologies throughout various aspects of their operations. Deployed and overseen effectively, AI technologies have the potential to make companies’ operations and systems more efficient and productive. However, as the use of these technologies has grown, so have the potential risks associated with companies’ development and use of AI. Given these potential risks, boards should be cognizant of, and take steps to mitigate exposure to, any material risks that could arise from their use or development of AI.
Companies that use or develop AI technologies should consider adopting strong internal frameworks that include ethical considerations and ensure they have provided a sufficient level of oversight of AI. As such, boards may seek to ensure effective oversight and address skills gaps by engaging in continued board education and/or appointing directors with AI expertise. With that view, all companies that develop or employ the use of AI in their operations should provide clear disclosure concerning the role of the board in overseeing issues related to
AI, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue.
Such disclosure can help shareholders understand the seriousness with which companies take this issue.
While market best practice indicates that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, generally, companies should determine the best structure for this oversight. This oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
In the absence of material incidents related to a company’s use or management of AI-related issues, the
Benchmark Policy will generally not make voting recommendations on the basis of a company’s oversight of, or disclosure concerning, AI-related issues. However, in instances where there is evidence that insufficient oversight and/or management of AI technologies has resulted in material harm to shareholders, the Benchmark
Policy will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of AI-related risks. It will also closely evaluate the board’s response to, and management of, this issue as well as any associated disclosures and may recommend voting against the re-election of accountable directors, or other matters up for a shareholder vote, as appropriate, if the board’s oversight, response or disclosure concerning AI-related issues is found to be insufficient.
15
2026 International Benchmark Policy Guidelines
Financial Reporting
Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports, and independent auditors’ reports to shareholders at a general meeting. The Benchmark Policy will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports.
However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, the Benchmark Policy will recommend that shareholders abstain from voting on this proposal.
Income Allocation (Distribution of Dividends)
In many countries, companies must submit the allocation of income for shareholder approval. The Benchmark
Policy will generally recommend voting for such a proposal. However, particular scrutiny will be given to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, or the proposed distribution represents a substantial departure from a company's disclosed dividend policy, and the company has not provided a satisfactory explanation.
Appointment of Auditors and Authority to Set Fees
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. The Benchmark Policy generally recommends that shareholders support management’s selection of an auditor and granting the board the authority to fix auditor fees, except in cases where it is concluded that the independence of an incumbent auditor or the integrity of the audit has been compromised. However, the Benchmark Policy generally recommends voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
•Where the auditor’s tenure is lengthy (e.g. over 10 years) and when any ongoing litigation or significant controversies which call into question an auditor's effectiveness are identified.
16
2026 International Benchmark Policy Guidelines
When a company is seeking to appoint an auditor for sustainability reporting, the Benchmark Policy will generally recommend that shareholders support a company’s choice, subject to the company providing sufficient information on the identity of and fees paid to the auditor, as well as to the independence and performance of the auditor, as outlined above.
17
2026 International Benchmark Policy Guidelines
Compensation
Compensation Report/Compensation Policy
Companies’ remuneration practices and disclosure, as outlined in company filings, are closely reviewed to evaluate management-submitted compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, the Benchmark Policy examines how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company, and the levels of remuneration in comparison to company performance and that of its peers.
Given the complexity of most companies’ remuneration programs, the Benchmark Policy applies a highly nuanced approach when analyzing executive compensation. All relevant factors are reviewed, including structural features, the presence of effective best practices, disclosure quality, and trajectory-related factors.
Further, executive compensation is reviewed on both a qualitative and quantitative basis, recognizing that each company must be examined in the context of its industry, size, financial condition, its historic pay-for-
performance practices, ownership structure, and any other relevant internal or external factors. Any significant changes or modifications, and associated rationale, made to a company’s compensation structure or award levels, including base salaries, are also reviewed on a case-by-case basis.
Except for particularly egregious pay decisions and practices, no one factor would ordinarily lead to an unfavorable recommendation under the Benchmark Policy without a review of the company’s rationale and/or the influence of such decisions or practices on other aspects of the pay program, most notably the company’s ability to align executive pay with performance and the shareholder experience.
Nevertheless, while not an exhaustive list, the Benchmark Policy considers the following to be problematic pay practices which may lead, or strongly contribute, to a recommendation to vote against a company’s compensation report or policy:
•Gross disconnect between pay and performance;
•Gross disconnect between remuneration outcomes and the experience of shareholders and other key stakeholders (in particular company employees) in the year under review;
•Performance goals and metrics are inappropriate or insufficiently challenging;
•Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;
•Excessive weighting of short-term (e.g., generally less than three year) performance measurement in incentive plans;
•Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•Guaranteed bonuses are established;
•Egregious or excessive bonuses, equity awards or severance payments;
•Excessive increases (e.g. over 10%) in fixed payments such as salary or pension entitlements that are not adequately justified; and
18
2026 International Benchmark Policy Guidelines
•The proposed changes to the existing policy represent, on aggregate, a worsening of the overall structure.
In addition, the Benchmark Policy looks for the presence of other structural safeguards, such as executive shareholding requirements, and clawback and malus policies for incentive plans. The absence of such safeguards may contribute to a negative recommendation. If in particularly egregious cases it is concluded that the compensation committee has substantially failed to fulfill its duty to shareholders, the Benchmark Policy may also recommend that shareholders vote against the chair, senior members, or all members of the committee, depending on the seriousness and persistence of the issues identified.
Equity-Based Incentive Plans
Many investors believe that equity compensation awards are useful, when not abused, for retaining employees and providing them with an incentive to act in a way that will improve company performance.
In order to allow for meaningful shareholder review, incentive programs should generally include: (i) specific and appropriate performance goals and/or vesting conditions; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the company’s peers. Generally, fewer structural safeguards are expected for plans that are exclusively for employees below the top-executive level.
Long-Term Incentive Plans Equity-based incentive programs, which are often the primary long-term incentive
(LTI) for executives, are generally the most significant portion of the overall compensation program for senior executives. When used appropriately, these programs can provide a vehicle for linking an executive’s pay to company performance, thereby aligning an executive’s interests with those of shareholders.
There are certain elements that are common to most well-structured LTI plans for senior executives. These include:
•No re-testing or lowering of performance conditions after the grant;
•Two or more performance metrics -- measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, and multiple metrics are less easily manipulated;
•At least one relative performance metric that compares the company’s performance to a relevant peer group or index;
•Vesting and/or performance periods of at least three years;
•Performance metrics that cannot be easily manipulated by management;
•Stretching targets that incentivize executives to strive for outstanding performance;
•Individual limits expressed as a percentage of base salary; and
•Holding requirements for executives, preferably extending through the duration of their tenure.
The Benchmark Policy reviews LTI plans holistically as part of the overall compensation package for executives, as outlined above. The Benchmark Policy will generally recommend that shareholders approve capital authorities aimed at servicing incentive plans that satisfy the above conditions, so long as maximum potential dilution also aligns with local market practice.
19
2026 International Benchmark Policy Guidelines
Pay for Performance
An integral part of a well-structured compensation package is a successful link between pay and performance.
The Glass Lewis proprietary pay-for-performance model, which serves as the primary quantitative analysis, was developed to better evaluate the link between pay and performance. A standalone pay-for-performance assessment is included in Proxy Papers covering the annual meetings of companies in the Russell 3000 in the
U.S., the S&P/TSX Composite in Canada, and large- and mid-cap companies in Australia and major European markets.
Generally, compensation and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context for clients to determine how well companies link executive compensation to relative performance. The methodology takes a scorecard-based approach in evaluating pay-
and-performance alignment. Final alignment scores are determined by the weighted sum of up to five or six tests, depending on the region, each with their own severity rating. Overall scores and ratings range as follows:
•Severe Concern: 0 to 20 points
•High Concern: 21 to 40 points
•Medium Concern: 41 to 60 points
•Low Concern: 61 to 80 points
•Negligible Concern: 81 to 100 points
The model utilizes three to five quantitative tests (depending on region and company-specific factors) and one qualitative downward modifier. The quantitative tests measure pay (primarily granted pay in North America, vested pay in Europe, and incentive outcomes in Australia) against TSR and financial performance, and the stringency of incentive plans for top executives.
Separately, a specific comparison between the company’s executive pay levels and its peers’ executive pay levels may be discussed in the analysis for additional insight into the score. Likewise, a specific comparison between the company’s performance and its peers’ performance may be reflected in the analysis for further context.
Companies that demonstrate a weaker link (an overall rating of “Severe Concern” or “High Concern”) are more likely to receive a negative recommendation under the Benchmark Policy; however, other qualitative factors are considered in developing recommendations, as each company is reviewed on a case-by-case basis. These additional factors include, but are not limited to: (i) the overall incentive structure; (ii) the trajectory of the program and any disclosed future changes; (iii) the operational, economic and business context for the year in review; (iv) the relevance of selected performance metrics; and (v) reasonable long-term payout levels. These factors may provide sufficient rationale for the Benchmark Policy to recommend in favor of a proposal even if there is an identified disconnect between pay and performance.
A proprietary methodology is utilized to determine peer groups used in the pay-for-performance scores that considers both market and industry peers. Since the peer group is based on an independent, proprietary technique, it will often differ from the one used by the company which, in turn, could affect the resulting analyses. While Glass Lewis’s independent, rigorous methodology provides a valuable perspective on the company’s compensation program, the company’s self-selected peer group may also be presented in the Proxy
Paper for comparative purposes and for supplemental analyses.
Further information and methodology is available at www.glasslewis.com/corporate-solutions/2026-pay-for-
performace-updates.
20
2026 International Benchmark Policy Guidelines
Non-Executive Director Compensation
Non-executive directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals, but not at a level that represents an excessive financial cost to a company and/or may compromise the objectivity of non-executive directors. The Benchmark Policy supports compensation plans that include non-performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
Retirement Benefits for Non-Executive Directors
The Benchmark Policy will typically recommend voting against proposals to grant retirement benefits to non-
executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.
21
2026 International Benchmark Policy Guidelines
Governance Structure
Amendments to the Articles of Association
The Benchmark Policy evaluates proposed amendments to a company’s articles of association on a case-by-case basis. Many investors are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, each change is analyzed individually and the Benchmark Policy will recommend voting for the proposal only when it is concluded that the amendments on balance are in the best interests of shareholders.
Virtual Meetings
Many investors believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person. However, meetings at which shareholders are not permitted to attend in person can curb the ability of a company's shareholders to participate in the meeting and meaningfully communicate with company management and directors.
Where companies are convening a meeting at which in-person attendance of shareholders is limited, the
Benchmark Policy expects companies to set and disclose clear procedures at the time of convocation regarding:
i)When, where, and how shareholders will have an opportunity to ask questions related to the subjects normally discussed at the annual meeting, including a timeline for submitting questions, types of appropriate questions, and rules for how questions and comments will be recognized and disclosed to shareholders;
ii)In particular where there are restrictions on the ability of shareholders to question the board during the meeting - the manner in which appropriate questions received during the meeting will be addressed by the board; this should include a commitment that questions which meet the board’s guidelines are answered in a format that is accessible by all shareholders, such as on the company’s
AGM or investor relations website;
iii)The procedure and requirements to participate in the meeting and access the meeting platform; and
iv)Technical support that is available to shareholders prior to and during the meeting.
In egregious cases where inadequate disclosure of the aforementioned has been provided to shareholders at the time of convocation, the Benchmark Policy will generally recommend that shareholders hold the board or relevant directors accountable.
Depending on a company’s governance structure, country of incorporation, and the agenda of the meeting, this may lead to recommendations that shareholders vote against members of the governance committee (or equivalent; if up for re-election); the chair of the board (if up for re-election); and/or other agenda items concerning board composition and performance as applicable (e.g. ratification of board acts). The Benchmark
Policy analysis and voting recommendations will always take into account local laws, best practices, and disclosure standards when assessing a company’s performance on this issue.
22
2026 International Benchmark Policy Guidelines
Anti-Takeover Measures
Multi-Class Share Structures
In line with CII’s Policies on Corporate Governance, ICGN’s Global Governance Principles and broad investor sentiment, each share of a company’s common stock should have one vote, companies should not have share classes with unequal voting rights, and certain shareholders should not have power or control disproportionate to their economic interests. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board. Furthermore, many investors agree that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.
Accordingly, the Benchmark Policy typically recommends that shareholders vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, it will generally recommend voting against proposals to adopt a new class of stock with different voting powers.
The Benchmark Policy will generally recommend that shareholders vote against (a) certain director(s) and/or other relevant agenda items at a North American or European company that adopts a multi-class share structure with unequal voting rights in connection with an IPO, spin-off, or direct listing within the past year if the board:
(i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure
(generally seven years or less). The approach of the Benchmark Policy toward companies with existing multi-
class share structures with unequal voting varies between regions and is dependent on, inter alia, local market practice and legislation, as well as an assessment of whether evidence exists that the share structure is contributing to poor governance or the suppression of minority shareholder concerns.
Poison Pills (Shareholder Rights Plans)
Many investors view poison pill plans unfavorably. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-
out premium for their stock.
Generally, boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation.
The Benchmark Policy typically recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, l the Benchmark Policy may recommend that shareholders support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what is assessed to be a reasonable ‘qualifying offer’ clause.
23
2026 International Benchmark Policy Guidelines
Supermajority Vote Requirements
Many investors believe that supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to shareholder interests.
Where a company seeks to abolish supermajority voting requirements, this will be evaluated on a case-by-case basis. In many instances, amendments to voting requirements may have a deleterious effect on shareholders’
rights where a company has a large or controlling shareholder. Therefore, the analysis will take into account additional factors including: shareholder structure; quorum requirements; impending transactions – involving the company or a major shareholder – and any internal conflicts within the company.
Increase in Authorized Shares
Adequate capital stock available for issuance is important to the operation of a company. The Benchmark Policy will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While having adequate shares to allow management to make quick decisions and effectively operate the business is critical, many investors prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
In general, the Benchmark Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the policy described below on the issuance of shares is applied.
Issuance of Shares
Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, the Benchmark Policy typically recommends against the issuance. In the case of a private placement, also it will also be considered whether the company is offering a discount to its share price.
In general, the Benchmark Policy will support proposals to authorize the board to issue shares (with preemptive rights) when the requested increase is equal to or less than the current issued share capital. This authority should generally not exceed five years. In accordance with differing market best practice, in some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which is analyzed on a case-by-case basis.
The Benchmark Policy will also generally support proposals to suspend preemptive rights for a maximum of
5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.
24
2026 International Benchmark Policy Guidelines
Repurchase of Shares
The Benchmark Policy will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than
10-20% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price). The Benchmark Policy may support a larger proposed repurchase program where the terms of the program stipulate that repurchased shares must be cancelled.
Shareholder Proposals
The Benchmark Policy seeks to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. Accordingly, it places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders. As such it generally supports proposals that encourage transparency in how companies are mitigating material ESG risks, including those related to climate change, human capital management, and stakeholder relations. To that end, the Benchmark Policy evaluates all shareholder proposals on a case-by-case basis with a view to protecting long-term shareholder value. While it is generally supportive of those that promote board accountability, shareholder rights, and transparency, it considers all proposals in the context of a company’s unique operations and risk profile.
For a detailed review of the Benchmark Policy approach to compensation, environmental, social, and governance shareholder proposals, please refer to the Benchmark Policy Guidelines for Shareholder Proposals &
ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.
25
2026 International Benchmark Policy Guidelines
Overall Approach to
Environmental, Social & Governance
The Benchmark Policy evaluates all environmental and social issues through the lens of long-term shareholder value. Shareholders are best served when companies consider material environmental and social factors in all aspects of their operations and when they are provided with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated. Governance is a critical factor in how companies manage environmental and social risks and opportunities, and the Benchmark Policy is of the view that a well-governed company will be generally managing these issues better than one without a governance structure that promotes board independence and accountability.
Part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have financially material environmental and social implications Companies can face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on a pressing issue that could negatively impact shareholder value, the Benchmark Policy promotes companies taking necessary actions in order to effect changes that will safeguard shareholders’ financial interests.
Given the importance of the role of the board in executing a sustainable business strategy that allows for the realization of environmental and social opportunities and the mitigation of related risks, relating to environmental risks and opportunities, the Benchmark Policy seeks to promote governance structures that protect shareholders and promote director accountability. When management and the board have displayed disregard for environmental or social risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental and social risks that threaten shareholder value, the
Benchmark Policy will consider holding directors accountable. In such instances, it will generally recommend against responsible members of the board that are specifically charged with oversight of the issue in question.
When evaluating environmental and social factors that may be relevant to a given company, the Benchmark
Policy does so in the context of the financial materiality of the issue to the company’s operations. Companies in all industries face risks associated with environmental and social issues. However, these risks manifest themselves differently at each company as a result of its operations, workforce, structure, and geography, among other factors. Accordingly, the Benchmark Policy places a significant emphasis on the financial implications of a company’s actions with regard to impacts on its stakeholders and the environment.
When evaluating environmental and social issues, the Benchmark Policy examines companies’:
Direct environmental and social risk — Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks include those associated with oil or gas spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Social risks may include non-inclusive employment policies, inadequate human rights policies, or issues that adversely affect the company’s stakeholders. Further, firms should consider their exposure to risks emanating from a broad range of issues, over which they may have no or only limited control, such as insurance companies being affected by increased storm severity and frequency resulting from climate change.
Risk due to legislation and regulation — Companies should evaluate their exposure to changes or potential changes in regulation that affect current and planned operations. Regulation should be carefully monitored in all
26
2026 International Benchmark Policy Guidelines
jurisdictions in which the company operates. The Benchmark Policy looks closely at relevant and proposed legislation and evaluates whether the company has responded proactively.
Legal and reputational risk — Failure to take action on important environmental or social issues may carry the risk of inciting negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, it is prudent for companies to carefully evaluate the potential impacts of the public perception of their impacts on stakeholders and the environment. When considering investigations and lawsuits, the Benchmark Policy is mindful that such matters may involve unadjudicated allegations or other charges that have not been resolved. The Benchmark Policy will not assume the truth of such allegations or charges or that the law has been violated. Instead, it focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such concerns, lawsuits or investigations reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Governance risk — Inadequate oversight of environmental and social issues carries significant risks to companies. When leadership is ineffective or fails to thoroughly consider potential risks, such risks are likely unmitigated and could thus present substantial risks to the company, ultimately leading to loss of shareholder value.
27
2026 International Benchmark Policy Guidelines
About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since
2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States,
Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive research weeks ahead of voting deadlines. Public companies can also use our innovative Report
Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.
Join the Conversation
Glass Lewis is committed to ongoing engagement with all market participants.
info@glasslewis.com    |      www.glasslewis.com
28
2026 International Benchmark Policy Guidelines
Connect with Glass Lewis
Corporate Website  |  www.glasslewis.com
Email |  info@glasslewis.com
Social | @glasslewis      Glass, Lewis & Co.
Global Locations

North America Asia Pacific
United States
Headquarters
100 Pine Street, Suite 1250
San Francisco, CA 94111
+1 415 678 4110
New York, NY
+1 646 606 2345
2323 Grand Boulevard, Suite 1125
Kansas City, MO 64108
+1 816 945 4525
Canada
65 Front Street East, Suite 201
Toronto, ON M5E 1B5
Australia
CGI Glass Lewis
Suite 5.03, Level 5
255 George Street
Sydney NSW 2000
+61 2 9299 9266
Japan
Shinjuku Mitsui Building, 11th
floor
2-1-1, Nishi-Shinjuku, Shinjuku-ku,
Tokyo 163-0411, Japan
Philippines
One Ayala East Tower, 1 Ayala Ave
Makati, Metro Manila
Europe
Ireland
15 Henry Street
Limerick V94 V9T4
+353 61 534 343
United Kingdom
80 Coleman Street
Suite 4.02
London EC2R 5BJ
+44 20 7653 8800
France
Proxinvest
6 Rue d’Uzès
75002 Paris
+33 ()1 45 51 50 43
Germany
IVOX Glass Lewis
Kaiserallee 23a
76133 Karlsruhe
+49 721 35 49622
Romania
Calea Aradului 11
Timișoara 300254
Sweden
Norrsken House
Birger Jarlsgatan 57C
113 56 Stockholm

29
2026 International Benchmark Policy Guidelines
DISCLAIMER
© 2026 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.
This document is intended to provide an overview of Glass Lewis’ proxy voting guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.
Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.
No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document and subscribers are ultimately and solely responsible for making their own decisions, including, but not limited to, ensuring that such decisions comply with all agreements, codes, duties, laws, ordinances, regulations, and other obligations applicable to such subscriber.
All information contained in this report is protected by law, including, but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner, or by any means whatsoever, by any person without Glass Lewis’ prior written consent. The foregoing includes, but is not limited to, using these guidelines, in any manner and in whole or in part, in connection with any training, self-improving, or machine learning software, algorithms, hardware, or other artificial intelligence tools or aids of any kind, including, without limitation, large language models or other generative artificial intelligence platforms or services, whether proprietary to you or a third party, or generally available (collectively, “AI”) as well as any services, products, data, writings, works of authorship, graphics, pictures, recordings, any electronic or other information, text or numerals, audio or visual content, or materials of any nature or description generated or derived by or using, in whole or in part, AI.

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 2,775, filed with the SEC on April 25, 2022.
(b)	Amended and Restated Bylaws of the Trust, incorporated by reference to Post-Effective Amendment No. 2,775, filed with the SEC on April 25, 2022.
(c)	Not applicable.
(d)(1)
Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to VanEck Vectors—Gold Miners ETF), incorporated by reference to Post-Effective Amendment No. 2,916, filed with the SEC on December 19, 2025.

(d)(2)
Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all non-unitary fee portfolios except for VanEck Vectors—Gold Miners ETF), incorporated by reference to Post-Effective Amendment No. 2,916, filed with the SEC on December 19, 2025.

(d)(3)
Amended and Restated Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all unitary fee portfolios), incorporated by reference to Post-Effective Amendment No. 2,916, filed with the SEC on December 19, 2025.

(d)(4)	Not applicable.
(d)(5)
Form of Amended and Restated Sub-Investment Advisory Agreement between China Asset Management (Hong Kong) Limited and Van Eck Associates Corporation, incorporated by reference to Post-Effective Amendment No. 2,457, filed with the SEC on January 26, 2017.

(d)(6)	Not applicable.
(d)(7)	Not applicable.
(d)(8)
Investment Management Agreement between the Trust and Van Eck Absolute Return Advisers Corporation (with respect to all non-unitary fee portfolios), incorporated by reference to Post-Effective Amendment No. 2,923, filed with the SEC on January 27, 2026.

(d)(9)
Investment Management Agreement between the Trust and Van Eck Absolute Return Advisers Corporation (with respect to all unitary fee portfolios), incorporated by reference to Post-Effective Amendment No. 2,923, filed with the SEC on January 27, 2026.

(d)(10)
Form of Sub-Investment Advisory Agreement between PineBridge Investments LLC and Van Eck Associates Corporation, incorporated by reference to Post-Effective Amendment No. 2,787, filed with the SEC on June 10, 2022.

(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation, incorporated by reference to Pre-Effective Amendment No. 4, filed with the SEC on May 11, 2006.
(e)(2)	Form of Participant Agreement, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.
(f)	Not applicable.
(g)	Master Custody Agreement between the Trust and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 2,916, filed with the SEC on December 19, 2025.
(h)(1)	Form of Administration Agreement between the Trust and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.
(h)(2)
Form of Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.

(h)(3)	Form of Sublicense Agreement between the Trust and the Van Eck Associates Corporation, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(h)(4)	Form of Rule 12d1-4 Fund of Funds Investment Agreement, incorporated by reference to Post-Effective Amendment No. 2,763, filed with the SEC on February 2, 2022.

(i)(1)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Environmental Services ETF (f/k/a Market Vectors—Environmental Services ETF), VanEck Vectors Gold Miners ETF (f/k/a Market Vectors—Gold Miners ETF) and VanEck Vectors Steel ETF (f/k/a Market Vectors—Steel ETF)), incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on October 6, 2006.

(i)(2)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Low Carbon Energy ETF (f/k/a VanEck Vectors Global Alternative Energy ETF and Market Vectors—Global Alternative Energy ETF) and VanEck Vectors Russia ETF (f/k/a Market Vectors—Russia ETF)), incorporated by reference to Post-Effective Amendment No. 5, filed with the SEC on April 9, 2007.

(i)(3)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Agribusiness ETF (f/k/a Market Vectors—Agribusiness ETF) and VanEck Vectors Uranium+Nuclear Energy ETF (f/k/a Market Vectors—Nuclear Energy ETF)), incorporated by reference to Post-Effective Amendment No. 9, filed with the SEC on July 30, 2007.

(i)(4)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors AMT-Free Intermediate Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Intermediate Municipal ETF), VanEck Vectors AMT-Free Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Long Municipal ETF), VanEck Vectors AMT-Free Short Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Short Municipal ETF), VanEck Vectors High-Yield Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers High Yield Municipal ETF), VanEck Vectors California Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free California Long Municipal ETF) and VanEck Vectors New York Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free New York Long Municipal ETF)), incorporated by reference to Post-Effective Amendment No. 14 filed with the SEC on November 2, 2007.

(i)(5)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Coal ETF (f/k/a Market Vectors—Coal ETF) and VanEck Vectors Gaming ETF (f/k/a Market Vectors—Gaming ETF)), incorporated by reference to Post-Effective Amendment No. 17, filed with the SEC on December 31, 2007.

(i)(6)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Massachusetts Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Massachussets Municipal Index ETF), VanEck Vectors New Jersey Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF), VanEck Vectors Ohio Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF), VanEck Vectors Pennsylvania Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF)), incorporated by reference to Post-Effective Amendment No. 21, filed with the SEC on February 15, 2008.

(i)(7)
Opinion of Clifford Chance US LLP (with respect to VanEck Vector Natural Resources ETF (f/k/a Market Vectors—RVE Hard Assets Producers ETF and Market Vectors—Hard Assets Producers ETF) and VanEck Vectors Solar Energy ETF (f/k/a Market Vectors—Solar Energy ETF), incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on April 21, 2008.

(i)(8)
Opinion and Consent of Clifford Chance US LLP with respect to VanEck Vectors Africa Index ETF (f/k/a Market Vectors—Africa ETF), VanEck Vectors Emerging Europe ex-Russia ETF (f/k/a Market Vectors—Emerging Eurasia Index ETF), VanEck Vectors Global Frontier Index ETF (f/ka/ Market Vectors—Global Frontier ETF Index and VanEck Vectors Gulf States Index ETF (f/k/a Market Vectors—Gulf States Index ETF)), incorporated by reference to Post-Effective Amendment No. 26, filed with SEC on July 8, 2008.

(i)(9)
Consent of Clifford Chance US LLP (with respect to VanEck Vectors High-Yield Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers High Yield Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 27, filed with the SEC on August 8, 2008.

(i)(10)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Indonesia Index ETF (f/k/a Market Vectors Indonesia Index ETF)), incorporated by reference to Post-Effective Amendment No. 34, filed with the SEC on November 25, 2008.

(i)(11)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Vietnam ETF (f/k/a Market Vectors Vietnam ETF)), incorporated by reference to Post-Effective Amendment No. 35, filed with the SEC on December 23, 2008.

(i)(12)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Pre-Refunded Municipal Index ETF (f/k/a Market Vectors Pre-Refunded Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 36, filed with the SEC on January 28, 2009.

(i)(13)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Egypt Index ETF (f/k/a Market Vectors Egypt Index ETF)), incorporated by reference to Post-Effective Amendment No. 111, filed with the SEC on February 16, 2010.

(i)(14)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC CSI 300 ETF (f/k/a Market Vectors China ETF)), incorporated by reference to Post-Effective Amendment No. 79, filed with the SEC on September 4, 2009.

(i)(15)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Brazil Small-Cap ETF (f/k/a Market Vectors Brazil Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 49, filed with the SEC on May 8, 2009.

(i)(16)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Junior Gold Miners ETF (f/k/a Market Vectors Junior Gold Miners ETF)), incorporated by reference to Post-Effective Amendment No. 93, filed with the SEC on November 9, 2009.

(i)(17)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Poland ETF (f/k/a Market Vectors Poland ETF)), incorporated by reference to Post-Effective Amendment No. 97, filed with the SEC on November 20, 2009.

(i)(18)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors India Small-Cap Index ETF (f/k/a Market Vectors India Small-Cap Index ETF)), incorporated by reference to Post-Effective Amendment No. 129, filed with the SEC on April 5, 2010.

(i)(19)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (f/k/a Market Vectors Emerging Markets Local Currency Bond ETF)), incorporated by reference to Post-Effective Amendment No. 153, filed with the SEC on June 28, 2010.

(i)(20)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Investment Grade Floating Rate ETF (f/k/a Market Vectors Investment Grade Floating Rate Bond ETF)), incorporated by reference to Post-Effective Amendment No. 154, filed with the SEC on June 28, 2010.

(i)(21)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Rare Earth/Strategic Metals ETF (f/k/a Market Vectors Rare Earth/Strategic Metals ETF)), incorporated by reference to Post-Effective Amendment No. 203, filed with the SEC on October 22, 2010.

(i)(22)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Emerging Markets Aggregate Bond ETF (f/k/a Market Vectors LatAm Aggregate Bond ETF)), incorporated by reference to Post-Effective Amendment No. 358, filed with the SEC on May 10, 2011.

(i)(23)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Russia Small-Cap ETF (f/k/a Market Vectors Russia Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 312, filed with the SEC on April 1, 2011.

(i)(24)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors CEF Municipal Income ETF (f/k/a Market Vectors CEF Municipal Income ETF)), incorporated by reference to Post-Effective Amendment No. 395, filed with the SEC on July 7, 2011.

(i)(25)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Mortgage REIT Income ETF (f/k/a Market Vectors Mortgage REIT Income ETF)), incorporated by reference to Post-Effective Amendment No. 431, filed with the SEC on August 15, 2011.

(i)(26)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors International High Yield Bond ETF (f/k/a Market Vectors International High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 646, filed with the SEC on March 29, 2012.

(i)(27)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors BDC Income ETF (f/k/a Market Vectors BDC Income ETF)), incorporated by reference to Post-Effective Amendment No. 995, filed with the SEC on February 7, 2013.

(i)(28)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Biotech ETF (f/k/a Market Vectors Biotech ETF), VanEck Vectors Oil Services ETF (f/k/a Market Vectors Oil Services ETF), VanEck Vectors Pharmaceutical ETF (f/k/a Market Vectors Pharmaceutical ETF), VanEck Vectors Retail ETF (f/k/a Market Vectors Retail ETF) and VanEck Vectors Semiconductor ETF (f/k/a Market Vectors Semiconductor ETF)), incorporated by reference to Post-Effective Amendment No. 505, filed with the SEC on October 31, 2011.

(i)(29)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Indonesia Small-Cap ETF (f/k/a Market Vectors Indonesia Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 639, filed with the SEC on March 14, 2012.

(i)(30)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Unconventional Oil & Gas ETF (f/k/a Market Vectors Unconventional Oil & Gas ETF)), incorporated by reference to Post-Effective Amendment No. 598, filed with the SEC on February 8, 2012.

(i)(31)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Wide Moat ETF (f/k/a Market Vectors Morningstar Wide Moat Research ETF)), incorporated by reference to Post-Effective Amendment No. 674, filed with the SEC on April 13, 2012.

(i)(32)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Emerging Markets High Yield Bond ETF (f/k/a Market Vectors Emerging Markets High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 654, filed with the SEC on April 3, 2012.

(i)(33)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Fallen Angel High Yield Bond ETF (f/k/a Market Vectors Fallen Angel Bond ETF)), incorporated by reference to Post-Effective Amendment No. 653, filed with the SEC on April 3, 2012.

(i)(34)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Preferred Securities ex Financials ETF (f/k/a Market Vectors Preferred Securities ex Financials ETF)), incorporated by reference to Post-Effective Amendment No. 765, filed with the SEC on July 5, 2012.

(i)(35)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Saudi Arabia ETF (f/k/a Market Vectors Saudi Arabia ETF)), incorporated by reference to Post-Effective Amendment No. 1,938, filed with the SEC on June 22, 2015.

(i)(36)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Short High-Yield Municipal Index ETF (f/k/a Market Vectors Short High-Yield Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 1,341, filed with the SEC on December 20, 2013.

(i)(37)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Treasury-Hedged High Yield Bond ETF (f/k/a Market Vectors Treasury-Hedged High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 994, filed with the SEC on February 5, 2013.

(i)(38)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Israel ETF (f/k/a Market Vectors Israel ETF)), incorporated by reference to Post-Effective Amendment No. 1,151, filed with the SEC on June 24, 2013.

(i)(39)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC SME-ChiNext ETF (f/k/a Market Vectors ChinaAMC SME-ChiNext ETF)), incorporated by reference to Post-Effective Amendment No. 1,502, filed with the SEC on May 16, 2014.

(i)(40)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC China Bond ETF (f/k/a Market Vectors ChinaAMC China Bond ETF)), incorporated by reference to Post-Effective Amendment No. 1,701, filed with the SEC on November 7, 2014.

(i)(41)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar International Moat ETF (f/k/a Market Vectors Morningstar International Moat ETF)), incorporated by reference to Post-Effective Amendment No. 1,957, filed with the SEC on July 9, 2015.

(i)(42)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Oil Refiners ETF (f/k/a Market Vectors Oil Refiners ETF)), incorporated by reference to Post-Effective Amendment No. 1,998, filed with the SEC on August 14, 2015.

(i)(43)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Energy Income ETF (f/k/a VanEck Vectors High Income MLP ETF and Market Vectors High Income MLP ETF), incorporated by reference to Post-Effective Amendment No. 2,131, filed with the SEC on December 10, 2015.

(i)(44)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Dynamic Put Write ETF), incorporated by reference to Post-Effective Amendment No. 2,521, filed with the SEC on May 1, 2017.
(i)(45)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Generic Drugs ETF (f/k/a Market Vectors Generic Drugs ETF)), incorporated by reference to Post-Effective Amendment No. 2,115, filed with the SEC on November 23, 2015.

(i)(46)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 8-12 Year Municipal Index ETF and VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF), incorporated by reference to Post-Effective Amendment No. 2,370, filed with the SEC on August 5, 2016.

(i)(47)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Long/Flat Commodity ETF), incorporated by reference to Post-Effective Amendment No. 2,322, filed with the SEC on May 31, 2016.
(i)(48)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors NDR CMG Long/Flat Allocation ETF (f/k/a VanEck Vectors Long/Flat US Equity ETF)), incorporated by reference to Post-Effective Amendment No. 2,574, filed with the SEC on September 27, 2017.

(i)(49)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Green Bond ETF), incorporated by reference to Post-Effective Amendment No. 2,479, filed with the SEC on February 28, 2017.
(i)(50)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Real Asset Allocation ETF), incorporated by reference to Post-Effective Amendment No. 2,598, filed with the SEC on March 9, 2018.
(i)(51)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Video Gaming and eSports ETF), incorporated by reference to Post-Effective Amendment No. 2,616, filed with the SEC on August 31, 2018.

(i)(52)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Global Wide Moat ETF), incorporated by reference to Post-Effective Amendment No. 2,626, filed with the SEC on October 24, 2018.

(i)(53)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Durable Dividend ETF (f/k/a VanEck Vectors Morningstar High Dividend ETF)), incorporated by reference to Post-Effective Amendment No. 2,627, filed with the SEC on October 24, 2018.

(i)(54)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Municipal Allocation ETF), incorporated by reference to Post-Effective Amendment No. 2,644, filed with the SEC on May 14, 2019.

(i)(55)
Opinion and Consent of Dechert LLP (with respect to VanEck HIP Sustainable Muni ETF(f/k/a VanEck Vectors Sustainable Muni ETF)), incorporated by reference to Post-Effective Amendment No. 2,738, filed with the SEC on August 24, 2021.

(i)(56)
Opinion of Dechert LLP (with respect to VanEck Vectors Moody's Analytics IG Corporate Bond ETF (f/k/a VanEck Vectors IG Corporate ETF)), incorporated by reference to Post-Effective Amendment No. 2,704, filed with the SEC on February 25, 2021.

(i)(57)
Consent of Dechert LLP (with respect to VanEck Vectors Moody's Analytics IG Corporate Bond ETF (f/k/a VanEck Vectors IG Corporate ETF)), incorporated by reference to Post-Effective Amendment No. 2,692, filed with the SEC on November 24, 2020.

(i)(58)
Opinion of Dechert LLP (with respect to VanEck Vectors Moody's Analytics BBB Corporate Bond ETF (f/k/a VanEck Vectors BBB Corporate ETF)), incorporated by reference to Post-Effective Amendment No. 2,704, filed with the SEC on February 25, 2021.

(i)(59)
Consent of Dechert LLP (with respect to VanEck Vectors Moody's Analytics BBB Corporate Bond ETF (f/k/a VanEck Vectors BBB Corporate ETF)), incorporated by reference to Post-Effective Amendment No. 2,693, filed with the SEC on November 24, 2020.

(i)(60)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Social Sentiment ETF), incorporated by reference to Post-Effective Amendment No. 2,704, filed with the SEC on February 25, 2021.
(i)(61)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Digital Transformation ETF (f/k/a VanEck Vectors Digital Assets ETF)), incorporated by reference to Post-Effective Amendment No. 2,712, filed with the SEC on April 9, 2021.

(i)(62)	Opinion and Consent of Dechert LLP (with respect to VanEck Morningstar ESG Moat ETF), incorporated by reference to Post-Effective Amendment No. 2,743, filed with the SEC on October 1, 2021.
(i)(63)	Opinion and Consent of Dechert LLP (with respect to VanEck Green Metals ETF), incorporated by reference to Post-Effective Amendment No. 2,751, filed with the SEC on November 3, 2021.
(i)(64)	Opinion and Consent of Dechert LLP (with respect to VanEck Bitcoin Strategy ETF), incorporated by reference to Post-Effective Amendment No. 2,749, filed with the SEC on October 27, 2021.
(i)(65)	Opinion and Consent of Dechert LLP (with respect to VanEck Future of Food ETF), incorporated by reference to Post-Effective Amendment No. 2,754, filed with the SEC on November 23, 2021.
(i)(66)	Opinion and Consent of Dechert LLP (with respect to VanEck Digital India ETF), incorporated by reference to Post-Effective Amendment No. 2,763, filed with the SEC on February 2, 2022.
(i)(67)
Opinion and Consent of Dechert LLP (with respect to VanEck Digital Assets Mining ETF (f/k/a VanEck Digital Asset Mining ETF)), incorporated by reference to Post-Effective Amendment No. 2,770, filed with the SEC on March 7, 2022.

(i)(68)
Opinion and Consent of Dechert LLP (with respect to VanEck Commodity Strategy ETF f/k/a VanEck Commodities and Bitcoin Strategy ETF), incorporated by reference to Post-Effective Amendment No. 2,808, filed with the SEC on August 31, 2022.

(i)(69)	Opinion and Consent of Dechert LLP (with respect to VanEck Dynamic High Income ETF), incorporated by reference to Post-Effective Amendment No. 2,809, filed with the SEC on August 31, 2022.
(i)(70)	Opinion and Consent of Dechert LLP (with respect to VanEck Muni ETF), incorporated by reference to Post-Effective Amendment No. 2,830, filed with the SEC on November 28, 2022.
(i)(71)	Opinion and Consent of Dechert LLP (with respect to VanEck CLO ETF), incorporated by reference to Post-Effective Amendment No. 2,787, filed with the SEC on June 10, 2022.
(i)(72)	Opinion and Consent of Dechert LLP (with respect to VanEck Green Infrastructure ETF), incorporated by reference to Post-Effective Amendment No. 2,823, filed with the SEC on October 14, 2022.
(i)(73)	Opinion and Consent of Dechert LLP (with respect to VanEck Morningstar SMID Moat ETF), incorporated by reference to Post-Effective Amendment No. 2,817, filed with the SEC on September 21, 2022.
(i)(74)
Opinion and Consent of Dechert LLP (with respect to VanEck CMCI Commodity Strategy ETF f/k/a VanEck Commodity Index ETF), incorporated by reference to Post-Effective Amendment No. 2,854, filed with the SEC on July 20, 2023.

(i)(75)	Opinion and Consent of Dechert LLP (with respect to VanEck Robotics ETF), incorporated by reference to Post-Effective Amendment No. 2,846, filed with the SEC on March 30, 2023.
(i)(76)	Opinion and Consent of Dechert LLP (with respect to VanEck Office and Commercial REIT ETF), incorporated by reference to Post-Effective Amendment No. 2,859, filed with the SEC on September 12, 2023.
(i)(77)	Opinion and Consent of Dechert LLP (with respect to VanEck Morningstar Wide Moat Growth ETF), incorporated by reference to Post-Effective Amendment No. 2,865, filed with the SEC on November 16, 2023.
(i)(78)	Opinion and Consent of Dechert LLP (with respect to VanEck Morningstar Wide Moat Value ETF), incorporated by reference to Post-Effective Amendment No. 2,866, filed with the SEC on November 16, 2023.
(i)(79)	Opinion and Consent of Dechert LLP (with respect to VanEck Ethereum Strategy ETF), incorporated by reference to Post-Effective Amendment No. 2,860, filed with the SEC on September 28, 2023.
(i)(80)	Opinion and Consent of Dechert LLP (with respect to VanEck Fabless Semiconductor ETF), incorporated by reference to Post-Effective Amendment No. 2,879, filed with the SEC on August 20, 2024.
(i)(81)	Opinion and Consent of Dechert LLP (with respect to VanEck AA-BB CLO ETF), incorporated by reference to Post-Effective Amendment No. 2,881, filed with the SEC on September 11, 2024.
(i)(82)	Opinion and Consent of Dechert LLP (with respect to VanEck Technology TruSector ETF), incorporated by reference to Post-Effective Amendment No. 2,905, filed with the SEC on August 20, 2025.
(i)(83)
Opinion and Consent of Dechert LLP (with respect to VanEck Communication Services TruSector ETF), incorporated by reference to Post-Effective Amendment No. 2,907, filed with the SEC on August 20, 2025.

(i)(84)
Opinion and Consent of Dechert LLP (with respect to VanEck Consumer Discretionary TruSector ETF), incorporated by reference to Post-Effective Amendment No. 2,906, filed with the SEC on August 20, 2025.

(i)(85)	Opinion and Consent of Dechert LLP (with respect to VanEck Alternative Asset Manager ETF), incorporated by reference to Post-Effective Amendment No. 2,899, filed with the SEC on June 3, 2025.
(i)(86)	Opinion and Consent of Dechert LLP (with respect to VanEck Nuclear Innovators ETF), to be filed by amendment.
(i)(87)
Opinion and Consent of Dechert LLP (with respect to VanEck Consumer Staples TruSector ETF, VanEck Energy TruSector ETF, VanEck Financials TruSector ETF, VanEck Healthcare TruSector ETF, VanEck Industrials TruSector ETF, VanEck Materials TruSector ETF, VanEck Real Estate TruSector ETF, VanEck Utilities TruSector ETF), incorporated by reference to Post-Effective Amendment No. 2,927 filed with the SEC on February 20, 2026.

(i)(88)	Opinion and Consent of Dechert LLP (with respect to VanEck MSCI EAFE Analyst Sentiment ETF), incorporated by reference to Post-Effective Amendment No. 2,933 filed with the SEC on March 20, 2026.
(i)(89)	Opinion and Consent of Dechert LLP (with respect to VanEck MSCI EM Analyst Sentiment ETF), incorporated by reference to Post-Effective Amendment No. 2,934 filed with the SEC on March 20, 2026.
(i)(90)	Opinion and Consent of Dechert LLP (with respect to VanEck Space ETF), filed with the SEC on May 6, 2026.
(i)(91)	Opinion and Consent of Dechert LLP (with respect to VanEck Data Center Supply Chain ETF), filed with the SEC on May 29, 2026.
(i)(92)	Opinion and Consent of Dechert LLP (with respect to VanEck China Semiconductor ETF), filed with SEC on June 22, 2026.
(i)(93)	Opinion and Consent of Dechert LLP (with respect to VanEck U.S. Equity Buffer ETF-July), to be filed by amendment.
(i)(94)	Opinion and Consent of Dechert LLP (with respect to VanEck U.S. Equity Buffer ETF-October), to be filed by amendment.

(i)(95)	Opinion and Consent of Dechert LLP (with respect to VanEck U.S. Equity Buffer ETF-January), to be filed by amendment.
(i)(96)	Opinion and Consent of Dechert LLP (with respect to VanEck U.S. Equity Buffer ETF-April), to be filed by amendment.
(j)	Not applicable.
(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)(1)	Code of Ethics of VanEck Vectors ETF Trust, incorporated by reference to Post-Effective Amendment No. 2,648, filed with the SEC on September 6, 2019.
(p)(2)
Code of Ethics of Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corporation and Van Eck Securities Corporation, incorporated by reference to Post-Effective Amendment No. 2,923, filed with the SEC on January 27, 2026.

(p)(3)	Code of Ethics of PineBridge Investments LLC, incorporated by reference to Post-Effective Amendment No. 2,923, filed with the SEC on January 27, 2026.
(q)(1)
Powers of Attorney for Messrs. John J. Crimmins, David H. Chow, R. Alastair Short, Peter J. Sidebottom, Richard D. Stamberger and Jan F. van Eck, incorporated by reference to Post-Effective Amendment No. 2,613, filed with the SEC on August 24, 2018.

(q)(2)	Power of Attorney for Ms. Laurie A. Hesslein, incorporated by reference to Post-Effective Amendment No. 2,650, filed with the SEC on September 20, 2019.

Item 29.    Persons Controlled by or Under Common Control with Registrant
    None.
Item 30.    Indemnification
Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, mediation, arbitration or proceeding, whether civil or criminal, in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (i) by the court or other body approving the settlement; (ii) by at least a majority of those Trustees who are neither interested parties of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry). For purposes of the determination or opinion referred to in (ii) and (iii) above, the majority of those Trustees who neither are interested persons of the Trust nor are parties to the matter or independent legal counsel, as the case may be, shall be entitled to rely on a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the

Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.
Item 31.    Business and Other Connections of Investment Manager
See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.
Item 32.    Principal Underwriters
(a)    Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: each series of VanEck Funds and VanEck VIP Trust.
(b)    The following is a list of the officers, directors and partners of Van Eck Securities Corporation:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Jan F. van Eck 666 Third Avenue New York, NY 10017	Director, President and Chief Executive Officer	President, Chief Executive Officer and Trustee
Jonathan R. Simon 666 Third Avenue New York, NY 10017	Director, Senior Vice President, General Counsel and Secretary	Senior Vice President, Chief Legal Officer and Secretary
Laura I. Martinez 666 Third Avenue New York, NY 10017	Vice President, Deputy General Counsel and Assistant Secretary	Vice President and Assistant Secretary
Matthew A. Babinsky 666 Third Avenue New York, NY 10017	Vice President, Deputy General Counsel and Assistant Secretary	Vice President and Assistant Secretary
Susan Curry 666 Third Avenue New York, NY 10017	Assistant Vice President	Assistant Vice President
Brendan Gundersen 666 Third Avenue New York, NY 10017	Managing Director, Head of Institutional Sales	N/A
Richard Potocki 666 Third Avenue New York, NY 10017	Managing Director, Head of US Distribution	N/A
F. Michael Gozzillo 666 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer
Laura Hamilton 666 Third Avenue New York, NY 10017	Assistant Vice President	Vice President
Lee Rappaport 666 Third Avenue New York, NY 10017	Director, Vice President, Chief Financial Officer, Treasurer and Operations Principal (FINOP)	N/A
Matthew Bartlett 666 Third Avenue New York, NY 10017	Manager, Internal Sales Desk	N/A
Kristen Capuano 666 Third Avenue New York, NY 10017	Managing Director, Head of Marketing and Product Strategy	N/A
Joseph Giordano 666 Third Avenue New York, NY 10017	Controller	N/A

Item 33.    Location of Accounts and Records

    The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Custodian and Transfer Agent, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 and the Registrant’s prior Custodian and Transfer Agent, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286. All other records so required to be maintained will be maintained at the offices of Van Eck Associates Corporation/Van Eck Absolute Return Advisers Corporation/Van Eck Securities Corporation, 666 Third Avenue, Floor 9, New York, New York 10017.

Item 34.    Management Services
Not applicable.
Item 35.    Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 10th day of July, 2026.

VANECK ETF TRUST

By:	/s/ Matthew A. Babinsky
Name: Matthew A. Babinsky
Title: Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*	Trustee	July 10, 2026
David H. Chow

/s/ Laurie A. Hesslein*	Trustee	July 10, 2026
Laurie A. Hesslein

/s/ R. Alastair Short*	Trustee	July 10, 2026
R. Alastair Short

/s/ Peter J. Sidebottom*	Trustee	July 10, 2026
Peter J. Sidebottom

/s/ Richard D. Stamberger*	Trustee	July 10, 2026
Richard D. Stamberger

/s/ Jan F. van Eck*	President, Chief Executive Officer and Trustee	July 10, 2026
Jan F. van Eck

/s/ John J. Crimmins*	Vice President, Chief Financial Officer and Principal Accounting Officer	July 10, 2026
John J. Crimmins

*By:	/s/ Matthew A. Babinsky
Matthew A. Babinsky
Attorney-in-Fact
July 10, 2026